UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

Litman Gregory Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory

4 Orinda Way, Suite 200-D

Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Focused Opportunities Fund
Litman Gregory Masters Alternative Strategies Fund

June 30, 2013

www.mastersfunds.com

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent several years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.
•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.
•	Although each manager's portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.
°	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.
°	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.
°	The Focused Opportunities Fund uses multiple managers with diverse investment styles. However, even with this diversification, the fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the fund could become more diversified.
•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

ii | Litman Gregory Funds Trust

Contents

Our Commitment to Shareholders	2
Funds’ Performance	4
Letter to Shareholders	5
Litman Gregory Masters Equity Fund
Equity Fund Review	7
Equity Fund Managers	12
Equity Fund Stock Highlights	13
Equity Fund Schedule of Investments	17
Litman Gregory Masters International Fund
International Fund Review	19
International Fund Managers	23
International Fund Stock Highlights	24
International Fund Schedule of Investments	28
Litman Gregory Masters Smaller Companies Fund
Smaller Companies Fund Review	30
Smaller Companies Fund Managers	34
Smaller Companies Fund Stock Highlights	35
Smaller Companies Fund Schedule of Investments	38
Litman Gregory Masters Focused Opportunities Fund
Focused Opportunities Fund Review	40
Focused Opportunities Fund Managers	44
Focused Opportunities Fund Stock Highlights	45
Focused Opportunities Fund Schedule of Investments	46
Litman Gregory Masters Alternative Strategies Fund
Alternative Strategies Fund Review	47
Alternative Strategies Fund Managers	51
Alternative Strategies Fund Highlights	52
Alternative Strategies Fund Schedule of Investments	58
Expense Examples	77
Statements of Assets and Liabilities	79
Statements of Operations	81
Statements of Changes in Net Assets
Equity Fund	82
International Fund	82
Smaller Companies Fund	83
Focused Opportunities Fund	83
Alternative Strategies Fund	84
Financial Highlights	85
Equity Fund
International Fund	86
Smaller Companies Fund	87
Focused Opportunities Fund	88
Alternative Strategies Fund	89
Equity Investor Class	90
International Investor Class	91
Alternative Strategies Investor Class	92
Notes to Financial Statements	93
Other Information	118
Index Definitions	119
Industry Terms and Definitions	121
Trustee and Officer Information	123
Privacy Notice	125

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents | 1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago we implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any of our funds.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2 | Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Litman Gregory Masters Focused Opportunities Fund is a non-diversified fund, which means that it may concentrate more assets in fewer individual holdings than diversified funds. Though primarily an equity fund, it may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 8, 20, 31, 41, and 49 for each fund’s top contributors. See pages 10, 21, 32, 42, and 49 for each fund’s portfolio composition. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see pages 119-120 for index definitions. You cannot invest directly in an index.

Please see pages 121-122 for industry definitions.

Funds’ Performance | 3

Litman Gregory Masters Funds’ Performance

		Average Annual Total Returns
	Year-to-					Since
Institutional Class Performance as of 6/30/2013	Date	1-Year	3-Year	5-Year	10-Year	Inception
Litman Gregory Masters Equity Fund (12/31/96)	10.30%	20.46%	14.47%	3.97%	5.87%	6.93%
Russell 3000 Index	14.06%	21.46%	18.63%	7.25%	7.81%	6.97%
Custom Equity Index	13.30%	21.23%	17.76%	6.73%	7.92%	6.86%
Lipper Multi-Cap Core Fund Index	13.22%	22.41%	16.48%	6.37%	7.63%	6.63%
Gross Expense Ratio: 1.30% Net Expense Ratio* as of 4/30/13: 1.21%

Litman Gregory Masters International Fund (12/1/97)	4.79%	23.84%	10.72%	1.00%	9.31%	8.34%
S&P Global (ex U.S.) LargeMidCap Index	0.49%	14.27%	8.52%	-0.10%	9.18%	5.84%
Lipper International Large-Cap Core Fund Index	2.90%	17.82%	9.73%	-1.29%	6.90%	4.72%
MSCI EAFE Index	4.47%	19.15%	10.55%	-0.16%	8.16%	4.96%
Gross Expense Ratio: 1.30% Net Expense Ratio* as of 4/30/13: 1.15%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	16.80%	28.65%	20.63%	9.10%	9.11%	9.11%
Russell 2000 Index	15.86%	24.21%	18.67%	8.77%	9.53%	9.53%
Lipper Small-Cap Core Fund Index	14.46%	24.92%	17.89%	8.38%	9.71%	9.71%
Gross Expense Ratio: 1.58% Net Expense Ratio* as of 4/30/13: 1.49%

Litman Gregory Masters Focused Opportunities Fund (6/30/2006)	10.09%	19.35%	17.80%	6.57%	n/a	4.77%
S&P 500 Index	13.83%	20.60%	18.45%	7.01%	n/a	5.66%
Gross Expense Ratio: 1.46% Net Expense Ratio* as of 4/30/13: 1.36%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	2.81%	8.30%	n/a	n/a	n/a	9.03%
Barclays Aggregate Bond Index	-2.45%	-0.67%	n/a	n/a	n/a	1.60%
S&P 500 Index	13.83%	20.60%	n/a	n/a	n/a	24.94%
40/60 Blend of S&P 500 Index & Barclays Aggregate Bond Index	3.85%	7.45%	n/a	n/a	n/a	10.59%
3-Month LIBOR	0.15%	0.39%	n/a	n/a	n/a	0.42%
Gross Expense Ratio: 1.91% Net Expense Ratio* as of 4/30/13: 1.64%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, and 1.02% of the Focused Opportunities Fund. Litman Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman Gregory has agreed not to seek recoupment of advisory fees waived. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, and the Focused Opportunities Fund. Litman Gregory has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2014 (unless otherwise sooner terminated) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement, exclusive of dividend and interest expense, for the Institutional Class will not exceed 1.49%.

4 | Litman Gregory Funds Trust

Dear Fellow Shareholder,

During the first half of 2013 U.S. stocks delivered exceptionally strong returns despite a minor market correction in June. It was a different story outside the U.S. where a continued recession in Europe, a slowdown in the rate of growth in much of the developing world, and generally elevated risk perceptions led to slightly negative returns in foreign equity indexes. In the bond markets tiny yields were more than offset by price declines.

	Average Annual Total Returns
	Year-to-
Performance as of 6/30/2013	Date	One-Year	Three-Year	Five-Year	Ten-Year
Russell 3000 Index	14.06%	21.46%	18.63%	7.25%	7.81%
S&P Global (ex U.S.) LargeMidCap Index	0.49%	14.27%	8.52%	-0.10%	9.18%
Barclays Aggregate Bond Index	-2.45%	-0.67%	3.51%	5.19%	4.52%

Performance quoted represents past performance and does not guarantee future results. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

With this market backdrop, Litman Gregory Masters International and Litman Gregory Smaller Companies beat their prospectus benchmarks while Equity and Focused Opportunities lagged. Litman Gregory’s lone non-equity fund, the Alternative Strategies Fund, outperformed its prospectus benchmark. See the following pages in this report for more details on each fund.

Thoughts on Active Management

The July/August 2013 issue of the Financial Analysts Journal included a very interesting article called Active Share and Mutual Fund Performance. The article was written by Antti Petajisto, a finance professor at NYU Stern School of Business when the article was published (he’s now at Blackrock). The article followed up on earlier articles about Active Share including a well known article in 2009 by Cremers and Petajisto.

We have written about the concept of Active Share in the past. Active Share measures the degree of difference between a fund portfolio and its benchmark index. For example, comparing an equity fund portfolio relative to its index, each holding in the fund can differ from the benchmark by virtue of not being in the benchmark, or by being over or underweighted relative to the holding’s weighting in the benchmark. The more different the portfolio is from the benchmark, the higher its degree of active management, or Active Share. A fund that perfectly tracks its benchmark weightings would have zero Active Share. A fund that has no holdings in common with its benchmark would have an Active Share of 100%.

The article includes a chart that tracks the changes in the level of assets invested in high and low Active Share mutual funds starting in 1980 through 2009. The data divides up the percent of total mutual fund assets invested in each Active Share quintile. Using Petajisto’s data we can see how the market share of high Active Share funds has declined while Indexing, and what he calls “Closet Indexing” (which makes up two quintiles), has increased over time.

	Percent of Equity Mutual Fund Assets Invested in Each Active Share Category
	Indexing (less than	Closet Indexing	Active	Highly Active
Year End	20% active)	(20% to 60% active)	(60% to 80% active)	(80% to 100% active)
1980	0.4%	1.1%	38.8%	59.7%
1990	2.1%	10.4%	50.5%	37.1%
2000	14.2%	34.2%	36.0%	15.5%
2009 (final data yr.)	19.2%	31.0%	31.2%	18.7%

The differences over time are striking with indexing rising from less than 1% of fund assets to 19%, closet indexing rising from 1% to 31% and highly active funds dropping from 59.7% to 18.7% over the 29-year period.

Why does Active Share matter? There are several reasons.

First, the lower the Active Share the harder it is for a fund to outperform or underperform its index. This makes sense—the more similar a fund’s portfolio is to the benchmark’s portfolio, the more benchmark-like the performance will be. If the investor’s goal is to outperform the benchmark, rather than just capture market performance, then a high Active Share increases the opportunity to do so. This is not the same as saying high Active Share will lead to outperformance, but based on Petajisto’s research, high Active Share funds have outperformed on average. According to the article, from 1980 through 2009 while the average active manager lagged their relevant benchmarks after fees, the most active stock pickers were able to beat their benchmarks by about 1.3% annually net of all fees, on average.

Funds’ Performance | 5

Second, investors wanting to beat an index must pay for active management. If they are paying active management fees they should actually be getting the active management they are paying for. With the increase in closet indexing many investors are paying active management fees but getting only a portion of their fund portfolio actively managed. For example, consider that an S&P 500 Index fund has fees of around 0.1%. A fund that is only 25% active versus the S&P is essentially 75% indexed. If this hypothetical fund charges 1% for a portfolio that is only 25% active, investors are essentially paying 3.6% in fees for the active portion (assuming the 75% indexed portion could have been had for a 0.1% fee, the other 0.9% is essentially the fee paid for actively managing only 25% of the portfolio. This equates to a 3.6% fee for the active portion of the portfolio).

Understanding Active Share may also aid investors’ understanding of performance trends. Petajisto found that highly active managers tend to have better relative performance in certain market environments – specifically, when there are sizable return differences among stocks (high cross-sectional dispersion of stock returns). This can happen when stocks price fluctuations are mostly driven by their individual fundamentals. On the other hand when stock prices are moving mostly together, due for example to intense macro level concerns, high Active Share managers tend not to do as well. For much of the period starting in 2004 cross-sectional dispersion has been below average. This is one factor that may have made this period more challenging for highly active managers.

The Litman Gregory Masters Funds have consistently been high Active Share funds.

LITMAN GREGORY MASTERS EQUITY FUNDS ACTIVE SHARE

AS OF JUNE 30, 2013

Active
Fund	Share %
Equity	88%
International	91%
Smaller Companies	97%
Focused Opportunities	92%

We have found the Active Share research quite thought provoking and intend to review this newer research in more detail to determine if some of the insights might be relevant and helpful to some of our decision-making.

Thank you for your continued confidence in the Litman Gregory Masters Funds. Our own confidence in and commitment to our funds is indicated in the sizable investment on the part of Litman Gregory partners and employees and the fund’s independent trustees. As of June 30 our total investment was $18.2 million.

Sincerely,

Ken Gregory and Jeremy DeGroot

6 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

Litman Gregory Masters Equity Fund returned 10.3% during the first six months of 2013. Though this was a strong absolute return, it trailed the 14.1% return of the fund’s Russell 3000 Index benchmark.

The fund’s 17.5% return since the worst of the financial crisis (post-2008) has been strong on an absolute and relative basis (0.7 percentage points per year in excess of the benchmark return). However, the performance over this period has been choppy and over the last two years the fund has underperformed. This report discusses the recent period and also discusses the fund’s longer-term performance.

Litman Gregory Masters Equity Fund

Performance as of 6/30/2013

		Average Annual Total Returns
	Year-to-	One-	Three-	Five-	Ten-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	10.30%	20.46%	14.47%	3.97%	5.87%	6.93%
Russell 3000 Index	14.06%	21.46%	18.63%	7.25%	7.81%	6.97%
Custom Equity Index	13.30%	21.23%	17.76%	6.73%	7.92%	6.86%
Lipper Multi-Cap
Core Fund Index	13.22%	22.41%	16.48%	6.37%	7.63%	6.63%
Investor Class	10.15%	20.27%	14.18%	n/a	n/a	16.05%
Russell 3000 Index	14.06%	21.46%	18.63%	n/a	n/a	18.69%
Custom Equity Index	13.30%	21.23%	17.76%	n/a	n/a	18.03%
Lipper Multi-Cap
Core Fund Index	13.22%	22.41%	16.48%	n/a	n/a	17.52%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Institutional Class were 1.30% and 1.21%, respectively; and for the Investor Class were 1.55% and 1.46%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

There were several notable developments for the fund earlier this year. Long-time sub-advisors Southeastern Asset Management and Friess Associates were replaced by Fiduciary Management, Inc. (Pat English and Andrew Ramer) and Harris Associates’ Bill Nygren. Nygren had successfully managed a sleeve of Litman Gregory Masters Value Fund for over 10 years. We’ve known and followed Pat English and the FMI team for many years. We also completed the merger of Masters Value into Masters Equity late in June. The practical effect to Equity of this merger included an increase in assets and some tax benefits. We wrote about these developments in the First Quarter Report.

Performance of Managers

During the first half of 2013, only one of the Masters Equity’s sub-advisors out-returned their benchmark. Looking at the longer term, of the five longer-tenured sub-advisors, three have bested their benchmarks, one has matched their benchmark and one has trailed. (Southeastern and Friess Associates, the sub-advisors removed from the fund, were original sub-advisors and both outperformed over their full 16+ year tenure on the fund.)i

There have been rare periods in which the majority of the fund’s managers underperformed at the same time. The last six months has been one of those times. Some of the possible reasons for this are discussed below.

Key Performance Drivers

The first half performance of Litman Gregory Masters Equity was largely driven by the performance of individual stocks but there were at least two top-down factors that were significant during this period.

The primary top-down performance observation was the impact of the fund’s non-U.S. stock holdings and cash. During the first half of 2013 the fund’s average weighting to U.S. stocks was 80% and based on our attribution analysis these stocks returned 13.5%, three percentage points better than the fund’s overall return, but slightly behind the Russell 3000 Index return. So a material portion of the fund’s relative underperformance during the first half of this year can be explained by the performance drag from its non-U.S. holdings, which averaged about 16%, and its average cash position of 4%. This performance drag is not surprising since the U.S. stock market strongly outperformed non-U.S. stock indexes and cash during the period. (The two subadvisors who experienced the worst relative performance also had the highest exposure to non-U.S. stocks.) It is important to understand that each of the stocks held in Masters Equity are there because of the sub-advisors’ high level of conviction in their long-term potential. There is no intention to allocate to a specific sector or country.

A secondary top-down factor that may have explained some of the period’s relative performance was the low level of return dispersion between stocks (cross-sectional dispersion is a measure of the magnitude of the variation between the returns of individual stocks). Using data from Ned Davis Research, Inc. we looked at the average dispersion of stocks in the S&P 500 in every year over the last 16½ years—covering the entire history of Masters Equity. So far, 2013 rates as the third-lowest dispersion period (comparing this period to full calendar years). This may be because of investors’ continued heavy focus on top-down macro news and developments (such as Federal Reserve policy) as opposed to individual company developments. In low-dispersion environments it is harder to add value with very active stock picking. In 2012, dispersion was even lower than in the first half of 2013. We don’t believe dispersion is likely to remain this depressed over the long run. We write a bit more on dispersion later in this report.

Fund Summary | 7

Among the top contributors in the first half was Dell, Inc. Though Dell, Inc. was not a successful holding for the fund since first purchased, it surged early in the year on news of a proposed buyout. The stock, which was held by Southeastern’s Mason Hawkins, was sold during the second quarter after Hawkins was replaced on the fund. Health Net, a managed-care company was another top contributor. The stock was one of the fund’s worst performers in the last half of 2012. However, sub-advisor Clyde McGregor believed the company was significantly undervalued and chose to hold the stock despite disappointing earnings last year. The stock returned about 30% during the first half of this year. McGregor continues to believe the stock is undervalued and is a potential acquisition target. Visa, owned by McGregor and Sands, also performed well during the period. Sands believes the most compelling secular trend in financial services is the shift from paper to electronic payments. Currently, credit and debit card payments account for only 25% to 30% of global personal consumption expenditures. But electronic payment volumes are growing at a much faster rate than personal expenditures and Sands believes this trend has a long way to go mostly due to the proliferation of Internet connectivity. Visa’s normalized earnings have been growing in the high mid-teens and Sands expects the trend to continue.

Among the fund’s largest detractors from performance was ARM Holdings Plc, also owned by Sands. The stock declined after Samsung chose an Intel chip in one of its tablets. Nevertheless, Sands remains very bullish on the company and the prospects for its stock. ARM is a leading supplier of intellectual property to the semiconductor industry. The company licenses its designs to major semiconductor companies that then customize and manufacture their own processors. The company collects royalties from every chip produced based on an ARM design. Sands believes ARM’s business model will benefit as mobile device volumes continue to grow, as ARM enters new markets, and as royalty rates increase. Currently, ARM designs are in over 90% of mobile devices. Sands believes the global proliferation of smart phones and tablets, especially in emerging markets, will be a secular tailwind to the semiconductor industry and that the company can achieve approximately 30% annualized earnings per share growth over the next five years. See page 15 for more discussion of ARM Holdings Plc from Sands Capital.

Litman Gregory Masters Equity Fund Contribution by Holding

For the Six Months Ended June 30, 2013

Top Contributors

Portfolio
Security	Contribution
American Express Co.	1.05%
Dell, Inc.	0.88%
Omnicare, Inc.	0.67%
DIRECTV	0.64%
Health Net, Inc.	0.62%
Hochtief AG	0.60%
Berkshire Hathaway, Inc.	0.59%
Lear Corp.	0.58%
AON Plc	0.57%
Visa, Inc.	0.56%

Bottom Contributors

Portfolio
Security	Contribution
Apple, Inc.	-0.54%
Agnico-Eagle Mines Ltd.	0.34%
Fusion-io, Inc.	-0.21%
Invensense, Inc.	-0.19%
Cenovus Energy, Inc.	-0.15%
Salesforce.com, Inc.	-0.15%
Facebook, Inc.	-0.14%
BM&FBovespa S.A.	-0.14%
ARM Holdings Plc	-0.14%
Nuance Communications, Inc.	-0.13%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Longer Term Performance Analysis

We have not been satisfied with the long-term performance of Litman Gregory Masters Equity Fund. The fund has essentially matched its Russell 3000 Index benchmark since inception. And while this is certainly not a terrible outcome, it falls short of our expectations. Moreover, the last 10 years have been weaker. In light of these results we would like to identify and comment on some of the sub-periods of performance.

Equity was launched at the beginning of 1997 and underperformed in its first year, though almost all of its underperformance occurred during its first month when it was not fully invested and its benchmark was up almost 6%. The fund also underperformed by a large margin in 1998, a year in which a few mega-cap growth stocks hugely outperformed the rest of the market and non-U.S. stocks also underperformed. This handful of stocks drove cap-weighted indexes making it difficult for broader-based funds. (That year based on Russell Indexes, large growth was up 39% while large value was up 16% and small caps actually lost 3%. The MSCI ACWI ex USA was up 14%. Masters Equity was up 15%). After this period Equity outperformed for six consecutive years. Including its early underperformance, eight years into its life Equity had delivered an annualized return of 8.1%, much better than the 5.2% return of its Russell 3000 Index benchmark.

8 | Litman Gregory Funds Trust

At that point we were quite pleased with the fund’s overall performance. However, beginning in 2005 the fund experienced four consecutive years of underperformance with almost all of the underperformance coming in 2006 and 2008. The fund’s annualized performance during this stretch was -10.6% compared to -5.1% for the Russell 3000. There were several things going on during this period:

•	This was a period in which one of the fund’s sub-advisors suffered a horrible performance streak. That sub-advisor’s annualized performance during that period (1/2005 through 10/2008 when the manager was replaced) was -13.0% compared to -3.8% for the Russell 3000. That manager’s performance had a significant impact on the fund’s return during that period. When we removed the manager we did so because we had lost confidence in his decision-making process, which we believed had changed. We believe we had erred in not identifying this problem earlier. This mistake led to changes in our process that we believe will significantly reduce the odds of a similar mistake in the future.

•	This was also a period during which a number of our sub-advisors underperformed. This extent of synchronized underperformance is rare but can happen from time-to-time.

•	Finally, this period included the financial crisis year of 2008. The worst of the financial crisis occurred during the last few months of that year when stocks were being sold indiscriminately by hedge funds and others. The fund performed extremely poorly in the last few months of that year, a period in which we believe stock prices were not being driven by company fundamentals.

Since 2008 the fund has outperformed its Russell 3000 Index benchmark 17.5% compared to 16.8%. This was driven by very strong performance for 2½ years through mid-2011 followed by very poor relative performance over the last two years.

In thinking about factors that may have contributed to the fund’s performance over the last two years, price dispersion (again, this is known as cross-sectional dispersion) may be a factor though we can’t say for sure. What we can say is that the dispersion measure was very low during this time period. If we compare this period to each of the 16+ years of the fund’s history, there was only one year in which dispersion was lower. Again, a hypothesis is that when the difference in individual stock returns is unusually low, this suggests that stock prices are being driven more by big-picture factors that impact the overall stock market than by individual company fundamentals. Given the high level of macroeconomic and political forces present in the U.S. recently, this hypothesis seems plausible. And if the impact of company fundamentals is lessened during a period, then perhaps active stock pickers who heavily emphasize fundamental analysis may have more difficulty adding value. We don’t know how long this period may last and without further research we won’t opine strongly on how important dispersion is to the relative performance of extremely active and fundamentally oriented funds like Masters. However, we strongly believe that in the long run fundamental factors are the primary driver of the differences in individual stock price returns, and that accurate fundamental analysis ultimately is rewarded. We also believe that this period of low dispersion won’t continue indefinitely.

Masters Equity Performance History: Sub-Periods

Performance +/-
Period	Benchmark (annualized)	Comments
Inception through 2004 (8 years)	+2.9%	Tech bubble rise and fall; recession; some high price dispersion years

2005 through 2008 (4 years)	-5.5%	Single manager damaged performance; but also a period when several managers underperformed; dysfunctional market in 2008; very low dispersion in 2006

2009 through 6/30/2013 (4 ½ years)	+0.7%	Bounce back from indiscriminant selling in 2008. Also very low price dispersion over the past two years.

Performance quoted represents past performance and does not guarantee future results.

It is interesting that historically, Masters Equity has experienced strong relative performance when dispersion was high and poor relative performance when dispersion was low. This is as expected and supports the hypothesis that periods of extreme high or low price dispersion can temporarily impact the performance of active stock pickers:

Litman Gregory Masters Equity Performance In High and

Low Price Dispersion Years

Relative to the Russell 3000 Index Benchmark (return +/- the benchmark)
Average Return Over Benchmark in Three Highest Dispersion Years	+8.3% excess annual return

Average Return Under the Benchmark in Three Lowest Dispersion Years (includes first half of 2013 as a full period)	-4.3% return annual deficit

We are taking a closer look at the impact of price dispersion not only to better understand it and assess its validity as a temporary factor in returns of active managers, but also to determine if we can gain insights that might be useful to us in the management of Masters.

Fund Summary | 9

Portfolio Mix: Masters Equity is a core equity fund that is well diversified. However, as a high-active-share fund, Masters Equity typically exhibits a portfolio that is quite different from its benchmark. Sector exposure can be very different. Sometimes market caps can be a bit more skewed in one direction or another. And the fund typically has meaningful foreign stock exposure.

During the first six months of 2013 there were significant changes to the portfolio, primarily due to the replacement of two managers. New sub-advisors Pat English and Andrew Ramer of Fiduciary Management, Inc. (FMI) and Bill Nygren of Harris Associates fully invested their portfolio sleeves by the end of the second quarter. One of the most notable shifts was an increase in technology sector exposure of over seven percentage points. The fund’s weight to this sector had previously been about equal to the weight in the Russell 3000 Index benchmark but is now a material overweight at 25.6%. The technology sector was fertile ground for most of the fund’s sub-advisors as five new technology holdings came from the new sub-advisors, and another seven came from existing sub-advisors, Sands, Turner, Weiss, and McGregor. Overall the fund’s technology holdings include some faster-growing companies such as ARM Holdings and a number of more mature technology companies like Intel and Oracle.

During the period, exposure to the industrial sector dropped five percentage points and the energy and financial sectors each declined by three percentage points. The financial sector is the fund’s second most overweighted sector. Consumer staples is the most underweighted sector with only one holding making up less than 2% of the portfolio compared to a 9% sector weighting in the benchmark portfolio.

Other notable shifts include the fund’s cash reserve, which increased by almost four percentage points and is now 6.6%. The fund is also somewhat larger cap than it was, due to a decline in mid-cap exposure and an increase in large caps. The fund’s median market cap increased to $11.1 billion from $9.6 billion. Its weighted-average market cap was $40.2 billion compared to $89.4 billion for the benchmark. Foreign stock exposure declined slightly and is now 14.4%.

By Sector

	Sector Allocation
	Fund	Fund	Russell 3000
	as of	as of	as of
	6/30/13	12/31/12	6/30/13
Consumer Discretionary	16.7%	16.4%	13.1%
Consumer Staples	1.6%	0.6%	9.1%
Energy	6.4%	9.4%	9.5%
Finance	22.6%	25.3%	17.9%
Health Care & Pharmaceuticals	9.0%	7.1%	12.4%
Industrials	8.7%	13.5%	11.1%
Materials	2.5%	3.8%	3.7%
Technology	25.6%	18.5%	17.4%
Telecom	0.0%	2.0%	2.5%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	6.9%	3.4%	0.0%
	100.0%	100.0%	100.0%

10 | Litman Gregory Funds Trust

By Domicile

By Market Capitalization

Market Capitalization:

Micro-Cap < $748 million

Small-Cap $748 million - $3.3 billion
Small/Mid-Cap $3.3 billion - $8.06 billion
Mid-Cap $8.06 billion - $21.5 billion
Large-Cap > $21.5 billion

Totals may not add up to 100% due to rounding

Taxes

Unlike other Masters equity funds, this fund does not have a sizable capital loss carryforward to offset current period gains. So it is possible the fund will have a capital gain distribution in 2013. However, it is too early in the year to make a reliable estimate as to the possible distribution range (or if there will be any distribution).ii

In Closing

We believe the equity markets could be challenging in coming years. Based on Litman Gregory’s analysis, stocks appear overvalued. If we are right, market level returns could be unsatisfying over the next few years, though we would expect some shorter periods of stronger and weaker performance. Of course a number of factors can impact market returns and it is possible more optimistic scenarios could play out. It is important to understand that while Litman Gregory has an equity market view, this view does not impact the positioning of the fund’s portfolio which is entirely driven by the bottom-up stock picking of the sub-advisors. In that regard, the views of the sub-advisors varies. For example, Fiduciary Management, Inc. (FMI), one of the new sub-advisors says that it is difficult to find undervalued stocks that have “defendable business franchises and strong balance sheets,” characteristics they look for. On the other hand the other new sub-advisor, Bill Nygren of Harris Associates, still views stocks as undervalued.

Regardless of how the market plays, we believe that the changes made to the Masters Equity lineup in recent months will benefit shareholders in years to come as we hope to build on the fund’s performance during the post-2008 period and return the fund to the success it achieved during its first eight years.

[i]	The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index; Bob Turner and Jason Schrotberger: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index; Pat English and Andrew Ramer: S&P 500 Index; Bill Nygren: Russell 3000 Value Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 11

Litman Gregory Masters Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Kenneth Feinberg
Pat English	Fiduciary Management, Inc.	15%	All sizes	Blend
Andrew Ramer
Clyde McGregor	Harris Associates L.P.	15%	All sizes but mostly large- and mid-sized companies	Value
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes but mostly large- and mid-size companies	Growth
Robert Turner	Turner Investment	10%	All sizes	Growth
Jason Shrotberger	Partners, Inc.
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes but mostly small-and mid-sized companies	Blend

12 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Stock Highlights

Bank of New York Mellon Corp. – Christopher Davis / Kenneth Feinberg

Bank of New York Mellon Corp. participates in several segments of the investments business. Its two largest segments (comprising ~55% of the total company’s earnings), asset custody (with $26 trillion assets under custody) and issuer services (in which it acts as trustee on ~$11 trillion of debt securities and over 1,300 depository receipt programs), are each oligopolies in which Bank of New York has a leading position with durable competitive advantages derived from economies of scale and customer stickiness. In addition to the base fee income earned in the investment services business, the bank also generates ancillary revenue from foreign exchange trading, securities lending, and the interest rate spread on ~$220 billion of low cost deposits (with an average deposit cost of <10bps). The “moat” around the investment services businesses is evidenced by the high returns on tangible equity that Bank of New York earns – in mid-20s currently, and historically had been in the mid-30s. Bank of New York’s investment management business (representing ~30% of the total company’s earnings) is a diverse collection of equity, fixed income, alternative asset, and money market managers with an aggregate of $1.4 trillion of assets under management. Investment management is also an inherently high return on capital business, and Bank of New York’s diversity of asset classes offers protection from the ebbs and flows of investor sentiment. We believe each of these businesses should grow in conjunction with the continued increase in the stock of financial assets globally, with only modest incremental capital needed to support that growth.

Bank of New York is valued today at ~13x this year’s earnings, which we consider depressed due the interest rate environment’s impact on net interest margin and waived money market fees. Foregone money market fees total ~20 cents per share, and the disclosed sensitivity to a 100bps gradual increase in interest rates would increase income by ~17 cents per share in the first year (and arguably more in the following year). In total, a 100bps increase in interest rates would increase earnings by ~15% and reduce the valuation multiple to ~11x.

CEO Gerald Hassell has been in that role since 2011, and was President dating back to 1998. Since assuming the CEO role, he has focused the company on improving operational efficiencies, targeting $500 million of cost savings, and on the disciplined allocation of capital. Having built up its regulatory capital levels over the last few years to comply with Basel 3 rules1, Bank of New York is today allocating ~70% of its earnings to share repurchases and dividends (after already returning ~$3 billion to shareholders in the last two years), with the balance retained to support largely organic growth at potentially high reinvestment rates of return.

Potash Corp. of Saskatchewan, Inc. – FMI Team

As global population pushes toward 9 billion by 2050 and diets improve in developing countries, the world faces an unprecedented challenge to keep pace with the rapidly rising demand for food. According to the Agronomy Journal (IPNI), fertilizer is responsible for about half of global crop production today, and we expect it to become even more important in the years ahead. With demand for food already stressing the world’s available farmland, the need to improve crop yields is clear. This is especially true in developing countries, where yields are considerably lower than those of the developed world. Improving their productivity requires more fertilizer and better balance among the essential nutrients necessary to produce healthy and abundant crops. Successful farmers recognize that the value of their business lies in the fertility of their soils. They work to capture that value with each harvest and take the necessary steps to replenish the nutrients for future growing seasons.

Potash Corp. of Saskatchewan, Inc. is the world’s largest fertilizer company by capacity, producing the three primary crop nutrients: potash (K), phosphate (P) and nitrogen (N).

Potash Corp. of Saskatchewan, Inc. is found in significant quantity and quality in only 12 countries, and Canada has almost half of known global reserves, as reported by the U.S. Geological Survey, and 35% of world capacity. While potash exists in areas other than the current producing nations, securing an economically mineable deposit in countries with political stability and infrastructure availability can present significant challenges. As the world’s leading potash producer, Potash Corp. is responsible for approximately 20 percent of global capacity through its Canadian operations and is the steward of some of the world’s largest, highest-grade potash reserves. Further, to enhance its global footprint, Potash Corp. has investments in other key global potash-related businesses in South America, the Middle East and Asia. Along with its potash, the company has world-class phosphate and nitrogen operations that add depth and diversification to its business.

Although each crop nutrient plays a vital and specific role in food production around the world, Potash Corp. believes its potash assets provide the opportunity to generate the greatest gross margin with the least volatility over the long term. As a result, management prioritizes investment in the company’s unmatched potash position because they believe farmers’ rising demand for this essential nutrient gives it the greatest long-term growth prospects.

The potash industry structure is unique among nutrient businesses, and barriers to entry are significantly higher than for other fertilizers. These advantages make Potash Corp.’s existing and new capacity increasingly valuable. According to company reports, roughly 75% of global potash capacity is controlled by the top five companies. Since 2009, the market has become more consolidated as Uralkali (#6 player) acquired Silvinit (#4) for $7.8 billion in 2010 and formed the world’s second-largest potash company. It is also important to note that entry into the potash business is difficult because of the cost and time to build new capacity. Potash Corp. estimates that upfront capital of $4 billion would be required to build a conventional two-million-tonne Greenfield mine in Saskatchewan ($2,000 per tonne). Also, these development costs could rise by another $500 million to $2 billion ($250-$1,000 per tonne) when factoring in the need to acquire a deposit and construct the necessary distribution infrastructure. It is astonishing that the industry has not added Greenfield capacity for the past 25 years.

[1]	Basel 3 is a comprehensive set of reform measures, developed by the Basel Committee on Banking Supervision, to strengthen the regulation, supervision and risk management of the banking sector. These measures aim to improve the banking sector’s ability to absorb shocks arising from financial and economic stress, whatever the source; improve risk management and governance; and strengthen banks’ transparency and disclosures.

Fund Summary | 13

Over the trailing 5-year and 10-year periods, Potash Corp. has generated an average ROIC of 22% and 17%, respectively. This compares to an estimated 8% weighted average cost of capital. As of 2012 year-end, the company had invested capital of $15 billion, which was up 92% from 2007. Our estimate of normalized earnings is approximately $2 billion and implies a ROIC of 13-14%. However, the invested capital base includes the impact of the company’s significant investments in its potash capacity expansion program. The additional capacity has yet to meaningfully contribute to Potash Corp.’s earnings. Taking this into consideration, we expect future returns on capital to exceed 15%.

Over the past 5 years, Potash Corp.’s common stock has lagged the price performance of the S&P 500 by nearly 90%. Investors have been concerned about potential over-capacity in the potash industry due to the existing pipeline of Brownfield and Greenfield projects, which has weighed down the stock price. More recently, a leading Russian potash producer, Uralkali, announced that it is exiting its marketing partnership with Belaruskali and will begin to pursue a volume-over-price strategy. The market is worried that this is the start of a price war. However, we believe these fears are overblown and Uralkali is attempting to drive out new entrants. In the long run, we expect these actions will improve the demand/supply balance in the industry and allow for higher future potash prices. At today’s valuation, Potash Corp.’s stock trades at a 45% discount to our conservative estimate of the replacement value of its assets. We believe this presents an adequate margin of safety. Lastly, the board has shown a willingness to increase the amount of excess cash flow returned to shareholders. As the company’s sizable capital expenditure projects wind down over the next 2-3 years, we anticipate that improved cash flow will provide enhanced flexibility to reward investors. Already in 2012, the dividend was increased twice and again in early 2013. It is now more than eight times higher than at the beginning of 2011. In addition, the board recently authorized a $2 billion share repurchase program.

General Motors Co. – Clyde McGregor

For decades Harris Associates L.P. had no interest in General Motors Co. because of the company’s difficult union relations and enormous underfunded post-retirement benefit liabilities. Times change, however, and GM today is a leaner, better-managed concern with considerable market opportunity. GM has rationalized its manufacturing footprint, simplified its product portfolio, reduced its cost structure and breakeven point, and shifted investment to emerging markets. Nevertheless, the stock still suffers with the “Government Motors” taint, and the overhang of US Treasury shares is not to be dismissed. At today’s share quote ($31.90) we estimate that we are buying GM for less than the value of its much improved North American business, and getting GM’s impressive collection of international business and other net assets for free.

North America is GM’s biggest region and represents roughly 60% of the total corporate value. The business was restructured through the bankruptcy process. As a result, the union labor force has shrunk by more than half, and the entire retiree healthcare obligation was shifted to the UAW. GM used bankruptcy to shutter one-quarter of its manufacturing capacity while eliminating four unprofitable brands. The company’s finance subsidiary, GMAC, was divested. North American GM has dropped 40% of its dealers and dramatically lowered the cost of firing a UAW worker. The net effect has been to lower fixed costs by more than $10 billion per year which substantially reduces the industry sales level at which GM can break even.

GM also has another benefit as it emerges from the trials of the previous decade. During the time of financial troubles, GM was unable to invest in new product development. As a result GM’s product lines became stale. This will change over the next few years as GM readies the introduction of over a dozen updated vehicles, meaning that the company will have the freshest lineup. Another positive trend for the company is the improvement in housing and construction, industries with high demand for pickup trucks, which are a key to profitability for North American GM.

The remainder of GM’s value derives from its strong international business, and, to a lesser extent, the net value of various balance sheet items. The company has large market share positions in countries as varied as Argentina and Australia, but China is the most significant market. GM, through joint ventures, is the second largest carmaker in that country and has been growing local market share. On the other hand, GM Europe produces consistent losses, and our value for the European operations alone is negative. The balance sheet values include GM’s new finance business and a large cash balance that is offset primarily by pension obligations.

GM’s management team has many newer members including the CEO, CFO, and CIO. Several have taken material compensation reductions in order to participate in the renewal of an iconic American enterprise. As well, the Board of Directors is new since the bankruptcy filing. We believe that management need not be heroic in order to continue the process of value growth.

Oracle Corp. – Bill Nygren

Oracle Corp. is the world’s largest provider of enterprise software, with a dominant position in database management software (Oracle is as big as the next three players combined) and leading positions in various application and infrastructure software markets. Despite Oracle’s high market shares in these attractive markets, its stock trades at only 11x forward earnings, as investors are concerned that “cloud” competitors will have increasing success vying for new business. While we believe these fears are overblown, what really attracts us to Oracle is not the growth in new business but the profits it makes servicing previously sold software. The majority of Oracle’s profit comes from a contractual service that provides existing users of its software with technical support and product updates, or “maintenance” in industry parlance.

Maintenance has been an extremely stable profit stream, as nearly all of Oracle’s customers renew their plans each year. This high level of renewals is due to the mission critical and therefore noncyclical nature of Oracle’s software (e.g. regardless of the economic climate, companies need to keep running their general ledger applications) as well as the enormous costs customers would incur if they switched to a different software vendor. These switching costs are not just comprised of hard dollars (in many instances, the hard costs of migrating to a different vendor are five times more than the actual cost of the license), but also include less tangible costs such as retraining employees and the risk of disruptions (there are numerous examples of botched software implementations costing companies more in lost sales than the cost of the actual software deployment).

Earnings growth is not a measure of the fund’s future performance.

14 | Litman Gregory Funds Trust

Stability isn’t the only thing to like in maintenance, as the growth profile and cash dynamics of this profit stream are also compelling. Even after accounting for modest customer attrition, maintenance tends to grow year after year. Part of the growth comes from built-in annual price escalators, but the big driver of maintenance growth comes from the underlying growth in Oracle’s customers’ businesses. In general, as customers grow they accumulate more data and more employees, which ultimately drive demand for more maintenance. As if the durability and growth of this profit stream weren’t enough, we believe the cash dynamics of the business are superb, as customers pay their bills in advance, so Oracle has the benefit of the “float” (amounted to about $7 billion last year).1

With this exceptionally attractive maintenance business making up the bulk of Oracle’s profits and with the stock trading at such inexpensive levels, we believe we are getting Oracle’s other profit streams (new business wins, engineered systems, and other services) virtually for free. To top it all off, the company is run by a very savvy management team that is aligned with shareholders (Larry Ellison owns 24% of the company) and actively repurchasing stock (share base was reduced by over 5% in the last four quarters).

ARM Holdings Plc – Sands Team

Secular trends often provide an attractive backdrop for identifying potentially attractive long-term investments. One such trend playing out today is the proliferation of mobile devices. Globally, the number of mobile telephony users has risen from a few million in the 1990s to several billion today. As mobile proliferation has progressed, semiconductor, battery, and over-the-air communication technologies have steadily improved and become cheaper, unleashing a wave of innovation across the mobile sector.

We believe that this particular sub-trend of innovation leading to more feature rich, connected devices like smart phones and tablets, remains the most important secular tailwind to the semiconductor industry. Over the next five years, we project smartphone and tablet unit growth will be about 20% and 27%, respectively. This growth spurs the need for increasing the silicon content and complexity within devices. Processor speeds are rising and the number, types, and complexity of processor cores is growing, all with a focus on minimizing power consumption.

As the leading provider of intellectual property (IP) to the semiconductor industry, we believe that ARM Holdings, Plc is in the best position in the industry to take advantage of this growth. ARM, based in the UK, sells its IP, including its proprietary logic designs for “processor cores,” the primary computing element in semiconductor chips, to all major semiconductor companies around the world. As the de-facto standard in mobile chip design, more than 90% of all mobile device manufacturer design and use chips based on the ARM architecture. Because ARM receives a royalty payment on every device shipped that uses their design, with the amount of the royalty based on the number and type of ARM-based chips in the device, ARM’s growth is driven not just by device proliferation, but also by the increasing complexity and functionality of those devices. Consequently, ARM’s market opportunity is growing faster than the overall “mobile” market.

We believe ARM’s quasi-monopolistic market share is likely to hold due to the unique ecosystem of thousands of system vendor OEMs, semiconductor companies, and software engineers all collaborating to develop optimized system-on-chip solutions based on ARM’s architecture. This ecosystem is a core competitive advantage and is the result of the openness and visibility of ARM’s design which provide customers with the flexibility to customize and differentiate their chip offerings. The power of this ARM ecosystem is that it creates significant switching costs; participants could lose access to enormous software libraries and other design elements if they stop using ARM designs.

While competitors like Intel may eventually close the performance and power efficiency gap, we believe the ARM ecosystem will make it difficult for them to take meaningful market share from ARM over the long run. In addition, we believe ARM’s ability to expand into new markets and generate revenue from higher royalty rates as a result of the increased design complexity position the company to achieve approximately 30% annualized EPS growth over the next five years.

Workday, Inc. – Turner Team

Workday, Inc. is software as a service (SaaS) company delivering mission-critical enterprise resource management (ERM) software from the cloud to leading enterprises globally. Workday’s platform focuses on human capital management (HCM) and financial management functions, which include human resource management, talent management, payroll solutions, time tracking, core financials, revenue management, business assets, expenses, procurement, project and work management, and grants management. Workday’s product is built on an innovative technology foundation which leverages the most recent advances in cloud computing and data management.

While Workday primarily targets the $7.5 billion human resources software market, the company is beginning to develop and expand its presence in the financial resources market. Areas such as payroll, procurement, and expense management allow the company to gain exposure to a much larger market opportunity pegged at roughly $39 billion by market researcher IDC. Given the lack of innovation by on-premise vendors, we expect a large share of these dollars to be redirected toward forward-thinking vendors like Workday. Although we are still in the early adoption stages of enterprise resource planning (ERP) moving to the cloud, more than 450 customers-including large enterprises, such as Hewlett-Packard, Flextronics, and Google have moved their entire human resource systems to Workday. Furthermore, the management of Workday believes that approximately 23,000 organizations globally will want to adopt the ERP approach. Additionally, we believe the financial resource market is also a growth opportunity for Workday as customers look to consolidate vendors by buying suites of services.

According to research firm IDC, the HCM market was approximately $7.5 billion in 2011, up 16.6% from 2010. IDC forecasts that the HCM market will reach approximately $10.2 billion in 2015, a compounded annual rate of growth of 8%. While Workday’s current share of the HCM market is about 2.5%, analysts estimate Workday could see its market share grow to 18.6% by 2017. Workday has a particularly good opportunity when legacy HCM applications need to be upgraded. Perhaps most attractive about Workday, however,

[1]	Float refers to the amount of time between payment for services, and when services are rendered.

Fund Summary | 15

is how early we are in the company’s evolution. The company reported 104% total revenue growth in its fiscal year 2013 with corresponding revenue of $273 million. This growth represents less than 1% of the ERP market opportunity value at $25 billion. ERP is in the early stages of moving to the cloud and we believe that Workday over time will garner significant share as the market moves from on-premise to on-demand solutions. Workday is having early success in industries that have a heavy human capital orientation, such as services and hospitality. Workday’s initial success in the financials segment of the market has been with service-oriented companies.

By using its propriety in-memory, object-oriented database, we feel the company can offer more expansive applications than its competitors at significantly lower costs. The company has released 17 versions of its software over the past seven years at a time when some larger competitors have not released major updates. As a result, Workday is taking market share from the application software incumbents, which is fueling rapid growth.

Another strength of the company, we feel, is the management team. The co-founders of the company are David Duffield and Aneel Bhusri. Mr. Duffield founded another enterprise human resource management software firm called PeopleSoft, where Mr. Bhusri also held various executive positions. PeopleSoft was very successful and was acquired by Oracle Corp. in 2005, resulting in Messrs. Duffield and Bhusri leaving the company and subsequently starting Workday within a year. This experienced management team has proven to be successful in building a viable franchise in this space and we believe will duplicate their success with Workday. The management team is focused on expanding its customer base, broadening their reach internationally (currently only in seven countries and represents less than 10% of revenue generation), and building on its existing platform by adding products to its already robust offerings.

Workday, Inc. has the critical elements that we look for in a long-term investment: a large total available market, a proven management team, a strong competitive positioning with best-in-class technology, and large barriers to entry.

As Workday, Inc. progresses towards its goals, we forecast that Workday could reasonably be expected to achieve a 30% market share in an industry with a total addressable market value of $39 billion. This would equate to nearly $12 billion in annual revenue. Mature software companies, such as Oracle and SAP AG, trade at 3.7 times based on an Enterprise Value/ Revenue multiple. A similar multiple would result in a $43 billion market capitalization for Workday or nearly four times the current valuation.

Hertz Global Holdings, Inc. – Dick Weiss

Hertz Global Holdings, Inc. (“Hertz”) is a leading player in the car and equipment rental business. It operates from over 8,000 corporate and licensee location in over 150 countries.

Hertz and the rental car industry has been a beneficiary of consolidation from 4 major players down to 3 with Hertz having acquired Dollar Thrifty (DTG) in late 2012 for $2.55b or 8.5x ’13 EBITDA. As it stands, Hertz is the clear #2 RAC industry player and with the acquisition of DTG, has an opportunity to further penetrate the market through both the Hertz and discount brand (DTG). Before the acquisition, Hertz was forced to use an inappropriate car fleet when it tried to compete down market in the value category on both the leisure and business side; the result was margin pressure and a lower ROIC.

Adding Dollar and Thrifty gives Hertz strong value and leisure-focused brands with a larger focus on off-airport business, which is one of the main growth drivers for the company into the foreseeable future. The acquired entity will allow Hertz to maximize its fleet utilization as the two brands, Hertz and DTG, see varying demand patterns during the week and weekends. The Hertz brand typically experiences higher utilization of their fleet during the work week, while DTG sees their highest utilization on the weekend. This allows Hertz to optimize their fleet usage through both brands and maximize pricing, both on and off-airport.

Hertz’s off-airport expansion takes the company head on with the largest competitor in the group, privately held Enterprise. Enterprise garners roughly 70% share of the off-airport channel. Hertz currently operates 2,600 off-airport locations and plans to bring 300 new locations to market each year. As part of their off-airport growth strategy the company will look to expand into existing channels, which include insurance replacement, business and retail/leisure. The off-airport expansion opportunity should help Hertz reach its annual revenue compound annual growth rate (CAGR) goal of 12% through 2015 and help to maximize the potential of the DTG acquisition.

Currently, Hertz trades at 13.61x FY ’13 earnings estimates and 10.44x FY ’14 estimates. For the stock to move higher from current levels, the company and group will have to display pricing discipline once fleet costs normalize as used car residuals have come under pressure. One positive is that the industry is typically able to pass along price increases to the consumer in an environment of higher fleet costs. The consolidation of the industry provides some hope that there will be greater pricing discipline in a normalized environment. Should that prove to be true, earnings could positively surprise while the lower cyclicality would lead to further PE multiple expansion.

As for the stock, given the cyclicality of the name, we value it on metrics such as enterprise value to sales, enterprise value to EBITDA and price to earnings to arrive at a private market value (PMV). Given the rapid changes in the industry and the company, PMV valuation is less clear than normal. However, surprises are likely to be on the upside. The stock remains reasonably attractive but requires close monitoring of the industry fundamentals. If the economy continues to show improvement and Hertz is successful with their off-airport expansion efforts, the present value (PV) should move higher and the stock’s discount to the PV may narrow. For this reason, we continue to own a position in the fund.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

16 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS: 93.1%

Consumer Discretionary: 16.7%
17,600	Amazon.com, Inc.*	$4,887,344
147,600	Comcast Corp. - Class A	5,855,292
71,360	Dex Media, Inc.*	1,253,795
85,200	DIRECTV*	5,250,024
154,500	General Motors Co.*	5,146,395
112,900	HSN, Inc.	6,064,988
159,000	Interpublic Group of Companies, Inc.	2,313,450
98,700	Lear Corp.	5,967,402
66,750	Lennar Corp. - Class A	2,405,670
148,000	Liberty Interactive Corp. - Class A*	3,405,480
47,660	Michael Kors Holdings Ltd.*	2,955,873
51,000	Omnicom Group, Inc.	3,206,370
226,000	Pirelli & C. SpA	2,615,261
4,300	priceline.com, Inc.*	3,556,659
56,000	Weight Watchers International, Inc.	2,576,000
		57,460,003
Consumer Staples: 1.6%
17,620	Costco Wholesale Corp.	1,948,243
45,000	Henkel AG & Co. KGaA	3,527,201
		5,475,444
Energy: 6.4%
173,900	Canadian Natural Resources Ltd.	4,914,414
68,000	Devon Energy Corp.	3,527,840
42,700	National Oilwell Varco, Inc.	2,942,030
176,350	Newfield Exploration Co.*	4,213,002
52,900	Schlumberger Ltd.	3,790,814
188,600	Weatherford International Ltd.*	2,583,820
		21,971,920
Finance: 22.6%
19,757	Alleghany Corp.*	7,573,056
180,600	American Express Co.	13,501,656
77,000	American International Group, Inc.*	3,441,900
248,000	Bank of America Corp.	3,189,280
493,700	Bank of New York Mellon Corp.	13,848,285
56	Berkshire Hathaway, Inc. - Class A*	9,441,600
28,500	Berkshire Hathaway, Inc. - Class B*	3,189,720
124,200	Blackstone Group L.P. (The)	2,615,652
522,000	BM&FBovespa S.A.	2,923,389
51,000	Capital One Financial Corp.	3,203,310
233,500	CapitalSource, Inc.	2,190,230
10,500	Fairfax Financial Holdings Ltd.	4,096,050
59,000	JPMorgan Chase & Co.	3,114,610
64,000	Loews Corp.	2,841,600
70,150	Wells Fargo & Co.	2,895,091
		78,065,429
Health Care, Pharmaceuticals & Biotechnology: 9.0%
34,800	Alexion Pharmaceuticals, Inc.*	3,209,952
40,300	athenahealth, Inc.*	3,414,216
47,520	Gilead Sciences, Inc.*	2,433,499
186,200	Health Net, Inc.*	5,924,884
63,000	Medtronic, Inc.	3,242,610
103,520	NPS Pharmaceuticals, Inc.*	1,563,152
126,900	Omnicare, Inc.	6,054,399
72,500	Patterson Companies, Inc.	2,726,000
11,500	Regeneron Pharmaceuticals, Inc.*	2,586,120
		31,154,832
Industrials: 8.7%
41,500	3m Co.	4,538,025
39,500	Adecco S.A.	2,250,516
132,300	Atlas Air Worldwide Holdings, Inc.*	5,789,448
32,000	FedEx Corp.	3,154,560
161,000	Herman Miller, Inc.	4,358,270
62,820	Hertz Global Holdings, Inc.*	1,557,936
1,601,579	Louis XIII Holdings Ltd.	1,251,338
82,650	Quad / Graphics, Inc.	1,991,865
58,350	Snap-on, Inc.	5,215,323
		30,107,281
Materials: 2.5%
91,300	Agnico-Eagle Mines Ltd.	2,514,402
85,800	Freeport-McMoRan Copper & Gold, Inc.	2,368,938
92,500	Potash Corp. of Saskatchewan, Inc.	3,527,025
		8,410,365
Technology: 25.6%
40,000	Accenture Plc - Class A	2,878,400
56,800	Akamai Technologies, Inc.*	2,416,840
8,600	Apple, Inc.	3,406,288
99,600	ARM Holdings Plc - ADR	3,603,528
93,500	Arrow Electronics, Inc.*	3,725,975
70,300	Digimarc Corp.	1,460,131
199,830	Facebook, Inc. - Class A*	4,967,774
238,150	Global Eagle Entertainment, Inc.*	2,395,789
12,650	Google, Inc. - Class A*	11,136,681
139,000	Intel Corp.	3,366,580
39,300	MercadoLibre, Inc.	4,234,968
81,700	Molex, Inc. - Class A	2,031,062
77,880	NXP Semiconductors N.V.*	2,412,722
281,000	Oracle Corp.	8,632,320
80,570	Parametric Sound Corp.*	1,309,263
135,590	Peregrine Semiconductor Corp.*	1,479,287
114,500	Salesforce.com, Inc.*	4,371,610
29,760	Stratasys Ltd.*	2,492,102
294,575	Symmetricom, Inc.*	1,322,642
24,980	Tableau Software, Inc. - Class A*	1,384,392
72,000	TE Connectivity Ltd.	3,278,880
66,650	Visa, Inc. - Class A	12,180,287
32,650	Workday, Inc. - Class A*	2,092,538
71,300	Yahoo!, Inc.*	1,790,343
		88,370,402

TOTAL COMMON STOCKS
(cost $272,788,776)		321,015,676

EXCHANGE TRADED FUNDS: 0.3%
12,357	iShares Russell 2000 Index Fund	1,200,606

TOTAL EXCHANGE TRADED FUNDS
(cost $1,193,948)		1,200,606

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 17

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 7.2%
REPURCHASE AGREEMENTS: 7.2%
$24,895,000	FICC, 0.010%, 06/28/2013, due 07/01/2013 [collateral: par value $24,770,000, U.S. Treasury Note, 2.625%, due 12/31/2014; Federal Farm Credit Bank, 0.250%, due 01/07/2015; U.S. Treasury Note, 4.000%, 02/15/2015; value $25,410,604] (proceeds $24,895,000)	$24,895,000

TOTAL REPURCHASE AGREEMENTS
(cost $24,895,000)		24,895,000

TOTAL SHORT-TERM INVESTMENTS
(cost $24,895,000)		24,895,000

TOTAL INVESTMENTS IN SECURITIES
(cost $298,877,724): 100.6%		347,111,282

Liabilities in Excess of Other Assets: (0.6)%		(2,162,537)

Net Assets: 100.0%		$344,948,745

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

18 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund Review

Litman Gregory Masters International Fund rose 4.8% during the first half of 2013, beating its primary benchmark, the S&P Global (ex U.S.) LargeMidCap Index, which was up 0.5%. This strong performance by the fund is notable because it was achieved while being underweighted to the strong-performing Japanese equity market and overweighted to a relatively weak-performing Europe. The MSCI EAFE Index, an index that does not include emerging markets, returned 4.5% for the same period. The fund also out-returned the Lipper International Large-Cap Core Index, which was up 2.9%.

Masters International longer-term relative performance remains strong, having outperformed its benchmarks over three, five, and 10 years. And since its inception (12/1/1997), Masters International has delivered extremely strong annualized returns relative to its benchmarks. Its return over its full life of 8.3% compares to the S&P Global ex-U.S. Index return of 5.8% and the EAFE Index return of 5.0%.

Litman Gregory Masters International Fund

Performance as of 6/30/2013

	Average Annual Total Returns
	Year-to-	One-	Three-	Five-	Ten-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	4.79%	23.84%	10.72%	1.00%	9.31%	8.34%
S&P Global (ex U.S.)
LargeMid-Cap Index	0.49%	14.27%	8.52%	-0.10%	9.18%	5.84%
Lipper International
Large-Cap Core Index	2.90%	17.82%	9.73%	-1.29%	6.90%	4.72%
MSCI EAFE Index	4.47%	19.15%	10.55%	-0.16%	8.16%	4.96%
Morningstar Foreign
Large Blend Category	2.44%	16.30%	9.46%	-1.14%	7.07%	3.98%
Investor Class	4.69%	23.57%	10.46%	n/a	n/a	12.08%
S&P Global (ex U.S.)
LargeMid-Cap Index	0.49%	14.27%	8.52%	n/a	n/a	11.93%
Lipper International
Large-Cap Core Index	2.90%	17.82%	9.73%	n/a	n/a	11.24%
MSCI EAFE Index	4.47%	19.15%	10.55%	n/a	n/a	11.96%
Morningstar Foreign
Large Blend Category	2.44%	16.30%	9.46%	n/a	n/a	11.34%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds. com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Institutional Class were 1.30% and 1.15%, respectively; and for the Investor Class were 1.55% and 1.40%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/1/1997; for the Investor Class, 4/30/2009. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

In addition to strong returns relative to its benchmarks, the fund continues to rank very high relative to its peers. The table below shows Masters International’s ranking relative to the Morningstar Foreign Large Blend Category (lower numbers represent better rankings).

Litman Gregory Masters International Fund

Morningstar Foreign Large Blend Peer Group Rankings

Based on Total Fund Returns

As of June 30, 2013

	Rankings
	One-Year	Three-Year	Five-Year	Ten-Year
% Rank in Category	4%	26%	17%	13%
Funds in Category	793	710	622	324

Performance of Managers

In the first half of the year, four of the five sub-advisors outperformed their respective benchmarks, while the fifth roughly matched the benchmark. (Two sub-advisors—Lazard and Wellington—were added in January, so they were not on the fund for the full six-month period. Thus far, both are ahead of their respective benchmarks as well.)i

Year-to-date as of June 30, the range of performance of these five sub-advisors was 0.3% to 9.6%. Over shorter periods, it is rare to observe outperformance (or even underperformance for that matter) from virtually all the sub-advisors on the fund, as was the case in the past six months. Though it is nice when the fund experiences a period like this, longer-term performance matters the most, whether in assessing our sub-advisors’ performance or the overall fund’s performance. In that regard we’re pleased to report that all five of the long-tenured managers are ahead of their benchmarks since their respective inception dates as sub-advisors on the fund. (It is also worth noting that all the sub-advisors who have ever run a portion of Masters International outperformed their respective benchmarks during their tenure with the fund—this includes fired managers and one who passed away early in the fund’s history.)

Our ongoing due diligence on the sub-advisors remains focused on ensuring that the key elements that led us to hire them, and that are also behind their superior performance for the fund, remain in place and are sustainable.

Key Performance Drivers

Stock selection was the primary factor behind the fund’s relative outperformance during the first half of the year. One strong performer, owned by the Thornburg team, was Valeant, a distinctive pharmaceutical company with a market capitalization of nearly $30 billion. Its CEO, who came on board in 2008, has deep expertise in the pharmaceutical industry stemming from his 30-plus years as a consultant advising other pharmaceutical companies. He has been effective in executing the company’s strategy of acquiring private companies that are inefficiently run, cutting operating costs, and diversifying Valeant’s revenues by type of drug.

Valeant typically focuses on acquiring companies that are too small to interest larger pharmaceutical companies, such as Pfizer. The company has been able to grow faster than many

Fund Summary | 19

of its peers, with less exposure to patent risk (due to its diversified set of drugs given the range of its targeted acquisitions), and investors are now beginning to recognize these positive attributes. Since this stock was purchased by Thornburg last year, its price has almost doubled. Valeant’s recent acquisition of Bausch + Lomb makes it a leader in both dermatology and global eye health and should provide longer-term strategic advantages. As we write this, Thornburg’s belief is that the future benefits stemming from the Bausch + Lomb acquisition and from other potentially value-adding acquisitions are not yet fully priced into the stock.

Another top contributor, Daiwa Securities Group, Inc., was held by two sub-advisors—Third Avenue and Harris Associates. Central to both sub-advisors’ thesis at the time of their respective purchases was that Daiwa was trading at significant discounts to their very conservative estimates of intrinsic value. Daiwa Securities Group, Inc., through its brokerage business, is a direct beneficiary of increased trading and investing activities in the Japanese equity markets we have observed since Japan’s Prime Minister initiated “Abenomics,” policies geared toward ending deflationary pressures in Japan. The success of this holding for David Herro (Harris Associates) reflects his disciplined, patient, contrarian, value-driven process. He first bought the stock in 2007, held it through several years of losses while buying more along the way and now has realized huge gains over the past nine months. He trimmed the position after a sharp price increase earlier this year.

Among the detractors from performance was Saipem SpA, an Italian engineering and construction company that is a leader in systems and hardware needed for underwater oil and gas production. Its customers include large energy companies such as Shell. Saipem SpA’s stock price declined sharply in June when its management announced a profit warning. According to Thornburg, the sub-advisor who owns this stock, some of the earnings shortfall stems from low-quality contracts written in a highly competitive pricing environment between 2009 and 2011. In addition, two current projects in Mexico and Canada have seen cost overruns and have required new management. Thornburg believes the earnings shortfall largely stems from the past problematic contracts that will soon run off and be replaced with newer, more profitable ones. Thornburg believes Saipem SpA should be able to generate improved profitability and better-quality earnings following further industry consolidation. Its stock currently trades slightly over book value, which is close to historical lows for the company. Looking at valuation from an earnings perspective, the stock trades around 10x Thornburg’s earnings estimate. Excluding crisis periods, the company’s stock has typically traded in the mid- to high-teens P/E range. One risk to Thornburg’s investment thesis is how Saipem SpA’s management executes its strategy. If there are more instances of cost overruns, similar to the ones the company experienced in Mexico and Canada, it could materially delay the recovery in profits Thornburg expects.

BR Properties S.A., a Brazilian company engaged in the commercial property sector, underperformed largely due to political instability and social unrest in Brazil. Jean-Marc Berteaux (Wellington Management), the sub-advisor who owned this stock, sold it because of concerns that the Brazilian economy could continue to deteriorate further, which would be a major negative for the company.

Litman Gregory Masters International Fund Contribution by Holding

For the Six Months Ended June 30, 2013

Top Contributors

Portfolio
Security	Contribution
Daiwa Securities Group, Inc.	1.19%
Valeant Pharmaceuticals International, Inc.	0.80%
Ichiyoshi Securities Co. Ltd.	0.60%
Daimler AG	0.59%
Roche Holding AG	0.47%
Emaar Properties PJSC	0.42%
Taylor Wimpey Plc	0.37%
Allianz SE	0.37%
Delphi Automotive Plc	0.36%
Credit Suisse Group AG	0.35%

Bottom Contributors

Portfolio
Security	Contribution
Saipem SpA	-0.52%
BR Properties S.A.	-0.43%
Kinross Gold Corp.	-0.41%
FANUC Corp.	-0.33%
Carpetright Plc	-0.28%
Incitec Pivot Ltd.	-0.28%
Dena Co. Ltd.	-0.26%
Outotec Oyj	-0.25%
Canon, Inc.	-0.21%
LG Corp.	-0.17%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: Please see page 21 for sector, regional, and market-cap allocations as of midyear.

As with all Masters funds, the primary focus of Masters International is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. We believe one explanation for Masters International’s success over the years is the willingness on the part of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of whether the stocks are in the fund’s benchmark. Noteworthy portfolio facts include:

•	The fund’s sector positioning, a byproduct of sub-advisors’ stock selection, shifted during the past six months. Exposure to the technology sector decreased nearly nine percentage points, while exposure to the consumer discretionary sector increased about six percentage points. The latter is also the largest active weighting the fund has versus its benchmark, the S&P Global (ex U.S.)

20 | Litman Gregory Funds Trust

LargeMidCap index (19.4% vs. 10.6%). The fund’s largest underweighting is to the energy sector (3.4% vs. 9.5%). In absolute terms, the fund has the largest allocation to financials (23%), though this is about three percentage points lower than the benchmark’s weighting to the sector.

•	Regionally, the fund remains overweighted to Europe (57.1% vs. 44.4%) and underweighted to Japan (7.7% vs. 17.5%). The fund’s Japan weighting decreased almost six percentage points from year-end as sub-advisors took profits after the steep rise in Japan’s equity markets earlier in the year. The fund’s 13% weighting to emerging markets as of the end of June, compares to the benchmark weighting of 18%.

•	The fund’s market-cap breakout shifted during the first six months of 2013. Allocation to larger-cap stocks (market-cap greater than $10 billion) decreased by 11 percentage points. Allocation to mid-caps ($2 billion to $10 billion) increased by about six percentage points, along with slight increases to small-caps ($2 billion and less) and cash. At the end of June, the fund’s exposure to small- and mid-cap stocks stood at 36.3%, slightly below the fund’s historical average of about 40%. The fund held about 7% in cash as of June 30.

By Sector

	Sector Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as of
	6/30/13	12/31/12	6/30/13
Consumer Discretionary	19.4%	13.5%	10.6%
Consumer Staples	6.6%	5.1%	10.8%
Energy	3.4%	2.6%	9.5%
Finance	22.6%	28.2%	26.2%
Health Care & Pharmaceuticals	9.1%	6.9%	8.2%
Industrials	15.4%	16.6%	10.3%
Materials	7.9%	6.9%	8.5%
Technology	6.9%	15.7%	6.9%
Telecom	1.5%	2.0%	5.6%
Utilities	0.0%	0.0%	3.5%
Cash Equivalents & Other	7.4%	2.5%	0.0%
	100.0%	100.0%	100.0%

By Region

	Regional Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as of
	6/30/13	12/31/12	6/30/13
Africa	1.5%	0.0%	1.7%
Australia/New Zealand	2.9%	0.0%	5.6%
Asia (ex Japan)	10.9%	13.1%	18.2%
Japan	7.7%	13.6%	17.5%
Western Europe & UK	57.1%	60.2%	44.4%
Latin America	3.5%	3.8%	4.2%
North America	8.6%	5.5%	7.3%
Middle East	0.4%	1.3%	0.9%
Cash Equivalents & Other	7.4%	2.5%	0.0%
	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization:	Market Capitalization:
Developed Markets Small-Cap < $2.0 billion	Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion	Mid-Cap $2.0 billion - $10 billion
Large-Cap > $10 billion

*	Totals may not add up to 100% due to rounding

Fund Summary | 21

Brief note on Marsico Capital Management (MCM)

As reported in the financial press, recently MCM, one of Masters International’s sub-advisors, lost several key clients. This came on the heels of the departure of several members of the investment team (though no dedicated members of the international team run by Jim Gendelman). Marsico also recently completed a successful debt restructuring. Marsico took on the debt when it bought out Bank of America in 2007, which had previously acquired a controlling interest in the firm. All of these developments were interrelated.

These events prompted us to do an in-depth assessment of the business risk to MCM and most important, any impact to the firm’s international capabilities including team-related changes. This increased attention included a number of discussions with firm management and team members. The result is that we remain confident that Marsico’s commitment and capability in international investing is at least as good as when we hired them (and they have generated very strong performance for the fund since they came on board). As long as we have this confidence we will stick with them regardless of what conclusions others reach. (We believe we may have gone into greater depth in our assessment of the firm than some others.)

We also take comfort in the fact that Marsico still manages nearly $20 billion in assets. This gives the firm important financial and operational flexibility to retain its key employees and for them to execute their investment approach as we expect them to. We will continue to closely monitor the firm for any changes that could impact our assessment. At this point, we continue to strongly believe that keeping Marsico as a sub-advisor on International is in the best long-term interests of the fund’s shareholders.

Taxes

As of June 30, International had a tax loss carryforward (after taking into account 2013 realized gains) of over 11% of its asset value. Given the size of this loss it is unlikely that the fund will make a capital gain distribution in 2013 and it is likely that some of this loss will carry forward into 2014.ii

In Closing

We’re pleased that Litman Gregory Masters International was able to significantly outperform its benchmark in a very difficult period for foreign stock funds. Most important, we’re pleased that the fund has been able to continue to add to its strong long-term record.

Looking ahead we believe we have a great team in place on the fund, including Mark Little of Lazard Asset Management and Jean-Marc Berteaux of Wellington Management Company who joined the fund earlier this year and who we wrote about in our 2012 Annual Report.

[i]	The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMidCap Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index; Mark Little: S&P Global ex U.S. LargeMidCap Index; Jean-Marc Berteaux: MSCI All Countries World Growth ex U.S. Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2013 Morningstar inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

22 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	14-15%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	14-15%	All sizes, but mostly large- and mid-sized companies	Growth
David Herro	Harris Associates L.P.	14-15%	All sizes but mostly large- and mid-sized companies	Value
Amit Wadhwaney	Third Avenue Management, LLC	14-15%	All sizes	Value
Howard Appleby	Northern Cross, LLC	14-15%	Mostly large- and mid-	Blend
Jean-Francois Ducrest			sized companies
Jim LaTorre
Ted Wendell
Mark Little	Lazard Asset Management LLC	14-15%	All sizes	Blend
Jean-Marc Berteaux	Wellington Management	14-15%	All sizes	Growth
Company, LLP

Fund Summary | 23

Litman Gregory Masters International Fund Stock Highlights

Ferrovial S.A. – Bill Fries / Vinson Waldren

We purchased Madrid-based Ferrovial S.A. in the summer of 2012 and wrote about it in the year-end report. Since our purchase, the company has evolved favorably and, as of this writing, the shares have made a solid contribution to our investment results. Recall that Ferrovial S.A. is a leading global infrastructure operator and construction company. Despite its Spanish headquarters, the company’s business spans the western hemisphere; its assets include airports, toll roads, and municipal services in North America, Europe, and Latin America. Ferrovial’s direct economic exposure to Spain continues to be low—in 2013 we expect the non-Spanish businesses to further grow as a proportion of the total company.

For Ferrovial S.A. shareholders, the past two quarters have been eventful. The company has been divesting certain assets at attractive prices in order to fund additional growth and return more capital to investors. For example, within its airport segment, Ferrovial S.A. continues to be a significant owner of Heathrow Airport Holdings Ltd., but it reduced its stake via a cash sale in late 2012. Then the company sold the Stanstead Airport in early 2013 and received additional cash proceeds. Heathrow’s namesake asset remains the busiest air hub in the UK and one of the top five global airports in terms of passenger volume. In the coming quarters a renegotiated pricing agreement with the UK authorities could provide more clarity regarding pricing trends and open the way for further investment into runway capacity or other upgrades at Heathrow.

Within toll roads, Ferrovial S.A. owns and operates assets in Spain and North America, which most notably include Toronto’s 407 Express Toll Route (407-ETR). As a ring road circling most of downtown Toronto, the 407-ETR is nearly impossible to displace with a competing asset. Canada’s largest city has grown impressively over the last decade, leading to an increase in traffic volumes and wealth in the greater Toronto area. The 407-ETR appears on track to continue growing this year, allowing it to pay a meaningful, rising dividend over time. Ferrovial S.A. is expanding its toll road segment via additional projects in Toronto, Texas, and Virginia.

The municipal services business includes waste management and water treatment, which provides steady operating results to the company. The construction segment is linked to global infrastructure spending, and sometimes includes assets that Ferrovial S.A. itself will eventually own and operate. These segments continue to be a minor portion of Ferrovial’s value.

The complexity of the company’s balance sheet and reporting structure obscures a business with robust cash generation. This has allowed Ferrovial S.A. to pay out meaningful dividends since our initial purchase. In fact, we believe the current operating performance of Ferrovial’s assets allows room for the company to raise its dividend (currently above 4% per annum) or fund additional growth. One route to future growth could be upcoming privatizations of airport assets in Europe or Brazil.

Telecity Group Plc – James Gendelman

Telecity Group Plc (“Telecity” or “the Company”) designs and operates carrier-neutral data centers in 34 facilities which have been strategically located near network-dense connectivity hubs across Europe. As a retail data center operator, Telecity provides space, power, and network access to cloud, content, and financial services providers in addition to enterprises looking to outsource the management of their data center infrastructure.

Traditionally, enterprises utilized an “on-premise” or “build-your-own” data center solution in which they would operate their information technology infrastructure in their own data center. This led to significant initial and ongoing capital costs in addition to the operating costs and headcount required to ensure required uptime levels and to perform maintenance. These enterprise-managed data centers also committed the user to a hardware refresh cycle that required them to upgrade and maintain generators, cooling, and other equipment at regular intervals.

Telecity and other retail operators provide enterprises with the ability to instead rent space in one of their facilities and avoid the refresh/maintenance cycle entirely, with savings on both capital and operating expenses. Moreover, customers are guaranteed high levels of uptime through a service level agreement and have the ability to connect to other customers that are also located in a Telecity facility. As enterprises continue to gravitate towards Telecity’s data centers, this creates an ecosystem under which Telecity’s customers are able to directly connect to each other and can transfer data at far lower costs and latency than in a corporate-owned data center.

Aside from European enterprises embracing data center outsourcing, we believe Telecity also stands to benefit from the shift of data and applications to a hosted and cloud environment. Cloud and content companies host their servers within Telecity facilities and pay premium rates for access to the low-latency connectivity and high uptimes that support their bandwidth-intensive services such as internet video, music, and gaming.

Telecity has grown revenue year-over-year by 16%, 22%, and 18% in fiscal years 2010, 2011, and 2012, respectively. The high fixed costs inherent in the data center model have created significant operating leverage, which has led to earnings before interest, taxes depreciation and amortization (“EBITDA”) growing at 31%, 27%, and 22% over the same time period with EBITDA margins expanding from 24% in 2007 to 46% in 2012.

As Telecity’s expansion profile comes online through 2016, we believe the Company will continue to drive mid to high-teens top-line growth and continue to expand their EBITDA margins due to a combination of pricing and occupancy increases as well as new customer wins. Given the disruption associated with moving a customer’s mission-critical IT footprint (servers, routers, etc.), there are high switching costs which are reflected in the more than 90% recurring revenue base that Telecity enjoys.

Concerns around retail data center stocks have typically revolved around the sustainability of industry pricing and supply/demand dynamics. The European retail market has four distinct players of scale: Telecity, InterXion, Telehouse, and Equinix, all of which have committed to firm pricing and disciplined expansion.

We have not seen evidence of pricing erosion with Telecity, which typically negotiates annual price escalators, depending on the market and customer application. Moreover, Telecity’s expansion program has been targeted towards those markets

24 | Litman Gregory Funds Trust

where there is significant demand for latency-sensitive and bandwidth-intensive applications or where there is not an entrenched competitor. It is also important to recognize that locating sites that can be placed in urban areas with the necessary power and network connectivity can take several years of planning in addition to construction time, which provides yet another moat around the core business.

In summary, we find Telecity to be a compelling investment opportunity given the company’s above-market growth rate and future growth potential, strong EBITDA margins, recurring revenue base, and high return on invested capital in conjunction with the Company’s commitment to shareholder returns.

Please keep in mind that our views on investments discussed herein are subject to change at any time and the holdings represented here do not represent all of the securities purchased, sold, or recommended by MCM. References to specific securities mentioned herein are not to be construed as a recommendation to buy or sell those securities, should not be assumed to be or have been profitable investments, and are not guaranteed to be in portfolios today.

Daimler AG – David Herro

German-listed Daimler AG is a leading producer of premium passenger vehicles under the Mercedes-Benz brand and also the largest commercial vehicle manufacturer in the world via Daimler Trucks, Mercedes-Benz Vans, and Daimler Buses. Daimler also possesses a sizeable and quite profitable captive finance business.

While premium auto sales have grown substantially over the last several years, the Mercedes car business has underperformed its German peers, BMW and Audi, in recent years as a result of three primary factors. The first is that under the previous management team, Daimler underinvested in technology, was heavily distracted by the failed Daimler-Chrysler merger, and attempted to run the passenger car business like a truck business. Auto manufacturing is a very long-cycle business where the penalties for mistakes are felt for many years, but we believe Daimler has closed the gap in recent years.

The company’s model cycle has also been a major driver of the weak relative profitability. Its three most important models (E, S, and C-classes) will be out with new or refreshed platforms in 2013 and 2014. This will take Mercedes from having the oldest model platform to the youngest. In addition to product appeal, another important component of the model update cycle is that it will allow for a significant increase in modular production, which is the use of the same parts and processes across vehicle models. This is very important from a cost perspective and here Mercedes trails both Audi and BMW by a considerable margin.

Finally, the company’s performance in China, the world’s strongest automobile market in recent years, has been suboptimal to say the least, due in large part to a chaotic organizational structure that arose for historical reasons. Daimler has taken significant action to remedy this and has also appointed a new management team to oversee operations there. The problem will not be solved overnight, but early signs are encouraging.

Going forward, we anticipate a significant improvement in the earnings of Mercedes-Benz Cars driven by the factors described above as well as the recently-announced cost savings program Fit for Leadership. Management is also actively working to improve the cost position of the company’s truck, van, and bus businesses. The Daimler Trucks business has an especially strong brand, distribution, and technology and should benefit substantially from a rebound in European and Brazilian truck markets.

We believe Daimler is a good example of how we invest. It is a quality business that can create value over time, especially as premium automobiles continue to take share, which also happens to be trading at a cheap price. The Daimler manufacturing businesses are currently valued at just over 6x 2014 EBIT and that we believe that gives you the highly-profitable financial services business virtually for free. This seems far too low for a global business with excellent brands, a very strong balance sheet, and a clear path to improved profitability that should generate strong returns on capital after-tax through the next cycle. As a result, we like Daimler’s prospects going forward.

Exor SpA – Amit Wadhwaney

We recently initiated an investment in Exor SpA (“Exor”), an Italian holding company. Exor was originally founded as IFI (Istituto Finanziario Italiano) in 1927 as a holding company by Agnelli family patriarch, Giovanni Agnelli to hold a number of the family’s investments, most notably Fiat SpA (“Fiat Auto”). In 1966, Giovanni’s son Gianni created IFIL (Istituto Finanziario Italiano Laniero) as a separate holding company for yet another collection of investments.

After decades of ossification, rapid change has been taking place under the stewardship of a new generation, headed by Exor Chairman John Elkann (great-great grandson of Giovanni). IFI and IFIL were merged to form Exor and the balance sheet was cleaned up through a series of divestments. Exor recruited Sergio Marchionne from another family-controlled business to orchestrate the turnaround of Fiat’s automobile business. Fiat Auto Company (the automotive investments include Fiat, Ferrari and Maserati) and Fiat Industrial Company (housing Case New Holland, the construction and agricultural equipment producer and Iveco, a truck manufacturer) have been separated into distinct companies.

In late 2009, Fiat Auto “acquired” a controlling stake in Chrysler out of bankruptcy (though history may show they stole it) and now holds 58.5% of the company. There are clearly attractions to completing the acquisition of the remainder of Chrysler which would include considerable cost savings from the complete integration of the two companies, both from an operational and a financial perspective. Completing the total acquisition of Chrysler would entail buying out the holding of VEBA, a trust run for the benefit of United Auto Workers retirees.

Recently, Exor has announced the sale of its 15% stake in Swiss product inspection company SGS SA at a rich price (greater than 15x EBIDTA) netting the parent $2.6 billion. We are tempted to hypothesize that some of the war chest that Exor has accumulated could be employed in furthering the Chrysler/Fiat combination. Fiat can conceivably complete its acquisition of Chrysler at a low to mid-single digit multiple of EBIDTA, well lower than the valuation accorded its peers in the U.S. auto industry.

Fund Summary | 25

Looking forward, resource conversion potential abounds within Exor and its various holdings, including the potential sale or IPO of Ferrari which is part of Fiat Auto, the potential sale of various operating units of Fiat Industrial and the continued monetization of additional non-core assets held by Exor. We were able to purchase Exor shares at a greater than 30% discount to our conservative estimate of the company’s net asset value.

Banco Bilbao Vizcaya Argentaria S.A. – Jean-Francois Ducrest

Banco Bilbao Vizcaya Argentaria S.A. (“BBVA”) is a multinational group headquartered in Spain that provides financial services in over 30 countries to 53 million customers and employs over 115,000 people worldwide. BBVA has a leading position in the Spanish market, where it began operating over 150 years ago. BBVA enjoys a strong position in Spanish-speaking Latin American countries, and Mexico in particular, in which BBVA’s Bancomer subsidiary is the market share leader, with roughly 20% share of loans and deposits. While based in Spain, 58% of BBVA’s gross income is generated from emerging countries.

The Spanish economy has struggled more than its neighbors since the European crisis began in 2008. The bursting of the real estate bubble along with the credit crisis left Spain and its financial sector in a deep recession. Many banks in Spain have not fully written down their bad loans to developers, homeowners, and SMEs, which has hampered any growth in new lending. However, we believe the strong banks in Spain, such as BBVA, generate sufficient earnings in Spain and elsewhere to take adequate provisions to reflect the true value of their non-performing loans and foreclosed real estate, and start to clear these troubled assets off their books. Further, the strong banks (BBVA and Santander) are attracting customer deposits at increasingly attractive costs, which could potentially further enhance earnings power. It will take time, but the result will be a much more concentrated banking sector, in which BBVA should be able to capture over 20% market share, with the ability to adequately price in risk within its loans, and also continue to attract deposits at a low cost.

Our team visited Spain earlier this year to see the current state of the real estate problems. We saw that prices have fallen sufficiently such that properties on banks books are now clearing. Further, we saw that local governments and companies are cutting costs and reducing wages, which should reduce deficits and make Spain more competitive in export markets. While Spain still needs to de-lever, the early stages of recovery are evident, which led us to believe BBVA will show a steady decrease in its stock of nonperforming loans and foreclosed real estate, and start to see an improvement in earnings in the next 12-18 months.

Taking into account continued growth in Mexico and other emerging countries, and a recovery in profits in Spain, we think BBVA can produce sustainable return on tangible assets of upwards of 15%. The stock at present trades on 1.1x tangible equity, which leaves considerable upside, even if the recovery in Spain takes time to materialize. As earnings power recovers, we believe BBVA’s balance sheet will be sufficiently strong to allow the bank to payout a healthy dividend yield, likely starting in 2015.

Don Quijote Co. Ltd. – Mark Little

Don Quijote Co. Ltd. is a discount retailer in Japan. Its stores have historically been based in high-traffic locations and offered everything from jeans to costumes to expensive branded handbags and watches, packed in to a lively environment over several floors. In recent years its customer base has expanded to include more family-oriented shoppers attracted by its low prices. This has prompted the takeover of a general merchandise store, Nagasakiya, and subsequent rebranding to, and new launches of, a discount format known as Mega Don Quijote. These stores are larger and more suburban, and appear to offer attractive returns on investment and high potential to expand nationally. Management is entrepreneurial and extremely focused on cost control, running a lean central organization with a great deal of discretion delegated to local store managers, and taking advantage of distressed stock and other market opportunities. This track record, a winning discount format, a low cost focus and multi-year, attractive-return expansion opportunities do not appear to be reflected in the stock’s current valuation multiple of around 14x earnings. If the current Japanese government’s new economic policies were to result in any retail price inflation or to a general uptick in consumer sentiment and spending, we believe Don Quijote would be a clear beneficiary of these trends, but the investment thesis does not rely on this uncertain macroeconomic outlook.

Essilor International S.A. – Jean-Marc Berteaux

Essilor International S.A. (ESSI.PA) is the world’s largest manufacturer of eye glass lenses and equipment for lens production. While Essilor International S.A. (“Essilor”) is headquartered in Paris, Essilor is a global company with staff and operations in over 100 countries on five continents. Essilor’s culture is based on innovation. The company invests heavily in research and development, which has led to several breakthrough products over time. For example, Essilor created Varilux, the world’s first progressive lens that corrects presbyopia and improves the wearer’s vision. Essilor is also the world leader in developing coatings for lenses, such as anti-smudge, anti-dust, and anti-fog coatings. For distribution, Essilor boasts a world-class logistics infrastructure with partnerships in local markets worldwide.

Although it is currently the world leader in the eye glass lens market, Essilor continues to gain market share by raising the barriers to entry in its market. Competitors who cannot keep up with Essilor’s considerable investments in research and development or its logistics infrastructure often drop out. The company’s financial results for 2012 highlight its growth: revenues rose 19% to almost 5 billion euros while earnings per share increased by over 14% for the year. Strong growth was broad-based across all market segments and regions.

Essilor is a particularly attractive investment opportunity for us because we believe it is often misunderstood by the market. Essilor is classified as a health care company, but we believe the company’s business model and competitive strengths are far more akin to a technology company where having a competitive advantage depends on heavy investments in science-based research and development and an edge in

26 | Litman Gregory Funds Trust

logistics. We see a number of areas of potential future growth for Essilor, including three new product launches expected this year and increased sales of more sophisticated, high-end lenses at higher price points as well as rapid growth in the sales volumes of lower-end products in emerging markets.

We believe that, after a substantial period of research and development, the company’s new product launches have the potential to contribute positively to Essilor’s performance.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 27

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS: 92.6%

Australia: 2.9%
919,390	Ansell Ltd.	$14,858,655
10,191,700	Incitec Pivot Ltd.	26,720,222
		41,578,877
Belgium: 1.0%
159,194	Anheuser-Busch InBev N.V.	14,163,805
Brazil: 2.2%
1,447,142	Cyrela Brazil Realty S.A.
	Empreedimentos e Participacoes	10,058,522
2,212,800	Estacio Participacoes S.A.	16,042,048
2,889,510	GP Investments Ltd. - BDR*	5,433,379
		31,533,949
Canada: 6.1%
159,068	Canadian Pacific Railway Ltd.	19,296,972
371,771	IMAX Corp.*	9,242,227
1,365,190	Kinross Gold Corp.	6,999,642
292,640	Potash Corp. of Saskatchewan, Inc.	11,158,363
1,206,770	Trican Well Service Ltd.	16,048,176
271,688	Valeant Pharmaceuticals
	International, Inc.*	23,386,903
		86,132,283
China: 0.9%
140,704	Baidu, Inc. - ADR*	13,300,749
Denmark: 1.7%
135,190	Carlsberg A/S - Class B	12,096,326
77,538	Novo Nordisk A/S - Class B	12,076,959
		24,173,285
Finland: 2.7%
1,130,060	Outotec Oyj	13,540,097
654,290	Sampo Oyj - Class A	25,484,887
		39,024,984
France: 7.4%
652,927	AXA S.A.	12,822,077
405,100	BNP Paribas S.A.	22,121,450
172,514	Essilor International S.A.	18,345,080
270,267	Nexans S.A.	12,814,203
208,157	Schneider Electric S.A.	15,091,788
215,980	Valeo S.A.	13,567,080
583,133	Vivendi S.A.	11,038,022
		105,799,700
Germany: 7.5%
110,089	Bayerische Motoren Werke AG	9,621,539
608,787	Daimler AG	36,816,190
72,230	Linde AG	13,470,259
76,110	Muenchener Rueckversicherungs AG	14,000,765
206,303	SAP AG	15,099,616
386,886	Tom Tailor Holding AG*	8,264,504
317,237	Wirecard AG	8,629,756
		105,902,629
Greece: 0.4%
339,133	Titan Cement Co. S.A.	5,894,367

Hong Kong: 4.6%
8,595,745	AIA Group Ltd.	36,405,978
755,000	Cheung Kong Holdings Ltd.	10,240,390
30,608,830	Greatview Aseptic Packaging Co. Ltd.	18,942,695
		65,589,063
India: 0.7%
999,451	Piramal Enterprises Ltd.	9,553,019

Ireland: 0.7%
185,966	Ryanair Holdings Plc - ADR	9,582,828

Italy: 3.4%
337,099	Exor SpA	9,963,833
1,660,200	Fiat Industrial SpA	18,499,007
6,760,772	Intesa Sanpaolo SpA	10,827,170
536,800	Saipem SpA	8,722,391
		48,012,401
Japan: 7.7%
496,100	Canon, Inc.	16,174,185
4,764,000	Daiwa Securities Group, Inc.	39,994,074
512,500	Don Quijote Co. Ltd.	24,921,265
98,700	FANUC CORP.	14,303,915
483,000	Mitsui Fudosan Co. Ltd.	14,199,153
		109,592,592
Malaysia: 1.3%
18,075,450	AirAsia BHD	18,249,940

Norway: 1.3%
2,319,208	Orkla ASA	18,944,276

Panama: 1.3%
141,485	Copa Holdings S.A. - Class A	18,551,513

Philippines: 1.3%
21,791,400	LT Group, Inc.	11,400,130
1,965,010	Security Bank Corp.	6,877,535
		18,277,665
Poland: 0.7%
7,846,610	Netia S.A.	9,803,402

Russia: 1.0%
494,092	Yandex N.V. - Class A*	13,651,762

Singapore: 0.7%
4,622,000	Global Logistic Properties Ltd.	10,022,078

South Africa: 1.5%
2,348,625	Life Healthcare Group Holdings Ltd.	8,910,347
948,210	Mediclinic International Ltd.	6,586,551
1,719,360	Nampak Ltd.	5,714,154
		21,211,052
South Korea: 1.1%
294,864	LG Corp.	16,394,960

Spain: 2.7%
1,362,531	Banco Bilbao Vizcaya Argentaria S.A.	11,424,309
1,665,246	Ferrovial S.A.	26,603,416
		38,027,725

The accompanying notes are an integral part of these financial statements.

28 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund

schedule of investments in securities at June 30, 2013 (Unaudited)

Shares		Value
Sweden: 1.2%
692,928	Electrolux AB - Class B	$17,432,151

Switzerland: 10.3%
290,000	Adecco S.A.	16,522,774
1,161,751	Credit Suisse Group AG	30,790,734
172,300	Kuehne & Nagel International AG	18,904,417
145,664	Roche Holdings AG	36,217,574
24,840	Swatch Group AG (The)	13,587,557
233,208	Transocean Ltd.	11,182,324
1,083,466	UBS AG	18,433,194
		145,638,574
Taiwan: 0.3%
8,017,341	Yuanta Financial Holding Co. Ltd.	4,173,051

United Arab Emirates: 0.4%
4,051,983	Emaar Properties PJSC	5,736,540

United Kingdom: 15.1%
892,717	ARM Holdings Plc	10,792,558
879,150	Associated British Foods Plc	23,195,618
702,755	BG Group Plc	11,953,178
272,508	BHP Billiton Plc	6,970,256
259,897	British American Tobacco Plc	13,309,212
789,125	Burberry Group Plc	16,212,300
1,670,600	Carpetright Plc	14,861,814
401,488	Delphi Automotive Plc	20,351,427
1,385,600	HSBC Holdings Plc	14,523,866
1,816,533	Informa Plc	13,538,529
2,172,083	Rexam Plc	15,772,236
4,053,852	Segro Plc	17,211,819
10,526,859	Taylor Wimpey Plc	15,327,844
1,307,632	Telecity Group Plc	20,163,549
		214,184,206
United States: 2.5%
224,900	Liberty Global Plc - Class A*	16,660,592
280,264	Liberty Global Plc - Class C*	19,027,123
		35,687,715
TOTAL COMMON STOCKS
(cost $1,203,021,876)		1,315,821,141

Principal
Amount		Value
PURCHASED OPTIONS: 0.1%
CURRENCY: 0.1%
	USD Call / JPY Put Option
$14,000,000	Exercise Price: $98.00,
	Expiration Date: August 2013	$359,562
23,000,000	Exercise Price: $101.00,
	Expiration Date: September 2013	418,071
		777,633
TOTAL PURCHASED OPTIONS
(cost $615,138)
		777,633

SHORT-TERM INVESTMENTS: 7.1%
REPURCHASE AGREEMENTS: 7.1%
$101,574,000	FICC, 0.010%, 06/28/2013, due
	07/01/2013 [collateral: par value
	$102,960,000, U.S. Treasury
	Note, 2.625%, due 12/31/2014;
	Federal Farm Credit Bank, 0.250%,
	due 01/07/2015; U.S. Treasury
	Note, 4.000%, 02/15/2015;
	value $103,628,745] (proceeds
	$101,574,000)	101,574,000

TOTAL REPURCHASE AGREEMENTS
(cost $101,574,000) 101,574,000		101,574,000

TOTAL SHORT-TERM INVESTMENTS
(cost $101,574,000)		101,574,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,305,211,014): 99.8%		1,418,172,774

Other Assets in Excess of Liabilities: 0.2%		2,275,291

Net Assets: 100.0%		$1,420,448,065

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
BDR	Brazilian Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 29

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund performed well during the first half of 2013, returning 16.8% compared to the Russell 2000 benchmark’s 15.8% return. The fund is also ahead of the benchmark by a healthy margin over each of the trailing one-, three-, and five-year periods. The five-year outperformance includes the financial collapse of 2008, when the fund suffered its worst calendar-year relative performance, trailing the benchmark by roughly 11 percentage points. The fund reached its 10-year anniversary at the end of June, and its 9.1% annual return slightly trails the benchmark’s return of 9.4%. The fund had very poor years in 2006 and 2008 but has been closing the performance gap. Since the beginning of 2009 the fund’s 23.2% return compares very favorably to the benchmark’s 17.7% return.

Litman Gregory Masters Smaller Companies Fund

Performance as of 6/30/2013

	Year -to-	One-	Three-	Five-	Ten-	Since
	Date	Year	Year	Year	Year	Inception
Institutional Class	16.80%	28.65%	20.63%	9.10%	9.11%	9.11%
Russell 2000 Index	15.86%	24.21%	18.67%	8.77%	9.53%	9.53%
Lipper Small-Cap
Core Index	14.46%	24.92%	17.89%	8.38%	9.71%	9.71%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Smaller Companies Fund were 1.58% and 1.49%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2003. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Performance of managers

This year through June, two of the fund’s four managers posted higher returns than their respective benchmarks. Of the two underperforming managers, one lagged slightly, while the other trailed meaningfully. Looking at longer-term performance, two managers have been on the fund since its June 2003 inception, while one has been on the fund for just over six years. Each of these three long-term managers is comfortably ahead of their respective benchmarks on an annualized basis over their full tenure on the fund, including the manager who is significantly underperforming this year. The fourth manager was added to the portfolio at the end of 2012, and is slightly trailing the benchmark over this short time frame.i

Key Performance Drivers

Stock selection was a key driver of the fund’s relative outperformance during the first half of the year. However, as is always the case, there were noteworthy contributors and detractors in the period.

Among the top contributors in the period was Live Nation Entertainment, Inc., owned by Jeff Bronchick of Cove Street Capital. Live Nation Entertainment, Inc. is the dominant market player in the promotion, ticketing, and artist-management business. The company was formed through a series of mergers, but most recently via the 2010 merger of Live Nation and Ticketmaster. Since then, the financial and operating results have been improving but at a slow pace. During this time the company has been taking steps to improve its technology platform, engage consumers, and sell more tickets. Specifically, the company has been spending millions to overhaul the Ticketmaster platform. Technological upgrades have improved online sales and social media capabilities, including a dynamic pricing tool that allows ticket prices to fluctuate according to changes in demand. As a result, the company is able to earn an additional $1 per ticket sold, which flows straight to the bottom line. These moves, combined with cost-cutting measures, and new initiatives such as international expansion efforts and music festivals, all improved the business. The stock was up nearly 60% in the period, and was sold from the portfolio as it reached the manager’s price target.

Another top contributor in the period was Nexstar Broadcasting Group, Inc.. At the end of June, Nexstar Broadcasting Group, Inc. was the largest holding in the Smaller Companies portfolio at 3.3% of assets. The sub-advisor, Frank Sustersic of Turner Investments, initiated a position in May, and the stock was up nearly 40% during the one-month-plus holding period. Despite the strong gain, Sustersic believes the company still has room to grow. The company focuses on acquiring, developing, and operating TV stations and interactive community websites in medium-sized markets throughout the U.S. At this time, they reach about 14% of the American market, and there are numerous acquisition targets that could help them gain additional market reach. In Sustersic’s opinion, Nexstar Broadcasting Group, Inc. is well-positioned within the local broadcast business, with meaningful return potential aided by significant M&A opportunities, growth in retransmissions, and a rebound in advertising spending.

Within the industrial sector, a top contributor was PowerSecure International, Inc,, a provider of technology that increases efficiency for utilities and their customers. The company, which was owned by Friess Associates, the sub-advisor we removed from the fund in March, grew earnings 160 percent in the first quarter, beating consensus estimates. The stock was subsequently sold in April at close to a 62% gain over a three-month holding period.

Although an overweight to the strong-performing technology sector was beneficial in the six-month period, stock selection in the sector detracted from relative return. InvenSense, Inc., the provider of micro-electromechanical gyroscopes for motion processing in consumer electronics, was the single largest detractor, falling 30% in the period. The stock was added to the portfolio in January by Friess Associates on expectations that

30 | Litman Gregory Funds Trust

the company would surpass consensus earnings expectation. Although the company grew earnings 90 percent, beating consensus estimates by 13 percent, shares declined sharply as investors questioned the company’s competitive position after management struck a conservative tone regarding overall business conditions. The stock was sold at the end of the first quarter.

The second largest detractor in the period with a 16% decline was Central Garden and Pet Co. a retailer of garden and pet products. The stock was added to the portfolio in June 2007. At the time the company strongly met sub-advisor Jeff Bronchick’s criteria of being an attractive business and a good value, and he also believed that there was a compelling case for an improvement in operations. The valuation seemed very cheap if management could successfully bring margins back to a normalized level. Bronchick owned the stock at varying weights based on the attractiveness of the stock price, realizing meaningful profits. But after some frustration with management’s ability to make lasting improvements to business operations, Bronchick began selling the stock in 2011. Then, Central Garden and Pet Co.’s controlling founder handed over the reins to an executive with a strong record of value creation. Positives started to occur including a reduction in the share count of 20% as a result of buybacks. But unexpectedly, Central’s founder appointed a board member to the CEO position in February without explanation. Bronchick began selling immediately and eliminated the position entirely by April, citing poor management and poor corporate governance.

Another detractor was Air Methods, the third-largest position at the end of the period. Air Methods Corp., which provides emergency helicopter transport from accident scenes, was down 9% in the six-month period after the company announced weak earnings due to severe weather and a deteriorating payer mix. (This refers to the type of monies received, whether it is Medicaid, Medicare, indemnity insurance, managed care, etc.) Frank Sustersic continues to hold the stock because company management accelerated price increases that were planned throughout the year. These increases should help revenue per transport to rise from $9,100 to $10,000, which should add an additional $0.15 to earnings growth incrementally for the year. Additionally, Obama-care is a positive development for health-care service companies such as Air Methods Corp. because over 30 million individuals who are uninsured are expected to be insured. Air Methods Corp. will benefit directly from increased health-care coverage as many accidents involve people who do not have insurance. With higher coverage rates, Air Methods should continue to see better bottom-line results.

From a sector-allocation standpoint, the only meaningful contributor or detractor was a sizeable allocation to cash amid a strong-performing small-cap market. Cash as a percentage of assets increased meaningfully during the first half of the year from just over 9% to 25% of assets. While all four managers have higher levels of cash since the year-end period, the sleeve run by Jeff Bronchick has increased from roughly 8.5% to nearly 38%. During the first six months, Bronchick made a number of successful sales and trimmed some strong-performing holdings, and has not found replacements that meet his criteria of “best idea.” Bronchick is looking to add to several current positions, but remains highly focused and patient in looking for his next opportunity. FPA also has an extremely high cash position of 42% of their portfolio sleeve as they continue to see a lack of high-conviction investment ideas that meet their absolute value investment criteria.

Litman Gregory Masters Smaller Companies Fund Contribution by Holding

For the Six Months Ended June 30, 2013

Top Contributors
Portfolio
Security	Contribution
Best Buy Co., Inc.	1.25%
PowerSource International, Inc.	0.85%
Live Nation Entertainment, Inc.	0.73%
Shutterfly, Inc.	0.69%
Nexstar Broadcasting Group, Inc.	0.68%
Crosstex Energy, Inc.	0.61%
Roundy’s, Inc.	0.60%
GNC Holdings, Inc.	0.59%
Western Digital Corp.	0.57%
Saia, Inc.	0.57%

Bottom Contributors
Portfolio
Security	Contribution
InvenSense, Inc.	-0.40%
Central Garden and Pet Co.	-0.35%
Titan Machinery, Inc.	-0.34%
Stewart Information Services Corp.	-0.22%
Deltic Timber Corp.	-0.20%
Royal Gold, Inc.	-0.20%
Air Methods Corp.	-0.19%
CoreLogic, Inc.	-0.18%
dELiA*s, Inc.	-0.17%
Stage Stores, Inc.	-0.15%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: As is often the case, the Litman Gregory Masters Smaller Companies portfolio looks quite different than its benchmark. At the end of the period, the fund had only one significant sector overweight, energy. The portfolio had approximately 12% of assets in the sector, compared to 5.5% in the benchmark. The materials sector was the only other overweight, accounting for 7.6% of the portfolio versus 4.9% for the benchmark. These overweighted sectors were offset by a significant underweight to the financial sector, at just below 8% of assets, compared to the benchmark’s 23.3% weight. The portfolio’s allocation to the health care sector remained underweight by roughly 6 percentage points.

Fund Summary | 31

The high current cash weighting of 25%, if maintained, will make it difficult for the fund to keep up with its benchmark in the short term if the stock market remains strong. However, the cash also represents the view of the fund’s two value-oriented sub-advisors that valuations in the small-cap market are not attractive. If they are right and there is a pullback the cash will benefit performance and provide dry powder to buy at lower prices.

The fund’s weighted-average market capitalization as of midyear was $3.2 billion, and the median market cap was $2.8 billion.

By Sector

	Sector Allocation
			Russell
	Fund	Fund	2000
	as of	as of	Index as of
	6/30/13	12/31/12	6/30/13
Consumer Discretionary	12.9%	13.6%	14.4%
Consumer Staples	3.0%	5.4%	3.9%
Energy	11.8%	13.1%	5.6%
Finance	7.6%	11.3%	23.3%
Health Care & Pharmaceuticals	6.6%	8.3%	12.2%
Industrials	7.9%	8.0%	14.3%
Materials	7.6%	9.4%	4.9%
Technology	17.2%	20.4%	17.3%
Telecom	0.0%	0.0%	0.8%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	25.4%	10.4%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:
Micro-Cap < $748 million
Small-Cap $748 million - $3.3 billion
Small/Mid-Cap $3.3 billion - $8.06 billion
Mid-Cap $8.06 billion - $21.5 billion
Large-Cap > $21.5 billion

Totals may not add up to 100% due to rounding

32 | Litman Gregory Funds Trust

Taxes

Smaller Companies continues to benefit from a very large capital gains tax-loss carryforward. As of June 30, 2013, the carryforward, net of 2012 taxable transactions, equaled nearly 50% of the value of the fund’s net assets. Given the magnitude of the loss, we are confident in saying that there will be no capital gains distribution in 2013, and we believe that capital gains distributions are unlikely for several more years. Please see page 104 for the expiration dates of the carryforwards. We view this as a significant benefit to taxable shareholders.ii

In Closing

We are pleased with the very strong performance of Smaller Companies in recent years. We remain very confident in the stock-picking team. The fund remains well diversified in spite of the removal of Friess Associates earlier this year (discussed in the First Quarter Report). So while we don’t believe that adding an additional sub-advisor is necessary, we are open to adding to the team if we find a manager that clearly meets our demanding criteria. In that regard we are in the midst of searching for at least one more world class small-cap stock picker to consider adding to the fund’s lineup.

We continue to work diligently to extend the period of strong performance the fund has experienced in recent years.

[i]	The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index; Frank Sustersic: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

ii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 33

Litman Gregory Masters Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Jeff Bronchick	Cove Street Capital, LLC	25%	Small- and mid-sized companies	Value
Dennis Bryan	First Pacific Advisors, LLC	25%	Small- and mid-sized companies	Value
Rikard Ekstrand
Frank Sustersic	Turner Investment Partners, Inc.	25%	Small- and mid-sized companies	Growth
Richard Weiss	Wells Capital Management, Inc.	25%	Small- and mid-sized companies	Blend

34 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Stock Highlights

Approach Resources, Inc. – Jeff Bronchick

Approach Resources, Inc. (AREX) is an independent oil and gas exploration company located in west Texas. Starting off as a spinout from energy private equity firm Yorktown Partners, AREX situated itself on a natural gas play known as the Ozona Uplift formation. Even though it’s located on the marginal edge of the Permian basin, the company was successful in initially proving out their acreage via a vertical well drilling program into the “Canyon/Ellenberger” formation. In response to the new “fracking” sensation AREX began to prove out their acreage for both vertically (“Wolffork”) and horizontally (“Wolfcamp”) fracked wells in early 2010.

A year on from our initial investment, our thesis remains the same. The Permian is one of the three main production regions located in the United States with ever increasing attention being applied to its main Wolfcamp drilling zone. Recently, Pioneer Resources, the largest Wolfcamp operator, closed a JV deal with Sinochem valued at over $20,000 per acre. While we are cognizant of the fact that Approach resides on the edge or periphery of the core Pioneer properties, this deal indicates that our higher NAV estimate for Approach’s land, at $11,500 per acre, is directionally correct given that AREX trades at $7,000 per acre at current prices. The main drags on the value realization come in two forms. First, short term issues have arisen not with AREX’s performance but with two gas and liquid processing partners with each having to shut in production for several months this year in order to perform emergency maintenance on their gas and liquid processing facilities. These issues have taken 10-15% of production offline and caused shorter term volatility in the stock. Additionally, there remains a cloud of doubt over whether AREX’s acreage is even remotely comparable to Pioneer’s. This is a longer term issue and is the primary counterpoint to our investment thesis. Current drilling schedules indicate that the company is actively trying to combat this perception and will release 8-12 well results over the next five months in areas where Wall Street believes AREX has no economic Wolfcamp potential. We expect these fears to be unfounded and to be disproved over the next several quarters, similar to initial fears in 2011 that AREX had absolutely zero horizontal drilling potential.

We also feel that the company is quickly approaching a fundamental shift in their go-forward strategy with demarcation and the proving out of their acreage almost behind them. Once AREX begins full-scale manufacturing style production on their acreage a possible take out by a larger independent oil and gas company is likely given the established infrastructure and contiguous acreage with several thousand potential drilling locations. Management is properly incentivized to sell to the tune of $50 million, which would be the expected take-home of AREX’s CEO in the event of a $40 take over. Therefore, we remain cautiously optimistic that our NAV realization will occur, providing a healthy compounded rate of return on our investment either through the drill bit or an “event”.

DeVry, Inc. – Dennis Bryan / Rikard Ekstrand

DeVry, Inc. (“DV”) is one of the largest for-profit education institutions in the US. Investing in this space is a prime example of our contrarian investment style: The Education Services sector was the worst performing industry group in the US in 2012.

Currently, enrollment is down in most US for-profit schools because prospective students do not know whether they will find a job once they graduate. Many people are worried about prolonged, high employment rates. Eventually the job market will stabilize and we can afford to be patient as long-term investors (our strategy’s average holding period is over six years) and can generate strong returns if we purchase stocks in great companies at favorable valuations.

DeVry, Inc.’s largest division is called DeVry University. This division consists of their traditional undergraduate and graduate programs – mainly in business, accounting, and IT. This segment is suffering from a decline in enrollment levels. We feel comfortable because they are student-centric and, most importantly, graduates get jobs. According to the Company, 90% of graduates that are looking for a position obtain a job in their field of study within 6 months with a $40,000 starting salary.

What some investors do not consider is the steadier parts of their business that consists of healthcare (medical, veterinary, and nursing schools), their expansion to Brazil, and test preparation (Becker for CPA preparation). These businesses provide a diversity of revenue streams and generate robust cash flow.

We have been expecting continued weakness in US for profit education and, therefore, have kept our position size small for a long time. However, once the stock price of DV broke $20, we increased our position substantially. At that time, our sum-of-the-parts analysis showed that the value of the Company’s medical assets, Becker test preparation program, Brazil operations, and net cash balance was greater than the then current enterprise value even if one were to value the DeVry University assets at zero.

Over the past year, we visited the Company and a number of its campuses. We also spoke with different members of the management team various times. Our team has also met with and spoken to many of the Company’s competitors.

The enrollment is still weak in DVU but the rest of the business remains strong. We continue to monitor the company’s cost cutting efforts and share our thoughts on capital allocation with the management team.

We also took advantage of our research and understanding of the For-Profit space and initiated another position. Apollo Group is the largest for-profit education company in the US. Their main brand is University of Phoenix. The stock price stood at about $90 in 2009 and has been decreasing ever since. We initiated our position in early 2013 at below $19. They are aggressively restructuring to match their costs to the new revenue run rate. During the many years of robust growth, the management team did not attack the cost structure so we believe that there is ample cost cutting opportunities. APOL has also been investing

Fund Summary | 35

greatly in technology. We believe that they have by far the best platform for online education and that should result in higher student retention rates.

Nexstar Broadcasting Group, Inc. – Frank Sustersic

Nexstar Broadcasting Group, Inc. (“Nexstar”) is a television broadcasting and digital media company focused on the acquisition, development, and operation of television stations and interactive community websites in medium-sized markets across the United States. The company, through various local service agreements, also offers sales, programming, and other services to stations and digital multi-cast channels owned and/ or operated by independent third parties. Nexstar is one of the nation’s top 20 television broadcasting companies with 72 stations in small and mid-sized markets spanning across 18 states. The stations the company serves are affiliates of NBC, ABC, CBS, MyNetworkTV, The CW, and BounceTV. It’s stations reach approximately 12.7 million viewers.

With low borrowing costs and the potential for strong profit gains at local television stations as a result of collecting more fees from cable systems, the broadcasting industry is consolidating rapidly thanks to an increase in M&A activity. In fact, U.S. television broadcast deals have totaled more than $3.2 billion thus far in the second quarter 2013, almost double any period since 2007 according to Bloomberg. Specific to local television stations, the consolidation can be attributed in large part to private equity firms selling its television affiliates to buyers like Nexstar. Private equity firms are beginning to realize value for these television affiliates after years of underperformance that stemmed from bankrupt-like conditions in 2008/2009. We believe buyers of television stations/affiliates, such as Nexstar, have strong growth prospects ahead and Nexstar is positioned accordingly to capture the potential upside.

We believe Nexstar is in the sweet spot of the local broadcast business, with meaningful return potential aided by significant M&A opportunities, the growth in retransmissions, and a rebound in advertising spending. The management team of Nexstar has focused its attention on acquiring television stations in mid-sized markets as evidenced by its acquisitions of more than $650 million in television stations and media properties over the last two years. The acquisitions are expected to contribute to a 60% increase in free cash flow generation for the company. Nexstar views mid-size markets, or those characterized as being ranked 35-150 in the 210 U.S. television markets, as strategic acquisition targets largely due to a reduced level of competition. The transactions are accretive to earnings for Nexstar as the company can extract value through retransmission agreements and costs savings. Over the next two years, the company could spend another $650 million in acquisition deals according to the founder of the firm.

Retransmission fees have become an important source of income for local broadcast players such as Nextsar. Under the current system, local television stations can charge fees to cable and satellite companies for access to their signal. In many cases, the retransmission fee is renegotiated every three to four years providing Nexstar the ability to negotiate the fee at a higher rate. . Revenues for Nextsar from retransmissions are expected to top $92 million in 2013, up from $30 million in 2010. We expect this part of their business to produce solid double digit growth in 2014 and beyond.

The rebound in advertising spending is also paying dividends for local television stations. Automobile advertising is Nexstar’s largest revenue generator and the increase in automobile ad spending is fueling growth for the company. Another area of growth within the advertising space is political advertising. According to the Television Bureau of Advertising, political campaigns spent $2.9 billion on local television commercials in 2012. We expect this figure to move much higher after the recent Supreme Court ruling allowing for unlimited PAC (Political Action Committee) ad spending. Looking ahead to 2014, Nexstar should benefit from more gubernatorial and mayoral races in the states where the company has stations that feature prominent elections. Additionally, we believe political advertising will soon become a 365 day event as non-candidate spending is also gaining traction highlighted by the increased daily ads on social issues such as gun control, healthcare, and workers’ rights.

Nexstar currently trades at 31 times 2013 EPS and 12 times 2014 EPS. From an EBITDA perspective, the stock trades at 11.6 times 2013 EV/EBITDA and 7.7 times 2014 EV / EBITDA. The significantly higher EPS and EBITDA estimates for 2014 do incorporate the recently announced transactions and continued M&A activity, however we expect the current favorable industry M&A trends to continue. Reflecting on the most recent transaction, the acquisition of CCA Broadcasting should lead to 25 percent accretion of free cash flow for Nexstar and there are similar acquisition targets at similarly high accretive terms. That leads to a price target of 41.25, incorporating the assumptions of continued accelerating advertising spending in the key automobile and political verticals, the closing of the CCA transaction, and the successful acquisition of certain broadcasting stations that are currently on the market.

Globus Medical, Inc. – Dick Weiss

Globus Medical, Inc. (“Globus”) is a 1.57b market cap medical device company focused on the design, development and commercialization of products that promote healing in-patients with spine disorders. It develops products that assist surgeons in effectively treating their patients; respond to evolving surgeon needs and address new treatment options. Its products are classified into two categories: innovative fusion and disruptive technologies. The innovative fusion products address a broad range of spinal fusion surgical procedures known as Spinal fusion that correct problems with the individual vertebrae, the interlocking bones making up the spine, by preventing movement of the affected bones. The disruptive technologies are those that represent a significant shift in the treatment of spine disorders by allowing for novel surgical procedures, improvements to existing surgical procedures, the treatment of spine disorders by new physician specialties, and surgical intervention earlier in the continuum of care.

Despite the spine segment in ortho continuing to experience y/y pricing degradation, the stocks appear to have bottomed as the group has done well in 2013 after entering the year trading near historically low valuations. As for Globus, the company is well positioned to capture share in the market as their primary focus

36 | Litman Gregory Funds Trust

is on expanding the product portfolio and efficiently bringing new products to market. A competitive advantage appears to be the new product design cycle which is substantially faster than the industry at less than 12 months. Management attributes this to the founding culture of the firm which put a premium on economical and decisive innovation. GMED’s focus on efficient innovation and cost controls has enabled the company to earn industry leading EBITDA margins in the mid 30% range. Last quarter, GMED grew their topline 11%, lapping a difficult 20% compare from the prior year. Their earnings grew 11%, which includes a hit from the medical device-tax; excluding the tax GMED grew earnings 16%. There were several factors which spurred GMED’s growth in the quarter, but the primary factors are attributable to new product flow and the hiring of more sales reps. Looking at a segment breakdown, disruptive Technology beat expectations growing 26% y/y domestically due to broad-based new product strength. Innovative Fusion, flat domestically y/y, was slightly ahead of expectations. International grew 29% y/y as penetration deepened in existing markets while three countries were added in 1Q. Longer term, as international territories continue to ramp, GMED should have an international exposure more consistent with the industry.

As for the stock, we value it on enterprise value to sales and relative multiples to the group to obtain our private market value for the company. With a private market value in the low-to-mid $20s on 2014 metrics, the stock offers further upside potential from the $17 range should the company prove successful in maintaining its profitability and low double digit growth profile. If pricing in the industry were to turn from a headwind to a tailwind, GMED would benefit greatly as their growth profile would be in the mid to high teens range. In this type of scenario, the PV would move higher. For this reason, we believe the stock remains reasonably attractive.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 37

Litman Gregory Masters Smaller Companies Fund

schedule of investments in securities at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS: 74.6%

Consumer Discretionary: 12.9%
53,000	Apollo Group, Inc. - Class A*	$939,160
38,700	Best Buy Co., Inc.	1,057,671
30,300	DeVry, Inc.	939,906
7,700	Foot Locker, Inc.	270,501
71,430	Nexstar Broadcasting Group, Inc. - Class A	2,532,908
7,650	Shutterfly, Inc.*	426,794
3,900	Signet Jewelers Ltd.	262,977
54,600	Sinclair Broadcast Group, Inc. - Class A	1,604,148
7,850	Time Warner Cable, Inc.	882,968
1,998	Washington Post Co. - Class B	966,572
		9,883,605
Consumer Staples: 3.0%
45,290	B&G Foods, Inc.	1,542,124
94,000	Roundy’s, Inc.	783,020
		2,325,144
Energy: 11.8%
80,000	Approach Resources, Inc.*	1,965,600
10,379	Baker Hughes, Inc.	478,783
450,000	Carbon Natural Gas Co.* #	270,000
17,200	Cimarex Energy Co.	1,117,828
16,199	Cloud Peak Energy, Inc.*	266,960
67,000	Denbury Resources, Inc.*	1,160,440
6,800	Ensco Plc - Class A	395,216
6,200	Helmerich & Payne, Inc.	387,190
24,200	Newfield Exploration Co.*	578,138
25,000	Patterson-UTI Energy, Inc.	483,875
17,500	Rosetta Resources, Inc.* (a)	744,100
34,600	Rowan Companies Plc - Class A*	1,178,822
		9,026,952
Financials: 7.6%
66,800	CNO Financial Group, Inc.	865,728
50,000	CoreLogic, Inc.*	1,158,500
43,800	Fifth Third Bancorp	790,590
70,000	Forestar Group, Inc.*	1,404,200
39,640	Ocwen Financial Corp.*	1,633,961
		5,852,979
Health Care: 6.6%
35,532	Air Methods Corp.	1,203,824
31,040	Align Technology, Inc.*	1,149,722
68,600	Globus Medical, Inc. - Class A*	1,156,596
31,000	Greatbatch, Inc.*	1,016,490
8,200	Universal Health Services, Inc. - Class B	549,072
		5,075,704
Industrials: 7.9%
12,000	Alaska Air Group, Inc.*	624,000
50,000	Delta Air Lines, Inc.	935,500
151,161	GrafTech International Ltd.*	1,100,452
20,000	SPX Corp.	1,439,600
51,000	Steelcase, Inc. - Class A	743,580
138,192	Taser International, Inc.*	1,177,396
		6,020,528
Information Technology: 17.2%
31,100	Arrow Electronics, Inc.*	1,239,335
29,400	Avago Technologies Ltd.	1,098,972
39,300	Avnet, Inc.*	1,320,480
222,000	Brocade Communications Systems, Inc.*	1,278,720
108,800	Global Cash Access Holdings, Inc.*	681,088
20,800	InterDigital, Inc.	928,720
58,700	Jabil Circuit, Inc.	1,196,306
7,990	Manhattan Associates, Inc.*	616,509
15,280	MAXIMUS, Inc.	1,138,054
20,000	NeuStar, Inc. - Class A*	973,600
175,000	PMC-Sierra, Inc.*	1,111,250
47,400	VeriFone Systems, Inc.*	796,794
12,800	Western Digital Corp.	794,752
		13,174,580
Materials: 7.6%
36,570	KapStone Paper and Packaging Corp.	1,469,382
33,952	Rockwood Holdings, Inc.	2,173,947
19,500	Royal Gold, Inc.	820,560
13,650	Westlake Chemical Corp.	1,315,996
		5,779,885
TOTAL COMMON STOCKS
(cost $46,606,184)		57,139,377

EXCHANGE TRADED FUNDS: 0.1%
1,116 iShares Russell 2000 Index Fund		108,431

TOTAL EXCHANGE TRADED FUNDS
(cost $103,775)		108,431

The accompanying notes are an integral part of these financial statements.

38 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount	Value
SHORT-TERM INVESTMENTS: 26.6%
REPURCHASE AGREEMENTS: 26.6%
$20,353,000	FICC, 0.010%, 06/28/2013,
due 07/01/2013 [collateral: par value
$20,705,000, Federal Farm Credit
Bank, 0.250%, due 01/07/2015; U.S.
Treasury Note, 2.625%, 12/31/2014; value
$20,771,863] (proceeds $20,353,000)	$20,353,000

TOTAL REPURCHASE AGREEMENTS
(cost $20,353,000)	20,353,000

TOTAL SHORT-TERM INVESTMENTS
(cost $20,353,000)	20,353,000

TOTAL INVESTMENTS IN SECURITIES
(cost $67,062,959): 101.3%	77,600,808

Liabilities in Excess of Other Assets: (1.3)%	(1,030,590)

Net Assets: 100.0%	$76,570,218

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the Trust’s Board of Trustees.

#	Illiquid Security at June 30, 2013, at which time the aggregate value of illiquid securities are $270,000 or 0.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 39

Litman Gregory Masters Focused Opportunities Fund Review

The Litman Gregory Masters Focused Opportunities Fund returned 10.1% for the first six months of 2013, trailing its S&P 500 Index benchmark by 3.8 percentage points for the period. Since its inception seven years ago, the fund has trailed its benchmark by 0.9 percentage points. The underperformance so far this year comes on the heels of four consecutive years in which the fund outperformed its S&P 500 benchmark.i Relative to the Morningstar Large Blend Category peer group the longer-term performance is more favorable. The fund has outperformed this benchmark over three years, five years, and since inception.

Litman Gregory Masters Focused Opportunities Fund

Performance as of 6/30/2013

	Average Annual Total Returns
	Year-to-	One-	Three-	Five-	Since
	Date	Year	Year	Year	Inception
Institutional Class	10.09%	19.35%	17.80%	6.57%	4.77%
S&P 500 Index	13.83%	20.60%	18.45%	7.01%	5.66%
Morningstar Large Blend
Category	13.20%	20.59%	16.35%	5.57%	4.65%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Focused Opportunities Fund were 1.46% and 1.36%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2006. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Focused Opportunities Fund.

Performance of Managers Two of the three manager teams have beaten their respective benchmarks for the year to date while the third has trailed theirs by a material amount. Longer term, only one of three managers has outperformed their benchmark. The two underperforming managers have managed portfolios over a much longer time frame for two other Masters funds. Their performance on those funds was one factor that led us to hire them for Focused Opportunities.ii

Key Performance Drivers Focused Opportunities lagged its benchmark in the first half of the year, with a number of both positive and negative contributors of note. Among stocks that delivered strong performances, CVS Caremark Corp. is the fund’s largest holding at 12% of total assets and is owned by both the Franklin Mutual and Davis teams. CVS Caremark Corp. benefitted from stock price appreciation and also pays annual dividends of $0.90 per share, which combined to generate a 19.3% return for the fund. Both the Davis and Franklin Mutual teams hold a number of dividend-paying stocks in their respective portfolios, and the dividend yields also helped the performance of top contributors American Express Co. and Cigna Corp., and other strong gainers such as Vodafone Group Plc, Marathon OilCorp., and Bank of New York Mellon Corp. (see page 13 for Davis/Feinberg’s discussion of Bank of New York). CIT Group, a non-dividend-paying bank holding company was another top contributor to the fund this year. This company is an excellent example of the way that Peter Langerman and Philippe Brugere-Trelat find value in companies that have suffered distressing circumstances and fallen out of favor with mainstream investors. They write about CIT’s current prospects following its emergence from bankruptcy after the 2008 financial crisis on page 45.

Though a number of Focused Opportunities’ financial stocks performed well during the period, the poor performance of a single holding in that sector (BM&FBovespa S.A., down 16.25%) had a significant negative effect on the fund’s overall performance. BM&FBovespa S.A. (“BVMF3”), the largest securities exchange in Latin America, combines the activities of the Brazilian stock exchange and the Brazilian futures and commodities exchange. Over the last two years the company has made dramatic cuts in the fees it charges on equity trades in anticipation of increased competition from foreign rivals moving into the Brazilian markets. Even with these price reductions BVMF3 saw overall revenue growth due to increased commodity and derivatives trading. But with analysts focusing on how well it can manage its operating costs in the face of new competition, the stock was punished when the company’s earnings missed expectations despite the revenue growth.

Another significant detractor from fund performance in the first half of the year was Apple, Inc., which Sands Capital sold early in the second quarter. Sands initiated its position in Apple in early 2009 and overall the stock was hugely successful for the fund. Sands sold the position because it believes that demand for low-cost smartphones will outpace the demand for Apple’s more expensive phones, limiting Apple’s growth prospects. They still expect Apple’s revenues and earnings to grow, but at a slower rate than the past three years. Sands still likes the prospects for mobile devices, as evidenced by its purchase of semiconductor chip designer ARM Holdings Plc earlier this year. While ARM Holdings Plc was a negative contributor to performance for the first half of the year, the Sands team provides some key insights into the company and why they find its growth prospects and investment potential compelling on page 15 of this report.

The fund’s average exposure to non-U.S. stocks was almost 23% during the period. Given the poor performance of the non-U.S. markets it is not surprising that these holdings detracted from the fund’s performance. Taken as a group, the fund’s six foreign stocks detracted 0.62% from the fund’s return. If this portion of the portfolio had been invested in the fund’s S&P 500 benchmark, the contribution would have been a positive 3.14%. This combined performance difference of 3.8% exactly explained the fund’s underperformance relative to its benchmark. The fund’s U.S.-domiciled stocks returned 17.4%, well ahead of the S&P 500. Among Focused Opportunities foreign stocks, BM&FBovespa S.A., ARM Holdings Plc, ThyssenKrupp AG, and Canadian Natural Resources Ltd. all posted losses and BP Plc was barely positive for the year to date. Vodafone Group Plc’s 17.9% return was the lone foreign stock to outperform the benchmark during the period.

40 | Litman Gregory Funds Trust

It is important to remember that each of these foreign stocks is selected on its own merits by the managers and not for the purpose of having exposure to foreign stock markets. And while the fund is not a dedicated global fund, all of the managers consider non-U.S. stocks as part of their opportunity set, and the fund has consistently had meaningful exposure to non-U.S. stocks.

Litman Gregory Masters Focused Opportunities Fund Contribution by Holding

For the Six Months Ended June 30, 2013

Top Contributors

Portfolio
Security	Contribution
Cigna Corp.	0.95%
American Express Co.	0.70%
CVS Caremark Corp.	0.55%
Google, Inc.	0.51%
CIT Group, Inc.	0.43%
Visa, Inc.	0.39%
Vodafone Group Plc	0.25%
Wells Fargo & Co.	0.21%
Amazon.com, Inc.	0.20%
Marathon Oil Corp.	0.17%

Bottom Contributors

Portfolio
Security	Contribution
Salesforce.com, Inc.	-0.69%
ARM Holdings Plc	-0.58%
BM&FBovespa S.A.	-0.53%
Canadian Natural Resources. Ltd.	-0.50%
Alleghany Corp.	-0.17%
Schlumberger N.V.	-0.14%
Apple, Inc.	-0.11%
ThyssenKrupp AG	0.09%
BP Plc	0.00%
Bank of New York Mellon Corp.	0.02%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: The fund’s asset allocation and sector weightings continue to differ materially from those of its S&P 500 benchmark. One major deviation is the fund’s 21% allocation to non U.S. based companies, which is consistent with its historical average of 22% exposure to foreign securities. With respect to sector exposure, the fund continues to be heavily weighted towards the financial sector with approximately twice the exposure as the benchmark. The Davis/Feinberg team is the largest holder of financial stocks in the fund, although all three sub-advisors have exposure to the sector. The individual holdings that comprise the fund’s financial holdings are diversified throughout the sector as illustrated in the following table:

	# of	% of
Industry	Holdings	Assets
Commercial Banking	2	8.6%
Capital Markets	1	5.1%
Consumer Finance	1	7.1%
Financial Services	1	3.2%
Insurance	2	9.6%
Total Sector Exposure	7	33.6%

The fund’s 16% allocation to the energy sector is also overweight relative to its benchmark. Three of the fund’s holdings in this sector are oil or gas producers (BP Plc, Canadian Natural Resources Ltd., Marathon Oil Corp.), and each of the fund’s sub-advisors holds at least one name in the sector. In order for the fund to be overweight in certain sectors it must obviously be underweight to others, and the fund is notably underweight to the industrials, consumer discretionary, and health care sectors. In general, the overweightings and underweightings are not top-down decisions to concentrate in or avoid certain economic sectors; rather they are the residual of our managers’ bottom-up research and stock-selection processes. At times these processes may lead a manager to find the majority of his most compelling ideas in relatively few sectors, and given the fund’s highly concentrated structure this will be reflected in its overall sector composition.

Fund Summary | 41

By Sector

	Sector Allocation
	Fund	Fund	S&P 500
	as of	as of	Index as of
	6/30/13	12/31/12	6/30/13
Consumer Discretionary	4.9%	4.5%	12.3%
Consumer Staples	12.2%	11.1%	10.5%
Energy	16.2%	17.0%	10.5%
Finance	33.6%	33.4%	16.6%
Health Care & Pharmaceuticals	6.7%	6.6%	12.7%
Industrials	0.0%	0.0%	10.2%
Materials	2.0%	2.6%	3.3%
Technology	17.5%	18.6%	17.8%
Telecom	5.4%	5.2%	2.8%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	1.5%	1.0%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $748 million

Small-Cap $748 million - $3.3 billion

Small/Mid-Cap $3.3 billion - $8.06 billion

Mid-Cap $8.06 billion - $21.5 billion

Large-Cap > $21.5 billion

Totals may not add up to 100% due to rounding

42 | Litman Gregory Funds Trust

Taxes

Focused Opportunities continues to have a large capital loss carryforward. At this time it appears highly unlikely that the fund will make a capital gain distribution in 2013. In fact, given a 26% tax loss relative to the fund’s net assets, it is likely that the fund will be able to avoid a capital gain distribution for several years.iii

In Closing

Given its highly focused portfolio and meaningful non-U.S. exposure, we expect returns of Litman Gregory Masters Focused Opportunities Fund to differ materially from its benchmark. This tracking error will be positive at times and negative at times. The first half of this year the tracking error was negative. However, Litman Gregory and the fund’s sub-advisors will continue to work diligently to extend the positive performance trend the fund has experienced in recent years. After very poor performance during the worst of the financial crisis, the fund has delivered an annualized return of 20.4% since the end of 2008 compared to 16.2% for the S&P 500.

[i]	Calendar Year Performance

	2009	2010	2011	2012
Litman Gregory Masters Focused Opportunities (MSFOX)	49.28%	15.13%	3.62%	17.55%
S&P 500 Index	26.45%	15.05%	2.11%	16.00%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

ii	The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman and Philippe Brugere-Trelat: Russell 3000 Value Index; Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index.

iii	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

© 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Fund Summary | 43

Litman Gregory Masters Focused Opportunities Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Kenneth Feinberg
Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Philippe Brugere – Trelat
Frank Sands, Jr.	Sands Capital Management, LLC	33.33%	All sizes, but mostly large-	Growth
A. Michael Sramek			and mid-sized companies

44 | Litman Gregory Funds Trust

Litman Gregory Masters Focused Opportunities Fund Stock Highlights

Bank of New York Mellon Corp. – Christopher Davis / Kenneth Feinberg

Bank of New York Mellon Corp. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to discussion on page 13.

CIT Group, Inc. – Peter Langerman / Philippe Brugere-Trelat

Founded in 1908, CIT Group, Inc. (“CIT”) is a diversified bank holding company with $44 billion in assets. CIT’s main customers are small to middle market corporations in the U.S. to which it provides a broad range of products including corporate finance loans, vendor finance, factoring of receivables, and the leasing and financing of aircraft, rail cars and locomotives.

CIT’s business model failed during the 2008 financial crisis and the company restructured its balance sheet through a bankruptcy proceeding. Following the exit from bankruptcy in 2009, management has done an excellent job of managing the company. It has improved the liability side of the balance sheet by redeeming and/or refinancing high cost debt, enhanced the credit quality of its loan portfolio and reduced operating costs. The stock market has been slow to acknowledge these changes and instead has been focused on the fresh start accounting rules that add complexity and the volatility to the company’s financial statements and reported earnings. An additional overhang has been a regulatory order in place since the bankruptcy, and now lifted, that related to its pre-bankruptcy risk management.

Our investment thesis has focused on the success of the operational turnaround and a balance sheet that is not only healthy but actually understates the strength and value of the company. CIT’s capital levels are ample (16% tier 1 ratio vs. an 8% regulatory requirement), which means that capital is available for organic growth, smart acquisitions and distributions to shareholders via dividends and share buybacks. These factors should serve to lay the groundwork for sustained improvement in the company’s profitability going forward.

A significant factor in our attraction to CIT is that its net worth as measured by tangible book value (which is approximately $40 per share) is understated by around $13. This understatement is because the company holds a full valuation allowance against its deferred tax assets and net operating loss carry-forwards. This valuation allowance should reverse over time and further boost an already strong balance sheet and capital base.

Despite the shares’ strong share performance year to date, CIT trades at about 13x 2013 earnings expectations and at a discount to what we believe is its true book value. We see further upside as the company uses its balance sheet strength to grow and return capital to shareholders. And while we would never own a stock just because it could be a target for another larger financial institution, even the CEO of CIT has acknowledged that the company would fit nicely with such a partner.

ARM Holdings Plc – Sands Team

ARM Holdings Plc is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to discussion on page 15.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 45

Litman Gregory Masters Focused Opportunities Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS: 98.5%

Consumer Discretionary: 4.9%
11,000	Amazon.com, Inc.*	$3,054,590

Consumer Staples: 12.2%
133,340	CVS Caremark Corp.	7,624,381

Energy: 16.2%
250,580	BP Plc	1,734,761
80,580	Canadian Natural Resources Ltd.	2,277,191
113,998	Marathon Oil Corp.	3,942,051
30,000	Schlumberger Ltd.	2,149,800
		10,103,803
Financials: 33.6%
8,180	Alleghany Corp.*	3,135,476
59,180	American Express Co.	4,424,297
113,899	Bank of New York Mellon Corp.	3,194,867
350,000	BM&FBovespa S.A.	1,960,127
89,696	CIT Group, Inc.*	4,182,524
64,900	Loews Corp.	2,881,560
29,460	Wells Fargo & Co.	1,215,814
		20,994,665
Health Care: 6.7%
57,880	Cigna Corp.	4,195,721

Materials: 2.0%
64,280	ThyssenKrupp AG	1,262,321

Technology: 17.5%
63,800	ARM Holdings Plc - ADR	2,308,284
3,100	Google, Inc. - Class A*	2,729,147
65,200	Salesforce.com, Inc.*	2,489,336
18,400	Visa, Inc. - Class A	3,362,600
		10,889,367
Telecommunication Services: 5.4%
1,186,870	Vodafone Group Plc	3,390,454

TOTAL COMMON STOCKS		61,515,302
(cost $49,047,423)

TOTAL INVESTMENTS IN SECURITIES		61,515,302
(cost $49,047,423): 98.5%

Other Assets in Excess of Liabilities: 1.5%		955,384

Net Assets: 100.0%		$62,470,686

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

46 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund gained 2.8% for the first six months of 2013. During the same period the Barclay’s Aggregate Bond Index lost 2.5%, the S&P 500 gained 13.8%, 3-Month LIBOR returned 0.4%, and the Morningstar Multialternative peer group category was flat.

Litman Gregory Masters Alternative Strategies Fund Performance as of 6/30/2013

	Average Annual Total Returns
						Since
	Year-to-	One	Three-	Five-	Ten-	Inception
	Date	Year	Year	Year	Year	(9/30/2011)
Institutional Class	2.81%	8.30%	n/a	n/a	n/a	9.03%
Investor Class	2.70%	8.13%	n/a	n/a	n/a	8.80%
Barclay’s Aggregate
Bond Index	-2.45%	-0.67%	n/a	n/a	n/a	1.60%
S&P 500	13.83%	20.60%	n/a	n/a	n/a	24.94%
40/60 Blend of
S&P 500 &
Barclays Agg
Bond Index	3.85%	7.45%	n/a	n/a	n/a	10.59%
3-Month LIBOR	0.15%	0.39%	n/a	n/a	n/a	0.42%
Morningstar
Multialternative
Category	0.03%	2.14%	n/a	n/a	n/a	2.73%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2014 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, exclusive of Dividend and Interest Expense, for the Investor Class and the Institutional Class will not exceed 1.74% and 1.49%, respectively. The inception date for both the Institutional Class and the Investor Class is 9/30/2011. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Since the Alternative Strategies Fund’s inception on September 30, 2011, it has returned 9.0% annualized, with a standard deviation (volatility) of 3.7%, a Sharpe ratio of 2.34 and a beta to the stock market of 0.28. This performance is consistent with the fund’s long-term goals of achieving absolute returns in the range of 3-month LIBOR plus four to eight percentage points with volatility in the 4% to 8% range and with relatively low beta to the S&P 500. The fund also compares favorably to its Morningstar peer group, outperforming the category average by 6.3 percentage points since inception with similar volatility and beta.

The “Risk/Return Statistics” table below presents some of the key performance metrics we track for the fund and its benchmarks since inception.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics 6/30/2013

				Morningstar
				Multi-
		Barclays		alternatives
	MASFX	Agg Bond	S&P 500	Category
Annualized Return	9.0%	1.6%	24.9%	2.7%
Total Cumulative Return	16.3%	2.8%	47.6%	4.8%
Annualized Std. Deviation	3.7%	2.8	11.4	3.5
Sharp Ratio (Annualized)	2.34	0.55	2.01	0.76
Beta (to S&P 500)	0.28	-0.04	1.00	0.26
Correlation of MASFX to...	1.00	-0.36	0.67	0.63
Worst Drawdown	-2.3%	-3.7%	-9.6%	-3.7%
Worst 12-Month Return	7.6%	-0.7%	13.5%	1.4%
% Positive 12-Month Periods	100.0%	90.0%	100.0%	100.0%
Upside Capture
(vs. S&P 500)	37.5%	4.5%	100.0%	19.9%
Downside Capture
(vs. S&P 500)	36.1%	-5.7%	100.0%	51.8%

Notes:

Since inception (9/30/11)

Worst Drawdown based on weekly returns

The second quarter of 2013 was a particularly challenging period for fixed-income investors, with the benchmark Aggregate Bond index losing 2.3% as interest rates spiked higher and credit spreads widened in May and June. During the quarter the Alternative Strategies Fund posted a loss of 0.2%. The fund was held back by modest losses in the two fixed-income oriented strategies, but helped by positive returns from the Arbitrage strategy (which over time should benefit from rising short-term rates) and the multi-asset Contrarian Opportunity strategy (which has minimal fixed-income exposure right now).

Portfolio Commentary

The Alternative Strategies Fund differs from the Litman Gregory Masters concentrated equity funds in that the sub-advisors on this fund are running very different investment strategies from each other. (The low “pair-wise” correlations across the four strategies are an additional diversification benefit of the fund.) As such, the types of securities each manager owns may differ widely across their portfolio sleeves. Consequently, in this report, unlike for our other Litman Gregory Masters funds, we provide more information on each individual sub-advisor strategy.

Fund Summary | 47

Performance of managers: For the year to date through June, the four sub-advisor strategies generated the following returns (net of the management fee each sub-advisor charges to the fund):

-	the DoubleLine Opportunistic Income strategy gained 2.6%

-	the FPA Contrarian Opportunity strategy gained 8.6%

-	the Loomis Sayles Absolute-Return Fixed-Income strategy lost 0.2%

-	the Water Island Capital Arbitrage strategy gained 1.9%

The since-inception annualized returns for the four strategies range from 2.4% to 15.2%.

Key performance drivers by strategy:

•	The DoubleLine Opportunistic Income strategy, managed by Jeffrey Gundlach, benefited from positive performance (price appreciation and income) from its non-Agency residential mortgage-backed securities (RMBS) exposure, and in particular its large allocation to alt-A securities, which was the strongest performing area within the non-Agency sector. The portfolio’s exposure to Agency mortgage-backed securities (MBS) and Treasuries was a drag on performance as interest rates rose (and prices declined). For the six-month period, the DoubleLine strategy outperformed the Barclays Aggregate Bond Index by five percentage points. At quarter end, the portfolio had roughly 65% of its assets in the non-Agency RMBS sector, 21% in Agency MBS, 4% in government debt, and 11% in cash. As interest rates rose in May and June, the strategy’s duration increased to 2.8 years from 1.6 years at the end of the first quarter. For additional details, please read the DoubleLine portfolio commentary on page 52.

•	The FPA Contrarian Opportunity strategy, managed by Steven Romick, Brian Selmo, and Mark Landecker, continues to hold a large net cash position (49% of assets). With the stock market up 14% this year, the cash was a drag on performance, costing roughly 8.4 percentage points of relative performance versus the Russell 3000 index. (As a reminder, FPA’s objective is to generate long-term returns comparable to or better than the stock market, but with significantly lower risk. Cash is a residual of the team’s bottom-up, absolute-value investment process and an important element of their risk management.) As has been the case since the fund’s inception, strong stock selection by the FPA team contributed to returns; excluding the cash drag the portfolio outperformed the Russell 3000 Index for the six-month period. Three health care names (Thermo Fisher Scientific, Inc., Omnicare, Inc., and WellPoint, Inc.) each gained more than 30% and were among the top five contributors to the portfolio’s overall performance. Microsoft Corp. was the top contributor (up 27% and the portfolio’s largest weighting) and Google, Inc. (up 22%) rounded out the top five. The biggest detractors were Oracle Corp. (down 12%), Arris Group, Inc. (down 6%), and Orkla ASA (down 5%). All of these names remained in the portfolio at quarter end. In their commentary on page 53, the FPA managers discuss their positioning and outlook, including the challenges they see stemming from unprecedented central bank policies.

•	The Loomis Sayles Absolute-Return Fixed-Income strategy, managed by Matt Eagan, Kevin Kearns, and Todd Vandam, trailed its 3-Month LIBOR benchmark by 0.35 percentage points for the year-to-date period. (Since inception, the Loomis strategy has beaten the benchmark by more than six percentage points annualized.) The key detractors from performance during the first half were the positions in non-dollar currencies, high-yield bonds, and emerging-markets bonds, all of which posted losses in the second quarter as interest rates rose and the dollar strengthened on increased expectations of Fed tightening. Exposure to convertible bonds, securitized credits, bank loans, and interest-rate duration hedges (e.g., short interest rate futures) offset some of the losses and were positive contributors to performance. In response to what they view as a short-term overreaction to the Fed tapering fears, the Loomis team modestly increased the portfolio’s duration (although their long-term bias is for higher interest rates) and credit exposure (via specific security selection). During May and June they reduced the non-dollar currency exposure meaningfully in order to manage shorter-term portfolio volatility. At quarter end, their largest foreign currency exposure was in the Mexican peso, with small net short positions in the yen, euro, and pound. Please read Loomis’ portfolio commentary on page 55 for more details.

•	The Water Island Capital Arbitrage strategy, managed by John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete, performed in line with or better than the merger arbitrage benchmarks that we follow, such as the HFRI Merger Arbitrage Index. Performance benefited from “special situations” credit investments involving the balance sheet restructuring of Yellow Media, a Canadian advertising/marketing holding company. In contrast, the ultimate failure of UPS’s proposed acquisition of TNT Express N.V. in early 2013 was a detractor from returns. For more details on these investments and Water Island’s outlook for arbitrage strategies, please read their commentary on page 56.

Tactical strategy allocations at the fund level: As a reminder, our default allocation is to equally weight each of the four strategies in the fund. Based on our qualitative work as well as our analysis of each manager’s historical track record, we believe that an equal weighting will accomplish our risk, return, and diversification objectives for the fund. Therefore, it is likely that much of the time the managers will be equally weighted.

However, we have the flexibility to tactically overweight or underweight a manager/strategy by plus or minus 10 percentage points-meaning the allocations to a manager can range from 15% to 35% of the fund’s assets. We will only overweight a manager if we have a strong conviction that their investment universe is significantly more attractive than the others, taking into account potential risks and returns. Litman Gregory has a long history of investing this way in our private client accounts where our core competency is valuation-based tactical asset allocation. It is a long-term (multi-year time horizon) value-driven approach.

48 | Litman Gregory Funds Trust

When we launched the Alternative Strategies Fund we overweighted the DoubleLine Opportunistic Income strategy by five percentage points (to 30% of the fund) because we believed their risk-integrated mortgage-focused portfolio was compelling relative to other investment opportunities. The other three strategies were equal weighed at 23.3%. As of June 30, 2013, we maintained these tactical target allocations but were evaluating a move back to neutral (equal) weightings.

Since inception, the five percentage point tactical overweight to the Opportunistic Income strategy has benefited the fund, as it has been the top-performing strategy, gaining 15.2% compared to a weighted average return of 7.8% for the other three strategies.

Current Target Strategy Allocations

Individual strategy portfolio allocations: Following are portfolio exposure summaries for each individual strategy as of June 30, 2013.

DoubleLine Opportunistic Income Strategy 6/30/2013

Sector Exposures
Cash	10.8%
Government	3.2%
Agency Inverse Floaters	4.9%
Agency IO/Inverse IO	5.0%
Agency CMO	11.0%
Agency PO	0.5%
Non-Agency Residential MBS	64.6%
Total	100.0%

Non-Agency Residential MBS Breakdown (% of Non-Agency RMBS)
Prime	31.3%
Alt-A	63.6%
Subprime	5.2%
Total	100.0%

Credit Quality Breakdown
Cash	10.8%
Government	3.2%
Agency	21.4%
Investment Grade	1.1%
Below Investment Grade	63.5%
Total	100.0%

FPA Opportunistic Value Strategy 6/30/2013

Asset Class Exposures
U.S. Large Cap Stocks	33.2%
Foreign Stocks	13.0%
Bonds	3.1%
Other Asset Backed	1.0%
Limited Partnerships	0.8%
Short Sales	-2.0%
Cash	51.0%
Total	100.0%

Loomis Sayles Absolute-Return Fixed-Income strategy 6/30/2013

	Net	Long	Short
Strategy Exposures (%)	Exposure	Total	Total
High Yield Corporate	15.7	25.1	-9.4
Bank Loans	11.7	11.7	0
Inv-Grade Corporate	9	17.1	-8.1
Securitized	8.1	8.1	0
Currency	6.6	9	-2.4
Sovereign	5.7	5.7	0
Convertibles	4.1	5.9	-1.7
Emerging Market	3.7	7.2	-3.6
Dividend Equity	2.7	4.3	-1.7
Risk Management	-1.8	0	-1.8
Pair Trade	-0.1	4	-4.2
Subtotal	65.4	98.1	-32.7
Cash & Equivalents	8.9	8.9	0
Duration Management	-4.7	0	-4.7
Overall Net	69.6	122	-37.4

Fund Summary | 49

	Net	Long	Short
Top 10 Country Exposures (%)	Exposure	Total	Total
United States	32.1	64	-31.9
Brazil	5.4	5.4	0
Italy	4.7	4.7	0
Mexico	4.7	4.7	0
United Kingdom	3.4	4.5	-1.1
Spain	3.4	3.4	0
Luxembourg	3.1	3.1	0
Portugal	2.5	2.5	0
Russia	2.3	2.3	0
Canada	1.2	1.2	0
Top 10 Subtotal	62.8	95.8	-41.5

	Net	Long	Short
Currency Exposure (%)	Exposure	Total	Total
US Dollar	57.5	80.8	-23.3
Mexican Peso	4.6	4.6	0
Japanese Yen	-1.8	0.1	-1.9
Chilean Peso	1.2	1.2	0
Brazilian Real	1	1.9	-0.9
Uruguay Peso	0.7	0.7	0
Euro	-0.7	9.8	-10.5
New Zealand Dollar	0.6	0.6	0
British Pound Sterling	-0.5	0.2	-0.7
Swiss Franc	0	0.1	-0.1
Total	62.7	100	-37.3

Water Island Arbitrage Strategy
6/30/2013

Sub-strategy Exposures
Merger Arb – Equity			73.4%
Merger Arb – Debt			11.7%
Special Situations - Equity			8.9%
Special Situations - Debt			6.0%
Total			100.0%

Geographic Exposure
U.S.			83.7%
Non-U.S.			16.3%
Total			100.0%

Equity Market Capitalization
$0 - $2 Billion			30.7%
$2 billion - $5 Billion			29.5%
$5 billion +			36.0%
N/A			3.8%
Total			100.0%

In Closing

As the fund is still relatively young, we’d like to briefly recap its goals and objectives. As with all of the Litman Gregory Masters Funds, it is important that investors in the Alternative Strategies Fund have a clear understanding of the objectives and realistic expectations about the fund’s potential performance, both shorter-term and long-term and over a range of macroeconomic and financial market scenarios that might play out. Over time, we hope these reports and our other shareholder communications will provide you with the information you need to be a well-informed long-term shareholder. We expect the portfolio information we provide in these reports to evolve over time and as the fund builds a longer track record to analyze. As always please let us know if there is additional information you would find useful (you can email us at lg-fa@lgam.com).

The fund’s broad objective is to generate competitive long-term returns with lower risk and lower volatility than the stock market and with relatively low correlation to stock and bond market indexes. More specifically, in absolute terms over full market cycles the fund seeks to generate returns in the range of 3-month LIBOR plus four to eight percentage points with volatility in the 4% to 8% range. In relative terms, over full market cycles the fund seeks to outperform a 40/60 stock/bond blended benchmark, with lower risk than the blended benchmark (e.g., lower volatility, better down-market performance, fewer negative 12-month loss periods). Of course, there are no guarantees the fund will meet these risk and return goals.

While we believe there is a relatively low risk of loss over holding periods of at least one year, our sub-advisors do take risk (to varying degrees and depending on the opportunity set) in order to try to generate returns, so losses are certainly possible, particularly over shorter-term periods. You should not invest in this fund if you cannot handle a negative return over a 12-month or longer period. That said, in a bear market for stocks we believe that the fund’s losses would be materially lower than the stock market’s losses.

As we look ahead, the macro environment remains challenging and our expectation is that returns to traditional stock and bond market indexes are likely to be disappointing compared to their long-term historical averages. We would also not be surprised to see elevated volatility in financial markets. In such an environment, we believe that alternative strategies that offer relatively low risk, relatively low correlation to stock and bond indexes, and the potential for alpha generation are appealing as part of a traditionally diversified portfolio.

More importantly, we believe that the four sub-advisors and strategies of this fund are particularly well suited to navigate this environment. In our opinion, these managers have the expertise, experience, investment discipline, risk-management mindset, and opportunistic orientation to successfully execute their strategies and achieve their respective risk and return objectives. If that is the case then the overall fund should achieve its risk/return objectives as well. The fund’s performance so far only strengthens our conviction. Given the quality of our sub-advisors and the flexibility they are afforded by our fund’s structure and via their individual investment mandates, we believe the Litman Gregory Masters Alternative Strategies Fund offers the potential to add value over the long-term. We remain very enthusiastic about the fund’s prospects and are excited to be investors alongside you.

Diversification does not assure a profit or protect against a loss in a declining market.

50 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

TARGET
INVESTMENT		MANAGER
MANAGER	FIRM	ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick	First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Brian Selmo
Mark Landecker
Matt Eagan	Loomis Sayles & Company, LP	15%-35%	Absolute Return Fixed Income
Kevin Kearns
Todd Vandam
John Orrico	Water Island Capital, LLP	15%-35%	Arbitrage
Todd Munn
Roger Foltynowicz
Gregg Loprete

Fund Summary | 51

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital, LP

Prepared exclusively for Litman-Gregory as of June 30, 2013

Performance Attribution

Over the first half of 2013, the Litman Gregory portfolio outperformed the Barclays Aggregate Index despite the rising-rate environment that enveloped the fixed-income market. Over the time period, the U.S. Treasury curve rose significantly with the 2-year Treasury up 11 bps to 0.36%, the 5-year Treasury up 67 bps to 1.40%, and the 10-year Treasury up 73 bps to 2.49%. As expected, given this rate rise, the Barclays Aggregate Index performed poorly, losing 2.44% over the time period. Conversely, the Litman Gregory portfolio turned in significant positive performance over the same time period. This outperformance was due to the positive returns of the non-Agency MBS securities held in the fund. The securities backed by alt-A collateral were the best performers with positive price returns on top of the high income generated by this sector. Both the higher quality prime and lower quality subprime collateral also outperformed, and turned in positive performance, but not to the same extent as the alt-A sector. The Agency MBS and the U.S. Treasury holdings in the portfolio were a drag on performance given their longer positive duration in a rising-rate environment. Our portfolio has significant exposure to longer duration fixed-rate Agency CMOs and Agency inverse floating-rate securities, which decreased in price over the first half of the year. However, these securities should provide benefit to the portfolio if interest rates were to decrease and additionally, they potentially provide some offsetting risk exposures to the other portions of the portfolio.

Agency Mortgage-Backed Securities

The U.S. Agency MBS market lost 0.97% for June 2013 and was down 1.99% for the second quarter, according to the Barclays MBS Index. Primary mortgage rates went up by 55 bps for the month and 90 bps for the quarter. These rises were substantially more than the rises in U.S. Treasury (TSY) rates during the same periods. The probable reason for the greater rise in the mortgage rate is that the cause of the rate rise was in response to comments Federal Reserve Chairman Bernanke made regarding “tapering” of QE (quantitative easing). As the Fed has been buying up to $65 billion a month in Agency mortgages, a reduction in purchases could cause Agency mortgage spreads to widen. Even with this spread widening, the MBS sector outperformed the Corporate sector and had a similar return to the U.S. TSY sector. One reason for this is the shorter duration of the MBS sector. (Duration measures the sensitivity of bond prices to changes in interest rates.)

While the duration of the U.S. MBS sector is shorter than both the Corporate and U.S. TSY sectors, it has extended as rates have risen. The duration of the Agency MBS sector was as low as 3.69 years as of April month-end and extended to 5.22 years as of June month-end. This duration of 5.22 years is the longest for the Barclays U.S. MBS Index, with data going back to 1990. In fact it is 0.4 years longer than the next longest recorded duration of 4.83, which was reported for May month-end in 1994. While we expect the duration to extend even more if rates were to rise going forward, the improved convexity that would come with the lower prices will most likely prevent the duration from getting much longer. (Convexity measures the sensitivity of duration to changes in interest rates.)

Prepayment speeds declined somewhat during the quarter. There is a lag factor in analyzing prepayments so this recent rise in rates should affect prepayment speeds over the next few months. Aggregate speeds should decline from the low- to mid-20 Conditional Prepayment Rates (CPRs) down to a mid- to high-teen CPR number.

There has been more noise with regards to Government-Sponsored Enterprise (GSE) reform. The Senate has the Corker-Warner Bill while the House efforts are led by Hensarling (R-TX). Opinions are pretty much divided along party lines and we believe a final resolution is still a ways away.

Non-Agency Mortgage-Backed Securities

In the non-agency mortgage sector, the month of June was about volume, volatility, and value. After the May 30 sale of $8.8 billion of non-Agency mortgage assets by Lloyds Bank, the market initially fell then recovered only to run into Chairman Bernanke’s speech regarding the future of QE on June 19 and widen out anywhere from 25 to 100 bps in risk-adjusted yields.

Non-Agency MBS Index Closing Prices
	5/31/2013	6/30/2013	% Change
ABX 06-2 AAA	73.25	70.5	-3.75%
ABX 07-1 AAA	56.78	53.31	-6.10%
PrimeX FRM1	110.42	110	-0.38%
PrimeX FRM2	103.67	103.06	-.0.58%

With the volatility in the market place, the volume of product put out for bid dropped dramatically from May to June. May 2013 Bids Wanted In Competition (BWIC) volume registered at approximately $33.2 billion versus the June number of $17.1 billion. Even extracting the $8.8 billion large single trade, the reduction in volume is still near 30%.

The interesting issue was the intra-month price action. For instance on June 20, the ABX 06-2 AAA Index, which represents a basket of subprime non-Agency RMBS issued in 2006, closed the day with a price of 68.88, compared to May’s month-end price of 73.25, a drop in value of 4.37 points and a percentage change of almost 6%. For the quarter, April and May were more of the same type of story we were used to hearing about the non-Agency market: steady volume followed by shrinking supply and higher prices.

Volume, volatility, and value created an interesting environment for the month of June. The movement provided various opportunities to buy assets as prices dropped and value resurfaced.

Overall the size of the market continues to shrink. Currently we are at $863.8 billion in unpaid balance and 3.7 million loans down from $1.02 trillion in balance and 4.2 billion loans outstanding. This represents a contraction of 15.7% in balances and an 11.9% reduction in loan count.

June’s first-time default rates were down marginally but the annual data shows a transition rate of new default rates dropping from 7.8% a year ago to under 5% currently. Severities have also declined, particularly in the prime non-Agency space.

Eminent domain started the second quarter with a defeat in Brockton, MA only to re-appear in Richmond, CA. The city of North Las Vegas, NV, as well as the city of Richmond, CA amongst other California cities, has signed an agreement with Mortgage Resolution Partners (MRP) to review the option of

52 | Litman Gregory Funds Trust

using eminent domain. While this has happened in the past, we believe that Richmond may actually move forward. A number of asset managers and insurance companies are joining forces to attempt to halt this action. We believe this would be a misuse of eminent domain and rather a taking of investor’s assets.

Important Information Regarding This Report

This report was prepared as a private communication to Litman-Gregory and was not intended for public circulation. Clients may authorize distribution to their consultants or other agents. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Important Information Regarding Risk Factors

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance (whether of DoubleLine or any index illustrated in this presentation) is no guarantee of future results.

Important Information Regarding DoubleLine

In preparing the client reports (and in managing the portfolios), DoubleLine and its vendors price separate account portfolio securities using various sources, including independent pricing services and fair value processes such as benchmarking.

To receive a complimentary copy of DoubleLine’s current Form ADV (which contains important additional disclosure information), a copy of the DoubleLine’s proxy voting policies and procedures, or to obtain additional information on DoubleLine’s proxy voting decisions, please contact DoubleLine’s Client Services.

Important Information Regarding DoubleLine’s Investment Style

DoubleLine seeks to maximize investment results consistent with our interpretation of client guidelines and investment mandate. While DoubleLine seeks to maximize returns for our clients consistent with guidelines, DoubleLine cannot guarantee that DoubleLine will outperform a client’s specified benchmark. Additionally, the nature of portfolio diversification implies that certain holdings and sectors in a client’s portfolio may be rising in price while others are falling; or, that some issues and sectors are outperforming while others are underperforming. Such out or underperformance can be the result of many factors, such as but not limited to duration/interest rate exposure, yield curve exposure, bond sector exposure, or news or rumors specific to a single name.

DoubleLine is an active manager and will adjust the composition of client’s portfolios consistent with our investment team’s judgment concerning market conditions and any particular security. The construction of DoubleLine portfolios may differ substantially from the construction of any of a variety of bond market indices. As such, a DoubleLine portfolio has the potential to underperform or outperform a bond market index. Since markets can remain inefficiently priced for long periods, DoubleLine’s performance is properly assessed over a full multi-year market cycle.

Important Information Regarding Client Responsibilities

Clients are requested to carefully review all portfolio holdings and strategies, including by comparing the custodial statement to any statements received from DoubleLine. Clients should promptly inform DoubleLine of any potential or perceived policy or guideline inconsistencies. In particular, DoubleLine understands that guideline enabling language is subject to interpretation and DoubleLine strongly encourages clients to express any contrasting interpretation as soon as practical. Clients are also requested to notify DoubleLine of any updates to Client’s organization, such as (but not limited to) adding affiliates (including broker dealer affiliates), issuing additional securities, name changes, mergers or other alterations to Client’s legal structure. Because of the nature of the services provided by DoubleLine with regard to the referenced accounts, performance numbers and other account statistics are estimated and may differ from information available from other sources such as the account custodian.

Ratings indicated generally were provided by nationally recognized statistical ratings organizations for portfolio securities. Ratings ascribed to the portfolios were calculated by DoubleLine as a weighted average of the underlying portfolio securities. Use of different methodologies could result in a different rating for the portfolio.

Past performance is no guarantee of future results. The custom benchmark was designed by JP Morgan and has been selected by Reliance for comparison to account performance. The components of the index may vary significantly from the accounts’ portfolio construction. Benchmark returns include interest and dividends (if applicable), but do not reflect administrative, brokerage, custodial and other fees affecting the account.

First Pacific Advisors LLC

Overview

The FPA Contrarian Opportunity sleeve returned 2.65% in the second quarter and 8.60% in the first six months of 2013 (net of our sub-advisor management fee), as compared to the S&P 500’s returns of 2.91% and 13.82% respectively.

The first half winners and losers (in terms of their contribution to the portfolio’s absolute performance) are as follows:

2013 First Half Winners & Losers

Winners	Losers
Microsoft Corp.	Oracle Corp.
Thermo Fisher Scientific, Inc.	Arris Group, Inc.
Omnicare, Inc.	Orkla ASA

Fund Summary | 53

Covidien Plc had the biggest positive impact on Q1’s performance, only to decline so much in Q2 that it topped the “Losers” chart for Q2; for the first half overall it generated positive returns, but was not among the portfolio’s top contributors. While still early in the third quarter, the first half’s biggest “Winner,” Microsoft Corp., is now trying to pull a “Covidien” as it is leading the early Q3 charge for poor performance. Needless to say, stock prices change far more than intrinsic value and our quarterly reporting of winners and losers only serves to answer the frequent question as to what drove the Strategy’s recent performance. We suggest you don’t read any more into it than that, as it is more a curiosity than a foreteller of future performance. Ultimately we pay more attention to the underlying financial performance of the companies in our investment portfolio than we do their stock charts. Please read on for our views on Microsoft Corp. and Oracle Corp., which was the biggest Loser in our portfolio during the first half of 2013.

Economy

The past quarter included a brief hiccup when investors considered their exposure to low interest rates in the event the Fed allows rates to normalize. There has been a lot of discussion in the media during the past quarter regarding how and when Ben Bernanke intends to taper the purchase of bonds by the Federal Reserve. Interestingly, we can’t recall having a single conversation internally about the taper, as this simply isn’t how we look at the world. We are worried about how a business and the world might look three to five years from now, not next quarter. In fact, if one thinks back five years, the world has dealt with a great financial crisis, potential currency collapse and fears of sovereign liquidity, just to name some of what we have seen. Through it all, we invested with a long-term strategy dependent on patience, discipline and a focus on long-term value. With an average holding period of roughly five years, we strive to add value over a full business cycle rather than try and guess where central bankers may move interest rates to in the coming months.

On the other hand, many investors who took a myopic approach and chased short-term yields were met with a rude surprise this past quarter as interest rates spiked higher. During this period, rate-sensitive investments—including real estate investment trusts (REITs)—declined in value, especially those that use leverage to invest in leases. Our appreciation for the macro backdrop coupled with our value standards has resulted in the portfolio eschewing potentially yield-enhancing investments (REIT, MLP, Bonds) over the past few years.

Overall though, the Fed, along with other central banks, has certainly been successful in lifting asset prices. As can be seen below, the vast majority of the market’s return in the U.S. and Europe over the past year has been driven by multiple-expansion.*

Multiple-Expansion Still the Predominant Driver of Returns

Source: IBES, MSCI, Datastream, Morgan Stanley Research

We find it difficult to invest in an environment that seems manipulated to engineer higher asset prices regardless of business fundamentals. So, instead, we allow cash to build and spend our time building an actionable inventory for the future.

If this brief discussion leaves you wanting and frustrated, then we have succeeded in fostering a feeling that sits in the pits of our stomach. We wish we could offer more, but we are torn between a concern over the unintended consequences of novel policy and the knowledge that things tend to work-out in the long run. As for the portfolio, we invest when we find opportunities that offer a margin of safety and the prospect of an attractive real return. We avoid those investments that appear overly exposed to obvious macro excess. Macro excess can go on for years, though, so as we discuss in the following Investments section, we continually investigate a broad swath of prospective investments—companies, industries, asset classes, located in different geographies, mostly public but some private.

Investments

That said, an upward sloping chart is not the optimal environment for us to deploy capital, particularly when equities aren’t cheap, except in relation to bonds. Although bearish on bonds, we are neither bullish nor bearish on stocks but reflectively cautious.

We continue to research our companies in the same disciplined fashion. When companies become attractive in our conservative base case earnings scenarios, we will make an investment even against what might be an ugly macro-economic backdrop. A good business at a great price always demands the commitment of capital and invariably trumps whatever larger fears may be impacting that company, its industry or the general economy.

*	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 602 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

*	The MSCI Europe Index captures large and mid cap representation across 16 Developed Markets (DM) countries in Europe*. With 437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

54 | Litman Gregory Funds Trust

We begin our process by looking for those good companies that are operating below their potential, or ones for which there are concerns that the good times won’t last. There may be valid reasons that justify why a company is out of favor, but we work to establish that it is either ephemeral or already accounted for in the price.

The vast majority of the time we strive to gain a deep, holistic understanding of a business. Occasionally, however, an investment might resemble more of a statistical businessman’s wager. By deep understanding, we mean that in addition to studying the financial statements and footnotes, we also try to understand the capabilities of the management team, which can admittedly be more touchy-feely. A by-product of this work is our earnings and cash flow models, which we use to frame risk and reward.

We develop a model that includes a low and high case, but we place more emphasis on a conservative base case earnings per share (EPS) looking out 3-4 years. We then place conservative valuation multiples (e.g., price-to-earnings) on each case to determine a target price. We aren’t smart enough to try and place probabilities on each of the cases, but we are generally inclined to invest when the base case suggests we will make a respectable return, while the high case suggests we will do better still, and the low case suggests we may not lose money during our expected holding period. We seek to steer clear of landmines, and looking back we believe that we’ve done a respectable job of it.. On the flipside, we have made more than our share of errors of omission due to our conservatism, a trade-off we are happy to live with, particularly in the current environment.

Three technology companies that we own serve as an example of our process: Microsoft, Oracle, and Cisco. These three companies all face real challenges, including competitors, poor management, and/or competition from new technologies. But we feel, in each case, the prices adequately discount those fears. While the revenue and earnings growth of these companies has slowed from their respective peaks, the group as a whole continues to grow faster than most companies in the S&P 500. These companies also offer a much higher return on capital than the S&P 500. And consistent with our approach to seek out companies that offer non-U.S. exposure, the three tech companies all have global businesses, generating almost half their sales from outside the U.S. Nevertheless, they now trade less expensively than they have versus the S&P 500 median on a historical basis (shown in the chart below as measured by their multiple of Enterprise Value/Earnings Before Interest and Taxes).

EV/EBIT ~ S&P 500 vs. MSFT, ORCL and CSCO

At our purchase price and conservative target multiples, we expect double-digit rates of return for each of these companies. We emphasize that our earnings (and revenue) estimates are less than that of Wall Street. We consider “owner earnings” when establishing our base case, rather than GAAP earnings. We, therefore, reduce net income by cash used for stock options and further ding earnings for “required” M&A that we view as imperative to remain relevant and sustain earnings on a going forward basis.

High-Yield / Distressed

The Strategy continues to have minimal exposure to high-yield bonds given their low absolute yields and modest spreads to Treasuries.

Conclusion

Whether good environment or bad, our focus is to consistently balance the natural tension that accompanies both protecting your capital and preserving your purchasing power. We can’t promise to do either over the short-term, but if you are willing to commit to us over a full business cycle, we think our team has a fighting chance to accomplish both of our objectives.

We manage the Strategy as if you have entrusted all of your money to us—although we don’t recommend it—and we persistently seek to maintain the appropriate balance of reward and risk. Thank you for your continued trust.

Loomis Sayles & Company, LP

Market Conditions

Spreads were relatively range-bound during the first quarter across the U.S. investment grade corporate market, generating a return slightly better than Treasuries. Lower quality (BBB-rated) bonds performed the best. During the second quarter, the shift in investor expectations on Fed quantitative easing and the subsequent rise in rates caused some investors to pull money out of bond funds. As demand declined, investment-grade bond sales slowed dramatically, from a record pace of $105 billion per month in the first five months of 2013 to just $44 billion in June.

The U.S. high-yield market was one of the best performing sectors in the fixed-income universe during the first quarter. Despite investor caution regarding tight valuations on high-yield offerings, demand remained strong. However, the high-yield market underperformed during the second quarter, as Fed taper talk led to investors realigning their positions. High-yield spreads widened from 457 basis points over Treasuries to 492 basis points for U.S. high-yield.

The U.S. dollar gained against most currencies in the second quarter as growth expectations favored the U.S. This, combined with oversupply in some sectors, impacted commodity prices and caused poor performance by commodity-related currencies such as the Australian dollar, Brazilian real, and the Chilean peso. The Japanese yen continued to lose ground against the dollar in the second quarter, while the euro actually gained, apparently helped along by outflows from emerging markets.

Fund Summary | 55

Portfolio Review

With a semi-annual loss of 0.20% (net of our sub-advisor management fee), the Litman Gregory Masters Alternative Strategies Portfolio underperformed its benchmark, the three-month Libor Index, which returned 0.15%. The bulk of the fund’s underperformance was driven by currency positioning, as well as by high-yield and emerging-market credits. However, the fund’s exposure to convertibles, securitized credits, and duration hedges offset some of the losses and positively contributed to fund performance.

The team was expressing two main views in their currency strategy during the second quarter: a) a short in the Japanese yen based on the Bank of Japan’s aggressive quantitative easing (QE) policies, and b) bearish U.S. dollar position versus various higher yielding currencies, designed to capture yield and benefit from stronger global growth and the surge of liquidity from central banks around the world. The Japanese yen short was profitable and we reduced our short position during the second quarter. The Portfolio’s long-developing country/ currency exposure included the Australian dollar, Brazilian real, New Zealand dollar, Mexican peso, and Canadian dollar, which hurt performance as the dollar rallied sharply after the Fed’s tapering comments. Furthermore, China’s attempt to reform lending impacted some of these commodity-sensitive currencies. We have reduced these currency exposures, leaving non-dollar exposures minimal in the portfolio.

High-yield corporate credits were negative during the first half of the year as increased speculation around QE tapering led to weakness in this asset class. Exposure to selected energy and basic industry names were the biggest laggards. While our hedges helped minimize some of the losses, credit spreads widened more than anticipated in reaction to large bond market outflows. Emerging markets faltered after the first quarter’s strong rally, in large part due to depressed commodity prices and moderating expectations for growth in China. Our long exposure to the energy industry was the biggest detractor.

The Portfolio’s convertibles generated positive return during the first half of the year, as the asset class benefitted from a strong bull market in equities. Security selection proved critical and select names in the consumer cyclical industry were the strongest contributors.

The Portfolio utilized short interest rate futures to manage duration, which proved to be a provider of performance as we looked to protect against rising rates.

Our securitized holdings, particularly non-agency residential mortgage backed securities and commercial mortgage-backed securities, provided positive performance. Positive commercial real estate fundamentals, an improving U.S. housing market, and investors’ thirst-for-yield attracted buyers in securitized assets.

Outlook

We will continue to survey the marketplace for attractive investments, seeking to secure yield advantages and uncover securities with positive return potential. We believe the recent sell off in the credit markets has been overdone from a short-term perspective, so we have modestly extended out our duration in the Fund. In such an environment, security selection remains critical, and we will continue to seek to insulate the Fund through a broad range of derivatives.

We believe the recent spread widening caused by Fed Chairman Ben Bernanke’s press conference regarding the U.S. Government’s quantitative easing program is overdone. The Fed’s measure for inflation, core personal consumption expenditure (PCE) is at 1.1%, which is well below the 2% target. Furthermore, the unemployment rate of 7.5% is higher than their target of 6.5%. We expect slow to modest growth for the U.S. economy which will, in our opinion, keep the Fed from increasing short-term interest rates until at least 2015. We expect continued volatility across markets. Deleveraging and disinflationary pressures emanating from China and Europe continue to weigh on global growth expectations and keep pressure on commodity prices. Japan remains committed to quantitative easing and reflating the economy, although excessive Japanese government bond (JGB) volatility raises fears for Japanese financial stability.

We will continue to keep an eye on geopolitical events as the Middle East and, to some extent, the E.U. continue to show threats of unrest. We will evaluate the use of tail risk hedges and prudently look to protect capital.

Water Island Capital, LLP

Performance Overview

For the six months ending June 30, 2013, Water Island Capital’s Arbitrage and Event-Driven strategy allocations returned 1.87% net of sub-advisory fees, while over the same time period, the HFRI Arbitrage index gained 1.31% and the HFRI Event-Driven Index returned 5.44%.

As of June 30, 2013, our North American exposure was 83.7%. Total non-North American exposure was 16.3%, comprising of 12.9% in Europe and 3.4% across Asia and Australia. In terms of market capitalization, small-cap companies under $2 billion totaled about 30.7% of the portfolio, with 29.5% invested in mid-cap companies between $ 2 billion and $5 billion, and 36.0% in large-cap companies over $5 billion. (3.8% of the portfolio was allocated to the debt instruments of private companies without a market capitalization.) The portfolio’s strategy allocation was 73.4% to Equity Merger Arbitrage, 8.9% to Equity Special Situations, 11.7% to Merger-Related Credit, and 6.0% to Credit Special Situations.

Deal Focus

A top contributor to performance was Yellow Media, a holding corporation of companies specializing in digital advertising and marketing solutions. This organization undertook a voluntary balance sheet restructuring under the Canada Business Corporations Act (CBCA), which provides a procedure allowing for corporations to rearrange outstanding debt obligations.

We purchased Yellow’s 7.3% unsecured notes due 2015 at 55.75%. The year-end sum-of-the-parts value of the trade was 73.9% of par based on the prices for the exchanged securities: 99.5% on the senior secured notes, 79% on the convertible senior subordinated debentures, and C$7.25/share on the new common equity (Y CN)—the price at which we sold our equity

56 | Litman Gregory Funds Trust

shortly after receiving shares. This represented a nearly 33% gross return. We are continuing to evaluate opportunities in the new capital structure, which may include increasing our position in the 9.25% Senior Secured Notes or a convertible arbitrage trade with the new convertible senior subordinated debentures.

Our position in Yellow Media highlights our investments not only across the capital structure, but also our opportunistic approach to credit investing. Ultimately we are looking for positions with attractive risk and reward characteristics and Yellow Media served that purpose well for our investors.

In contrast, one detractor from performance was the acquisition of TNT Express N.V. (TNT) by United Parcel Service (UPS). In late 2012, the deal was delayed by the European Commission (EC) pending an in-depth review of UPS’s proposed acquisition of TNT. At the time, while noting the risks, we still expected the deal would close in Q1 2013. However, as the final days of 2012 drew to a close, we began to take a dimmer view, primarily because of our growing concerns regarding the EC’s extremely narrow definition of the “next day” delivery market.

As other investors became more confident that a new workable framework could secure regulatory approval, shares of TNT traded higher, moving from about €7/share to nearly €8.5/share. Our team took advantage of this strength to reduce exposure, selling shares and purchasing put protection, as we were not convinced that regulators would accept the solution put forth by TNT and UPS. In mid-January 2013, UPS announced it would abandon its pursuit of TNT which validated our caution. Our reduced exposure contained the subsequent losses to roughly 25 basis points of NAV which is well within or tolerance for loss.

In retrospect, while we have been engaging in merger arbitrage collectively for many decades and invested in thousands of transactions, the TNT/UPS situation highlights just how tenuous and fickle the regulatory environment in Europe remains today.

Market Environment and Outlook

For nearly three years, investors have been anticipating that the combination of low interest rates, cash-rich balance sheets, and rising stock prices would underpin an uptick in deal flow. But one ingredient (and an important one) had not yet made its way into the mix: confidence. Confidence on the part of corporate executives and board members to pull the trigger on acquisitions. Given the uncertainties around the direction of interest rates, global macro-economic conditions, and ever-changing fiscal and regulatory policy making, it’s no wonder that executives have hit the pause button ahead of moving forward on acquisition activity. Corporate acquirers have been playing it safe, focusing on smaller “tuck-in” transactions that are less dependent on broader macro-economic conditions to successfully integrate. In addition, increasing regulatory and tax pressures are leading corporations to seek out techniques to maximize shareholder value, e.g., tax-efficient restructurings such as REIT conversions. In the current market environment, our equity special situations team expects these types of corporate events, along with split-offs and activism scenarios, to be our primary areas of focus.

According to Dealogic, 625 deals with values totaling U$466.5bln were announced during the first half of 2013: U$222.9bln in the Americas, U $155.3bln in Europe/Middle East/Africa (EMEA), and U$88.3bln in Asia-Pacific (APAC). For the second quarter, transaction values worldwide ticked higher by approximately 17% vs. the first quarter of 2013. Absent a handful of large transactions announced in Q1 (Heinz, Dell Computer), activity in terms of number of deals increased at a similar rate, showing some encouraging signs of improving deal flow.

Given these signs, have we turned a corner? We think yes, but we remain in the early stages of a move to more robust deal flow. Investors are beginning to witness the early signs of stabilization in Europe, and although most Asia-Pacific economies have shown signs of slowing, the continued modest growth in North America appears to be picking up the slack. Deal activity in Q2 appears to have broadened out a bit, and some of the more problematic deals that served as a drag on performance during the prior two quarters are now behind us. Competitive bidding in the telecom space in the U.S. (Sprint, Clearwire, PCS), in the cable space in Europe (Virgin Media, Kabel Deutschland), and some acceleration of consolidation in the biotech/health care sector (Warner Chilcott PLC, Life Technologies, Onyx Pharm, etc.) bode well for our prediction.

In the credit markets, although the declines in Q2 were severe, we felt that a “correction” may have been constructive in rebalancing market risk and in reducing excesses that had been amplified by cheap funding rates and the reach for more yield. Market volatility has not changed our investment theses. We simply have different entry points due to the market correction. We have added groups of names mainly in the merger-related space and post-reorganization refinancing space. In particular, the increase in merger deals over the last two months has increased our universe of merger-related credit opportunities, and we have added these positions at more attractive prices. These trades range from three to six months in duration, and we believe they will hold up well in a volatile market. For our positions that are longer in duration or with softer catalysts, we have increased our market hedges to help insulate further downward moves in those specific names.

We would expect global equity and debt markets to remain volatile as the Fed transitions its policies to accommodate changes in economic growth. Any stability in the U.S. Treasury market (particularly the 10-Year), would be influential in, and a sign of, lessening fear among global investors. With the Q2 sell-off we are looking at situations with the most definitive timelines including merger-related debt and tenders. We also keep in mind our long-term focus of investing, particularly in the face of elevated daily volatility, and we operate with an underlying question of what our investments might look like in a market with 3.5%–4.0% 10-year yields.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS: 32.8%

Consumer Discretionary: 5.3%
20,408	American Greetings Corp. - Class A	$371,834
162,955	Astral Media, Inc. - Class A	7,744,336
155,365	Belo Corp. - Class A	2,167,342
18,450	Club Mediterranee S.A.*	420,764
90,852	Cooper Tire & Rubber Co.	3,013,561
24,900	Fisher Communications, Inc.	1,022,892
84,600	Interpublic Group of Companies, Inc. (The)	1,230,930
43,727	Kabel Deutschland Holding AG	4,800,095
3,600	Liberty Global Plc - Class A*	266,688
31,600	Lowe’s Companies, Inc.	1,292,440
1,570	NIKE, Inc. - Class B	99,978
183,702	OfficeMax, Inc.	1,879,271
4,100	Regis Corp.	67,322
18,160	Renault S.A.	1,221,425
101,881	Stewart Enterprises, Inc. - Class A	3,153,041
52,068	True Religion Apparel, Inc.	1,648,472
89,900	WPP Plc	1,533,896
		31,934,287
Consumer Staples: 4.3%
3,448	Altria Group, Inc.	120,646
3,100	Anheuser-Busch InBev N.V. - ADR	279,806
1,126	British American Tobacco Plc - ADR	115,910
220,219	Copeinca ASA	2,422,075
20,500	CVS Caremark Corp. (b)	1,172,190
445,411	D.E. Master Blenders 1753 N.V.*	7,127,327
38,900	Dole Food Co., Inc.*	495,975
369,537	GrainCorp Ltd. - Class A	4,258,147
6,100	Henkel AG & Co. KGaA	478,132
789	Philip Morris International, Inc.	68,343
89,287	Smithfield Foods, Inc.*	2,924,149
275,800	Tesco Plc	1,389,921
8,100	Unilever N.V. - ADR	318,818
17,000	Walgreen Co.	751,400
13,047	Wal-Mart Stores, Inc.	971,871
191,380	WhiteWave Foods Co. - Class B*	2,908,976
		25,803,686
Energy: 1.1%
5,874	Berry Petroleum Co. - Class A	248,588
42,700	Canadian Natural Resources Ltd.	1,206,702
2,050	Chevron Corp.	242,597
2,511	Exxon Mobil Corp.	226,869
695,990	Fred Olsen Production ASA	1,055,681
125,089	Gulf Coast Ultra Deep Royalty Trust*	255,181
26,700	Occidental Petroleum Corp. (b)	2,382,441
9,800	Rowan Companies Plc - Class A*	333,886
3,167	Royal Dutch Shell Plc - ADR	202,054
4,968	Statoil ASA - ADR	102,788
160,174	TORC Oil & Gas Ltd.*	219,406
5,026	Total S.A. - ADR	244,766
57,744	Whitehaven Coal Ltd.	121,748
		6,842,707
Financials: 6.1%
1,612	Alleghany Corp.*	617,896
46,200	American International Group, Inc.*	2,065,140
64,218	American Safety Insurance Holdings Ltd.*	1,859,111
54,100	AON Plc (b)	3,481,335
29,300	Bank of America Corp.	376,798
39,800	Bank of New York Mellon Corp. (The)	1,116,390
20,200	CIT Group, Inc.*	941,926
13,600	Citigroup, Inc.	652,392
145,465	Genworth Financial, Inc. - Class A*	1,659,756
129,776	Great-West Lifeco, Inc. - ADR	3,560,276
23,000	Groupe Bruxelles Lambert S.A.	1,729,782
2,296	HSBC Holdings Plc - ADR	119,162
844,309	Hudson City Bancorp, Inc. (b)	7,733,870
4,970	JPMorgan Chase & Co.	262,366
210,051	NYSE Euronext, Inc. (b)	8,696,112
161,100	Oslo Bors VPS Holding ASA	1,322,280
21,700	Schroders Plc	566,926
		36,761,518
Health Care: 4.7%
19,139	Actavis, Inc.*	2,415,725
6,496	Bristol-Myers Squibb Co.	290,306
39,800	CareFusion Corp.*	1,466,630
30,800	Covidien Plc (b)	1,935,472
17,965	Cynosure, Inc. - Class A*	466,736
21,694	Elan Corp. Plc - ADR*	306,753
1,409	GlaxoSmithKline Plc - ADR	70,408
16,900	Health Net, Inc.*	537,758
14,700	Johnson & Johnson	1,262,142
89,007	Life Technologies Corp.* (b)	6,587,409
47,800	Omnicare, Inc.	2,280,538
14,297	Optimer Pharmaceuticals, Inc.*	206,878
6,231	Pfizer, Inc.	174,530
28,332	PROLOR Biotech, Inc.*	178,208
37,300	Thermo Fisher Scientific, Inc.	3,156,699
15,656	Valeant Pharmaceuticals International, Inc.*	1,347,668
154,064	Vanguard Health Systems, Inc.*	3,195,287
18,200	WellPoint, Inc.	1,489,488
18,732	Zoetis, Inc.	578,631
		27,947,266
Industrials: 1.6%
34,900	Clarkson Plc	902,762
51,584	Gardner Denver, Inc. (b)	3,878,085
15,600	ITT Corp.	458,796
9,210	Komatsu Ltd. - ADR	213,580
2,338	MAN SE	255,192
145,958	Met-Pro Corp. (b)	1,961,676
3,302	Mitsubishi Corp. - ADR	113,787
410	Mitsui & Co. Ltd. - ADR	103,496
193,800	Orkla ASA	1,583,040
850	Siemens - AG - ADR	86,114
		9,556,528

The accompanying notes are an integral part of these financial statements.

58 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS (CONTINUED)

Information Technology: 6.7%
27,800	Analog Devices, Inc.	$1,252,668
79,000	Arris Group, Inc.*	1,133,650
156,336	BMC Software, Inc.* (b)	7,057,007
1,584	Canon, Inc. - ADR	52,066
28,700	Check Point Software Technologies Ltd.*	1,425,816
98,900	Cisco Systems, Inc. (b)	2,404,259
175,964	ExactTarget, Inc.*	5,933,507
2,325	Google, Inc. - Class A*	2,046,860
21,700	Hewlett-Packard Co.	538,160
57,200	Intel Corp. (b)	1,385,384
159,053	Keynote Systems, Inc.	3,142,887
2,346	KLA-Tencor Corp.	130,742
1,800	Lam Research Corp.*	64,530
102,619	Lender Processing Services, Inc.	3,319,725
115,254	Microsoft Corp. (b)	3,979,720
98,400	Oracle Corp. (b)	3,022,848
2,800	QUALCOMM, Inc.	171,024
266,799	Stonesoft Oyj* #	1,561,915
7,734	Texas Instruments, Inc.	269,685
7,000	TE Connectivity Ltd.	318,780
77,000	Xerox Corp.	698,390
		39,909,623
Materials: 1.7%
1,938	Barrick Gold Corp.	30,504
84,299	Buckeye Technologies, Inc.	3,122,435
8,497	Dow Chemical Co. (The)	273,349
64,252	Ferro Corp.*	446,552
1,600,250	Flinders Mines Ltd.*	42,542
1,727	Goldcorp, Inc.	42,709
14,744	Hoganas AB	700,671
1,430	Newmont Mining Corp.	42,829
48,307	Owens-Illinois, Inc.*	1,342,452
987,628	Rainy River Resources Ltd.*	3,335,152
2,874	Rockwood Holdings, Inc.	184,022
2,515,739	Sundance Resources Ltd.*	159,126
7,825	Tronox Ltd. - Class A	157,674
81,768	Yancoal Australia Ltd. - Class A*	204,632
		10,084,649
Telecommunication Services: 1.2%
6,883	AT&T, Inc.	243,658
97,316	Clearwire Corp. - Class A*	484,634
13,387	Deutsche Telekom AG - ADR	156,093
5,600	Orange S.A. - ADR	52,920
563,042	Sprint Nextel Corp.* (b)	3,952,554
12,225	Telefonica S.A. - ADR	156,602
3,074	Verizon Communications, Inc.	154,745
71,220	Vodafone Group Plc - ADR	2,046,863
		7,248,069
Utilities: 0.1%
9,331	Severn Trent Plc	236,116

TOTAL COMMON STOCKS
(cost $182,285,726)		196,324,449

PREFERRED STOCKS: 1.0%
Consumer Discretionary: 0.1%
	General Motors Co.
9,395	4.750%	452,463

Energy: 0.1%
	Chesapeake Energy Corp. (a)
215	5.750%	221,047
	Sandridge Energy, Inc.
1,042	7.000%	89,547
	Sandridge Energy, Inc.
2,530	8.500%	242,247
		552,841
Financials: 0.7%
	Ally Financial, Inc. (a)
1,381	7.000%	1,312,684
	Bank of America Corp.
202	7.250%	224,321
	Capital One Financial Corp.
21,430	6.000%	528,035
	Citizens Funding Trust I
2,753	7.500%	68,825
	iStar Financial, Inc.
7,321	4.500%	395,334
	SunTrust Banks, Inc.
35,696	5.875%	852,242
	Wells Fargo & Co.
320	7.500%	382,080
	Weyerhaeuser Co.
12,600	6.375%	642,726
		4,406,247
Materials: 0.1%
	Arcelormittal
15,225	6.000%	289,275
	Cliffs Natural Resources, Inc.
33,578	7.000%	595,674
		884,949
TOTAL PREFERRED STOCKS
(cost $6,246,186)		6,296,500

EXCHANGE TRADED FUNDS: 0.0%
878	SPDR S&P 500 ETF Trust	140,489

TOTAL EXCHANGE TRADED FUNDS
(cost $144,223)		140,489

Principal
Amount^
ASSET BACKED SECURITIES: 2.2%
	CSAB Mortgage Backed Trust
$1,857,684	Series 2006-2-A6B,
	5.700%, 09/25/2036	701,065
	GSAA Home Equity Trust
994,821	Series 2006-10-AF5,
	6.448%, 06/25/2036	558,050

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
ASSET BACKED SECURITIES (CONTINUED)
	JP Morgan Mortgage
	Acquisition Corp.
$1,000,000	Series 2007-CH1-AF5,
	5.464%, 11/25/2036	$896,348
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A,
	5.760%, 11/25/2035	1,800,606
2,670,731	Series 2006-8 3A3,
	6.320%, 6/25/2036	2,158,314
130,113	Series 2006-12N-A2A1,
	0.343%, 08/25/2046	128,763
	Long Beach Mortgage Loan Trust
413,780	Series 2005-WL2-M1,
	0.663%, 08/25/2035	400,943
	Residential Asset Mortgage Products, Inc.
462,731	Series 2006-RS5-A3,
	0.363%, 09/25/2036	431,191
	Residential Asset Securities Corp.
824,923	Series 2006-EMX2-A2,
	0.393%, 02/25/2036	803,352
2,441,696	Series 2006-EMX6-A3,
	0.343%, 07/25/2036	2,076,659
1,123,719	Series 2007-KS4-A2,
	0.373%, 05/25/2037	1,069,709
	Sierra Receivables Funding Co. LLC
86,725	Series 2012-1A-A,
	2.840%, 11/20/2028 (a)	88,972
	Terwin Mortgage Trust
2,631,593	Series 2006-3-2A2,
	0.403%, 04/25/2037 (a)	1,955,460

TOTAL ASSET BACKED SECURITIES
(cost $11,527,090)		13,069,432

BANK LOANS: 3.4%
	Acosta, Inc.
95,000	5.000%, 03/02/2018 (2)	95,752
	Alcatel Lucent USA, Inc.
554,147	7.250%, 01/30/2019 (2)	560,496
432,825 (EUR)	7.500%, 01/30/2019 (2)	566,444
115,000	Allflex Holdings II, Inc. (1)	115,191
	American Builders & Contractors Supply Co., Inc.
225,000	3.500%, 04/16/2020 (2)	223,791
	Ameriforge Group, Inc.
84,788	6.000%, 12/19/2019 (2)	84,682
	AmWINS Group, Inc.
159,200	5.000%, 09/6/2019 (2)	160,063
	Apex Tool Group LLC
154,613	4.500%, 02/01/2020 (2)	154,922
	Applied Systems, Inc.
45,000	8.250%, 06/08/2017 (2)	45,366
	Apria Healthcare Group, Inc.
305,000	6.750%, 04/05/2020 (2)	305,859
	Arch Coal, Inc.
95,278	5.750%, 05/16/2018 (2)	95,219
	Arysta Lifescience SPC, LLC
190,000	4.500%, 05/30/2020 (2)	188,457
	Ascend Performance Materials LLC
118,500	6.750%, 04/10/2018 (2)	118,575
110,000	Asurion LLC (1)	106,517
	Asurion LLC
84,575	4.500%, 05/24/2019 (2)	83,962
	Berlin Packaging LLC
215,000	4.750%, 04/02/2019 (2)	215,806
	Blackboard, Inc.
269,079	6.250%, 10/04/2018 (2)	272,219
	Brand Energy & Infrastructure Services, Inc.
144,073	6.250%, 10/16/2018 (2)	145,333
34,577	6.250%, 10/22/2018 (2)	34,880
	Brasa Holdings, Inc.
100,000	11.000%, 1/20/2020 (2)	102,000
	Calpine Construction Finance Company, L.P.
225,000	3.000%, 05/03/2020 (2)	222,375
	Calpine Corp.
89,325	4.000%, 10/09/2019 (2)	89,381
130,000	Cooper Gay Swett & Crawford Ltd. (1)	130,650
	Charter Communications Operating LLC
160,000	3.000%, 01/04/2021 (2)	158,934
245,000	Charter Communications Operating LLC (1)	242,550
480,000	Chrysler Group LLC (1)	482,551
	CPG International, Inc.
44,663	5.750%, 09/18/2019 (2)	44,930
	CSC Holdings LLC
340,000	2.695%, 04/17/2020 (2)	336,813
	Deltek, Inc.
64,675	5.000%, 10/10/2018 (2)	64,629
	Dole Food Co, Inc.
99,625	3.750%, 04/01/2020 (2)	99,323
	Doncasters Group Ltd.
149,625	5.500%, 04/05/2020 (2)	149,812
	DS Waters of America, Inc.
34,431	10.500%, 08/29/2017 (2)	35,550
	Duff & Phelps Investment Management Co.
145,000	4.500%, 04/23/2020 (2)	145,544
	Dynegy, Inc.
145,000	4.000%, 04/23/2020 (2)	144,276
	Edwards Cayman Islands II Ltd.
286,929	4.750%, 03/26/2020 (2)	287,646
	Essar Steel Algoma, Inc.
273,472	8.750%, 09/20/2014 (2)	279,456
	Fairmount Minerals Ltd.
193,257	5.250%, 03/15/2017 (2)	193,692
	Fairpoint Communications, Inc.
344,138	7.500%, 02/14/2019 (2)	337,747
	Flying Fortress, Inc.
145,000	3.500%, 06/30/2017 (2)	145,000
	FMG America Finance, Inc.
406,925	5.250%, 10/18/2017 (2)	405,082
	FPC Holdings, Inc.
69,650	5.250%, 11/19/2019 (2)	67,865

The accompanying notes are an integral part of these financial statements.

60 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	Generac Power Systems, Inc.
$335,000	3.500%, 05/31/2020 (2)	$333,325
	Getty Images, Inc.
169,150	4.750%, 10/18/2019 (2)	167,529
	H.J. Heinz Company
330,000	3.500%, 06/05/2020 (2)	330,356
	HarbourVest Partners LLC
104,381	4.750%, 11/21/2017 (2)	105,359
	Harland Clarke Holdings Corp.
244,209	5.445%, 06/30/2017 (2)	235,661
	Hostess Brands, Inc.
210,000	6.750%, 03/12/2020 (2)	214,375
	Integra Telecom, Inc.
54,863	5.250%, 2/22/2019 (2)	55,013
	J.C. Penney Corp., Inc.
345,000	6.000%, 05/21/2018 (2)	346,107
	Kasima, LLC
230,000	3.250%, 05/17/2021 (2)	229,713
	Kronos Worldwide, Inc.
43,750	7.000%, 06/13/2018 (2)	43,951
	Level 3 Financing, Inc.
210,000	4.750%, 08/01/2019 (2)	210,459
110,000	5.250%, 08/01/2019 (2)	110,367
	Light Tower Fiber LLC
210,000	4.500%, 04/11/2020 (2)	209,082
	MacDermid, Inc.
140,000	4.000%, 06/07/2020 (2)	139,475
	Metal Services LLC
194,025	7.750%, 06/30/2017 (2)	195,286
	MGM Resorts International
398,000	3.500%, 12/20/2019 (2)	396,258
	Mirror BidCo Corp.
79,600	5.250%, 12/27/2019	79,766
	Murray Energy Corp.
15,000	4.750%, 05/24/2019 (2)	14,944
	Navistar International Corp.
145,000	5.750%, 08/17/2017 (2)	145,499
	Nexeo Solutions LLC
94,038	5.000%, 09/08/2017 (2)	93,009
	NGPL PipeCo LLC
171,643	6.750%, 09/15/2017 (2)	170,938
	NRG Energy, Inc.
339,150	2.750%, 07/02/2018 (2)	336,430
	Nuveen Investments, Inc.
115,000	4.195%, 05/13/2017 (2)	114,389
	NXP B.V.
144,275	4.750%, 01/11/2020 (2)	146,619
	Pacific Drilling S.A.
170,000	4.500%, 06/04/2018 (2)	169,979
	Pact Group Property Ltd.
130,000	3.750%, 05/29/2020 (2)	129,513
	Patriot Coal Corp.
683,750	9.250%, 10/11/2013 (2)	679,763
	Pinnacle Holdco S.A.R.L.
75,000	10.500%, 07/24/2020 (2)	75,750
	Pinnacle Operating Corp.
124,064	4.750%, 11/15/2018 (2)	124,180
	Power Buyer, LLC
55,000	4.250%, 05/06/2020 (2)	54,588
5,000	0.500%, 05/06/2020 (2)	4,963
	Preferred Proppants LLC
72,892	9.000%, 12/15/2016 (2)	69,339
	Quintiles Transnational Corp.
220,892	4.500%, 06/08/2018 (2)	221,279
	Rocket Software, Inc.
120,000	10.250%, 02/08/2019 (2)	120,050
	Securus Technologies Holdings, Inc.
200,000	4.750%, 04/17/2020 (2)	198,938
	Seminole Hard Rock Entertainment, Inc.
65,000	3.500%, 05/15/2020 (2)	64,919
	Sensus USA, Inc.
55,000	8.500%, 05/09/2018 (2)	54,863
	Sequa Corp.
94,525	5.250%, 06/19/2017 (2)	94,919
	Serta Simmons Holdings LLC
139,650	5.000%, 10/01/2019 (2)	139,859
	Six3 Systems, Inc.
84,575	7.000%, 10/04/2019 (2)	86,267
	Spin Holdco, Inc.
75,000	4.250%, 11/14/2019 (2)	74,836
340,000	Springleaf Financial Funding Co. (1)	340,779
	Sprouts Farmers Markets Holdings, LLC
270,000	4.500%, 04/23/2020 (2)	270,338
	SRAM LLC
288,899	4.000%, 04/10/2020 (2)	286,371
	SS&C Technologies, Inc.
232,206	3.500%, 06/08/2019 (2)	231,771
24,021	3.500%, 06/08/2019 (2)	23,976
	Stallion Oilfield Services, Ltd.
75,000	8.000%, 6/19/2018 (2)	75,469
	Sungard Data Systems, Inc.
64,838	4.500%, 01/31/2020 (2)	65,182
124,688	4.000%, 03/08/2020 (2)	124,906
	SUPERVALUE, Inc.
398,064	5.000%, 03/21/2019 (2)	396,322
	Taminco Global Chemical Corp.
174,125	4.250%, 02/15/2019 (2)	174,742
	TASC, Inc.
148,111	4.500%, 12/18/2015 (2)	148,080
	Tempur-Pedic International, Inc.
338,429	3.500%, 03/18/2020 (2)	336,314
	TI Automotive Ltd.
324,188	5.500%, 03/27/2019 (2)	328,039
80,000	TransDigm, Inc. (1)	79,200
	Transtar Holding Company
34,738	5.500%, 10/09/2018 (2)	35,009
	TriZetto Group, Inc.
40,000	8.500%, 03/18/2019 (2)	39,800
187,633	4.750%, 05/02/2018 (2)	187,281
	Tronox Pigments B.V.
100,783	4.500%, 03/19/2020 (2)	101,425
	Tube City IMS Corp.
74,625	4.750%, 03/20/2019 (2)	74,858
	United Surgical Partners International, Inc.
59,551	4.750%, 04/03/2019 (2)	59,514
	US Airways, Inc.
335,000	4.250%, 05/23/2019 (2)	331,543

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	US Foods, Inc.
$340,000	4.500%, 03/29/2019 (2)	$337,195
230,000	Valeant Pharmaceuticals International, Inc. (1)	229,511
	Verint Systems, Inc.
44,888	4.000%, 09/06/2019 (2)	45,037
	Virgin Media Investment Holdings Ltd.
340,000	3.500%, 06/07/2020 (2)	336,932
	Visant Corp.
208,678	5.250%, 12/22/2016 (2)	199,473
	WESCO Distribution, Inc.
49,750	4.500%, 12/12/2019 (2)	49,957
	WideOpenWest Financial LLC
119,700	4.750%, 04/01/2019 (2)	120,249
	Wilsonart International Holding LLC
333,836	4.000%, 10/31/2019 (2)	332,097
43,293	WMG Acquisition Corp. (1)	42,896
6,707	WMG Acquisition Corp. (1)	6,646
	WMG Acquisition Corp.
54,050	3.750%, 07/01/2020 (2)	53,780
	ZAYO Group LLC
119,097	4.500%, 07/02/2019 (2)	119,196

TOTAL BANK LOANS
(cost $20,074,686)		20,111,143

CONVERTIBLE BONDS: 2.4%

Consumer Discretionary: 0.7%
	Ford Motor Co.
235,000	4.250%, 11/15/2016	425,791
	RadioShack Corp.
1,161,000	2.500%, 08/01/2013 (a)	1,143,585
	Stewart Enterprises, Inc.
2,005,000	3.375%, 07/15/2016	2,596,475
	YPG Financing, Inc.
43,402 (CAD)	8.000%, 11/30/2022	35,093
		4,200,944
Energy: 0.5%
	Chesapeake Energy Corp.
45,000	2.750%, 11/15/2035	44,888
223,000	2.500%, 05/15/2037	211,153
	Cobalt International Energy, Inc.
1,060,000	2.625%, 12/01/2019	1,125,587
	Hornbeck Offshore Services, Inc.
245,000	1.500%, 09/01/2019 (a)	297,675
	McMoRan Exploration Co.
987,000	5.250%, 10/06/2013	1,026,480
	Peabody Energy Corp.
330,000	4.750%, 12/15/2041	230,794
		2,936,577
Health Care: 0.1%
	Gilead Sciences, Inc.
260,000	1.625%, 05/01/2016	588,901
	Mylan, Inc.
105,000	3.750%, 09/15/2015	249,375
		838,276
Industrials: 0.1%
	Navistar International Corp.
735,000	3.000%, 10/15/2014	717,544

Information Technology: 0.7%
	Ciena Corp.
195,000	3.750%, 10/15/2018 (a)	244,969
	EMC Corp.
170,000	1.750%, 12/01/2013	251,282
	InterDigital, Inc.
1,319,000	2.500%, 03/15/2016	1,420,397
	Micron Technology, Inc.
85,000	2.375%, 05/01/2032 (a)	136,213
255,000	3.125%, 05/01/2032 (a)	408,159
	Nortel Networks Corp.
770,000	2.125%, 04/15/2014	750,269
	Nuance Communications, Inc.
245,000	2.750%, 11/01/2031	253,575
	SanDisk Corp.
200,000	1.500%, 08/15/2017	267,625
	Xilinx, Inc.
145,000	2.625%, 06/15/2017	207,894
		3,940,383
Materials: 0.2%
	United States Steel Corp.
1,060,000	4.000%, 05/15/2014	1,089,150
239,000	2.750%, 04/01/2019	237,058
		1,326,208
Telecommunication Services: 0.1%
	Clearwire Communications LLC / Clearwire Finance, Inc.
394,000	8.250%, 12/01/2040 (a)	436,848

TOTAL CONVERTIBLE BONDS
(cost $13,873,575)		14,396,780

CORPORATE BONDS: 13.7%

Consumer Discretionary: 1.3%
	American Builders & Contractors Supply Co., Inc.
20,000	5.625%, 04/15/2021 (a)	19,700
	CCO Holdings / CCO Holdings Capital Corp. LLC
290,000	6.625%, 01/31/2022	303,775
	Clear Channel Communications, Inc.
1,385,000	5.500%, 09/15/2014 (a)	1,353,838
	Desarrolladora Homex S.A.B. de C.V.
240,000	9.750%, 03/25/2020 (a)	84,000
	Exide Technologies
426,000	8.625%, 02/01/2018	264,120
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	331,022
	Mandalay Resort Group
180,000	7.625%, 07/15/2013	180,113
	Media General, Inc.
2,220,000	11.750%, 02/15/2017	2,464,200
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 12/31/2049 (a)	520,821

The accompanying notes are an integral part of these financial statements.

62 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Consumer Discretionary (continued)
	Reader’s Digest Association, Inc. (The)
$605,000	9.500%, 02/15/2017	$248,050
	ServiceMaster Co.
355,000	7.000%, 08/15/2020	338,581
	Toys R Us Property Co. II LLC
235,000	8.500%, 12/01/2017	245,281
	YPG Financing, Inc.
1,748,462 (CAD)	9.250%, 11/30/2018 (a)	1,706,049
		8,059,550
Consumer Staples: 0.5%
	BRF - Brasil Foods S.A.
1,200,000 (BRL)	7.750%, 05/22/2018 (a)	473,040
700,000	5.875%, 06/06/2022 (a)	720,161
400,000	3.950%, 05/22/2023 (a)	353,000
	Cosan Luxembourg S.A.
300,000 (BRL)	9.500%, 03/14/2018 (a)	129,984
	Hawk Acquisition Sub, Inc.
575,000	4.250%, 10/15/2020 (a)	551,281
	SUPERVALUE, Inc.
603,000	6.750%, 06/01/2021 (a)	563,805
		2,791,271
Energy: 2.5%
	ATP Oil & Gas Corp.
1,119,000	11.875%, 05/01/2015	16,785
	Connacher Oil and Gas Ltd.
345,000	8.500%, 08/01/2019 (a)	200,100
	Energy Future Holdings Corp.
270,271	11.250%, 12/01/2018 (a)	229,730
780,000	10.000%, 12/01/2020 (a)	856,050
	Gazprom Neft OAO Via GPN Capital S.A.
800,000	4.375%, 09/19/2022 (a)	736,680
	Halcon Resources Corp.
385,000	9.750%, 07/15/2020	385,963
	Hercules Offshore, Inc.
340,000	8.750%, 07/15/2021 (a)	340,000
	INEOS Group Holdings S.A.
350,000	6.125%, 08/15/2018 (a)	335,125
	LBC Tank Terminal Holdings Netherlands B.V.
800,000	6.875%, 05/15/2023 (a)	806,000
	LUKOIL International Finance B.V.
1,200,000	4.563%, 04/24/2023 (a)	1,119,000
	McMoRan Exploration Co.
1,846,000	11.875%, 11/15/2014	1,920,037
	Midwest Generation LLC
1,697,209	8.560%, 01/02/2016	1,595,377
	Newfield Exploration Co.
624,000	7.125%, 05/15/2018	648,960
1,305,000	5.625%, 07/01/2024	1,272,375
	OGX Austria GmBH
1,000,000	8.500%, 06/01/2018 (a)	325,000
600,000	8.375%, 04/01/2022 (a)	180,000
	Ottawa Holdings Pte Ltd.
1,235,000	5.875%, 05/16/2018	1,052,837
	Petrobras Global Finance B.V.
1,140,000	4.375%, 05/20/2023	1,057,170
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021 (a)	335,399
	Rosneft Oil Co. via Rosneft International Finance Ltd.
1,430,000	4.199%, 03/06/2022 (a)	1,328,470
	Sandridge Energy, Inc.
570,000	7.500%, 02/15/2023	544,350
		15,285,408
Financials: 3.2%
	Assicurazioni Generali SpA
1,000,000 (EUR)	7.750%, 12/12/2042	1,385,512
	AXA S.A.
900,000	6.379%, 12/31/2049 (a)	879,750
	Banco Santander Brasil S.A.
1,820,000 (BRL)	8.000%, 03/18/2016 (a)	762,800
	Banco Santander-Chile
250,000,000 (CLP)	6.500%, 09/22/2020 (a)	488,161
	Barclays Bank Plc
550,000 (EUR)	6.000%, 01/14/2021	776,716
	Cielo S.A.
200,000	3.750%, 11/16/2022 (a)	176,000
	Eircom Finance Ltd.
450,000 (EUR)	9.250%, 05/15/2020 (a)	544,448
	Eksportfinans ASA
215,000	2.000%, 09/15/2015	207,475
100,000	2.375%, 05/25/2016	96,250
140,000 (CHF)	2.250%, 02/11/2021	131,238
	General Electric Capital Corp.
900,000	6.250%, 12/31/2049	960,281
700,000	7.125%, 12/31/2049	792,334
	Glencore Funding LLC
1,335,000	4.125%, 05/30/2023 (a)	1,193,019
	Host Hotels & Resorts LP
245,000	5.250%, 03/15/2022	254,247
125,000	3.750%, 10/15/2023	114,883
	Icahn Enterprises Finance Corp.
1,088,000	7.750%, 01/15/2016	1,124,720
	Intesa Sanpaolo SpA
1,130,000	6.500%, 02/24/2021 (a)	1,139,802
	JPMorgan Chase & Co.
1,140,000 (NZD)	4.250%, 11/02/2018	852,734
	Metlife Capital Trust IV
450,000	7.875%, 12/15/2037 (a)	538,158
	Royal Bank of Scotland Plc
1,325,000	6.125%, 12/15/2022	1,265,259
	Sasol Financing International Plc
695,000	4.500%, 11/14/2022	645,481
	Schahin II Finanance Co. SPV Ltd.
490,667	5.875%, 09/25/2022 (a)	486,987
	Societe Generale S.A.
650,000 (EUR)	9.375%, 12/31/2049	930,179
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	281,260
370,000	6.000%, 06/01/2020 (a)	333,000
	Standard Chartered Plc
1,000,000	3.950%, 01/11/2023 (a)	932,056

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Financials (continued)
	Textron Financial Corp.
$725,000	6.000%, 02/15/2067 (a)	$638,000
	UniCredit SpA
915,000 (EUR)	6.950%, 10/31/2022	1,222,035
		19,152,785
Health Care: 0.5%
	Baxter International, Inc.
1,300,000	0.445%, 12/11/2014	1,300,083
	Mallinckrodt International Finance S.A.
1,135,000	4.750%, 04/15/2023 (a)	1,083,285
	PerkinElmer, Inc.
45,000	5.000%, 11/15/2021	46,909
	Valeant Pharmaceuticals International, Inc.
195,000	6.375%, 10/15/2020 (a)	193,781
350,000	7.500%, 07/15/2021 (a)	362,688
		2,986,746
Industrials: 1.0%
	Air Canada 2013-1 Class A Pass Through Trust
265,000	4.125%, 05/15/2025 (a)	264,337
	Aviation Capital Group Corp.
235,000	4.625%, 01/31/2018 (a)	231,586
290,000	6.750%, 04/06/2021 (a)	305,877
	British Airways Plc
338,000	5.625%, 06/20/2020 (a)	341,380
338,000	4.625%, 06/20/2024 (a)	337,366
	Builders FirstSource, Inc.
115,000	7.625%, 06/01/2021 (a)	111,550
	Continental Airlines 1999-1 Class A Pass Through Trust
325,638	6.545%, 02/02/2019	362,272
	Continental Airlinse 1999-1 Class B Pass Through Trust
73,826	6.795%, 08/02/2018	76,225
	Continental Airlines 2012-2 Class A Pass Through Trust Certificates
95,000	4.000%, 10/29/2024	94,763
	Continental Airlines 2012-2 Class B Pass Through Trust Certificates
75,000	5.500%, 10/29/2020	75,750
	Continental Airlines 2013-3 Class C Pass Through Trust Certificates
140,000	6.125%, 04/29/2018	141,400
	Delta Air Lines 2007-1 Class A Pass Through Trust
288,990	6.821%, 08/10/2022	326,704
	Doric Nimrod Air France Alpha Ltd. 2012-1 Class A Pass Through Trust
775,742	5.125%, 11/30/2024 (a)	775,742
	International Lease Finance Corp.
225,000	6.750%, 09/01/2016 (a)	244,125
	Meccanica Holdings USA, Inc.
100,000	6.250%, 07/15/2019 (a)	102,784
370,000	7.375%, 07/15/2039 (a)	336,911
901,000	6.250%, 01/15/2040 (a)	748,496
	Odebrecht Finance Ltd.
300,000 (BRL)	8.250%, 04/25/2018 (a)	122,297
200,000	4.375%, 04/25/2025 (a)	179,500
	Steelcase, Inc.
545,000	6.375%, 02/15/2021	589,548
	US Airways 2012-1 Class A Pass Through Trust
219,604	5.900%, 10/01/2024	230,584
		5,999,197
Information Technology: 0.9%
	Alcatel Lucent USA, S.A.
90,000	6.500%, 01/15/2028	67,950
550,000	6.450%, 03/15/2029	419,375
	BMC Software, Inc.
879,000	4.250%, 02/15/2022	880,020
879,000	4.500%, 12/01/2022	887,490
	First Data Corp.
600,000	10.625%, 06/15/2021 (a)	595,500
	Hewlett-Packard Co.
320,000	4.650%, 12/09/2021	320,583
	Ingram Micro, Inc.
620,000	5.000%, 08/10/2022	621,119
	Jabil Circuit, Inc.
585,000	4.700%, 09/15/2022	565,988
	Nortel Networks Ltd.
812,000	10.750%, 07/15/2016	905,379
		5,263,404
Materials: 1.8%
	Anglo American Capital Plc
830,000	4.125%, 09/27/2022 (a)	785,395
	AngloGold Holdings Plc
420,000	5.125%, 08/01/2022	372,033
	ArcelorMittal
125,000	7.500%, 10/15/2039	120,000
1,005,000	7.250%, 03/01/2041	949,725
	Ashland, Inc.
180,000	6.500%, 06/30/2029	158,400
	Hecla Mining Co.
600,000	6.875%, 05/01/2021 (a)	559,500
	IAMGOLD Corp.
920,000	6.750%, 10/01/2020 (a)	782,000
	Longview Fibre Paper & Packaging, Inc.
2,207,000	8.000%, 06/01/2016 (a)	2,303,556
	Mcron Finance Sub LLC
385,000	8.375%, 05/15/2019 (a)	394,625
165,000	7.750%, 02/15/2021 (a)	165,413
	Newcrest Finance Property Ltd.
1,400,000	4.200%, 10/01/2022 (a)	1,209,267
	Orion Engineered Carbons Finance & Co. SCA
790,000	9.250%, 08/01/2019 (a)	793,950
	Samarco Mineracao S.A.
1,455,000	4.125%, 11/01/2022 (a)	1,305,863
	Vedanta Resources Plc
650,000	7.125%, 05/31/2023 (a)	615,875
		10,515,602

The accompanying notes are an integral part of these financial statements.

64 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)

Telecommunication Services: 1.4%
	Bharti Airtel International Netherlands B.V.
$1,060,000	5.125%, 03/11/2023 (a)	$968,628
	Clearwire Communications LLC / Clearwire Finance, Inc.
990,000	12.000%, 12/01/2015 (a)	1,054,350
	Colombia Telecommunicaciones S.A. ESP
340,000	5.375%, 09/27/2022 (a)	322,150
	Cricket Communications, Inc.
1,098,000	7.750%, 10/15/2020	1,059,570
	Embarq Corp.
520,000	7.995%, 06/01/2036	550,153
	Intelsat Luxembourg S.A.
95,000	6.750%, 06/01/2018 (a)	96,188
695,000	7.750%, 06/01/2021 (a)	704,556
565,000	5.500%, 08/01/2023 (a)	533,925
	Oi S.A.
605,000 (BRL)	9.750%, 09/15/2016 (a)	254,939
	Qwest Corp.
230,000	7.200%, 11/10/2026	231,725
	Sprint Nextel Corp.
667,000	9.250%, 04/15/2022	825,413
	Telecom Italia Capital S.A.
65,000	6.375%, 11/15/2033	61,030
245,000	6.000%, 09/30/2034	223,392
90,000	7.200%, 07/18/2036	89,084
290,000	7.721%, 06/04/2038	295,742
	Telefonica Emisiones SAU
200,000 (GBP)	5.597%, 03/12/2020	313,907
100,000	5.462%, 02/16/2021	103,344
300,000	7.045%, 06/20/2036	330,868
	Windstream Corp.
696,000	7.000%, 03/15/2019	699,480
		8,718,444
Utilities: 0.6%
	Cia de Eletricidade do Estado da Bahia
500,000 (BRL)	11.750%, 04/27/2016 (a)	227,685
	Copano Energy LLC
2,046,000	7.125%, 04/01/2021	2,286,404
	Enel Finance International N.V.
300,000	6.000%, 10/07/2039 (a)	277,927
	IFM U.S. Colonial Pipeline 2 LLC
600,000	6.450%, 05/01/2021 (a)	643,955
		3,435,971
TOTAL CORPORATE BONDS
(cost $86,136,130)		82,208,378

GOVERNMENT SECURITIES & AGENCY ISSUE: 3.7%
	Autonomous Community of Madrid Spain
2,415,000 (EUR)	4.300%, 09/15/2026	2,570,528
	Brazilian Government International Bond
1,480,000 (BRL)	8.500%, 01/05/2024	620,299
	Chile Government International Bond
550,000,000 (CLP)	5.500%, 08/05/2020	1,101,074
	Italy Buoni Poliennali Del Tesoro
395,000 (EUR)	5.500%, 11/01/2022	551,738
	Mexican Bonos
6,850,000 (MXN)	7.250%, 12/15/2016	569,266
11,500,000 (MXN)	7.750%, 12/14/2017	978,162
1,800,000 (MXN)	8.500%, 12/13/2018	158,747
7,750,000 (MXN)	6.500%, 06/10/2021	1,219,209
15,000,000 (MXN)	6.500%, 06/09/2022	2,497,425
29,990,000 (MXN)	7.750%, 11/13/2042	631,898
		6,054,707
	Portugal Obrigacoes do Tesouro - OT
2,200,000 (EUR)	3.850%, 04/15/2021	2,459,566
825,000 (EUR)	5.650%, 02/15/2024 (a)	999,876
		3,459,442
	Spain Government Bond
715,000 (EUR)	4.300%, 10/31/2019	946,346
190,000 (EUR)	4.650%, 07/30/2025	241,214
		1,187,560
	United States Treasury Bond
6,000,000	1.625%, 11/15/2022	5,601,798
	Uruguay Government International Bond
6,190,000 (UYU)	4.250%, 04/05/2027	557,932
6,900,000 (UYU)	4.375%, 12/15/2028	445,185
		1,003,117
TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE
(cost $22,497,248)		22,150,263

LIMITED PARTNERSHIPS: 0.2%
0.67% Partnership Interest	U.S. Farming Realty Trust II,LP #	1,043,719

TOTAL LIMITED PARTNERSHIPS
(cost $1,003,055)		1,043,719

MORTGAGE BACKED SECURITIES: 25.2%
	Adjustable Rate Mortgage Trust
3,000,000	Series 2005-2-6M2,
	1.173%, 06/25/2035	1,601,814
882,124	Series 2006-1-2A1,
	3.218%, 03/25/2036	682,787
	Banc of America Alternative Loan Trust
1,327,654	Series 2006-7-A4,
	5.998%, 10/25/2036	1,029,971
	Banc of America Funding Corp.
294,109	Series 2004-B-4A2,
	2.976%, 11/20/2034	269,510
1,187,966	Series 2006-A-4A1,
	3.003%, 02/20/2036	946,413
1,695,112	Series 2006-B-7A1,
	5.562%, 03/20/2036	1,583,283
792,492	Series 2006-6-1A2,
	6.250%, 08/25/2036	775,506
2,731,779	Series 2006-7-T2A3,
	5.695%, 10/25/2036	2,140,535
129,173	Series 2008-R4-1A4,
	0.643%, 07/25/2037 (a)	79,585

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$1,787,232	Series 2010-R9-3A3,
	5.500%, 12/26/2035 (a)	$1,317,511
	Banc of America Mortgage Trust
101,120	Series 2005-A-2A1,
	2.945%, 02/25/2035	98,757
77,496	Series 2006-B-4A1,
	6.145%, 11/20/2046	69,470
	BCAP LLC Trust
3,369,000	Series 2010-RR12-1A7,
	2.226%, 06/26/2037 (a)	3,183,587
889,963	Series 2010-RR6-6A2,
	5.750%, 07/26/2037 (a)	808,781
4,334,278	Series 2011-R11-2A4,
	5.500%, 12/26/2035 (a)	2,492,958
	Bear Stearns Adjustable Rate Mortgage Trust
8,080	Series 2004-10-11A1,
	2.996%, 01/25/2035	7,591
224,679	Series 2005-12-11A1,
	2.903%, 02/25/2036	170,598
	Bear Stearns Asset Backed Securities Trust
1,040,673	Series 2006-AC1-1A1,
	5.750%, 02/25/2036	810,680
	Bear Stearns Commercial Mortgage Securities
110,000	Series 2003-PWR2-E,
	6.060%, 05/11/2039 (a)	111,484
	Bella Vista Mortgage Trust
130,098	Series 2005-1-2A,
	0.463%, 02/22/2035	109,250
	ChaseFlex Trust
3,035,116	Series 2007-3-2A1,
	0.493%, 07/25/2037	2,235,764
	Citicorp Mortgage Securities, Inc.
13,237	Series 2005-6-1A8,
	0.543%, 09/25/2035	13,079
	Citigroup Commercial Mortgage Trust
320,000	Series 2013-375P-D,
	3.634%, 05/10/2035	280,136
	Citigroup Mortgage Loan Trust, Inc.
659,703	Series 2005-5-2A2,
	5.750%, 08/25/2035	526,275
66,257	Series 2005-11-A2A,
	2.570%, 10/25/2035	63,895
1,600,000	Series 2009-6-8A2,
	6.000%, 08/25/2022 (a)	1,605,330
	Citimortgage Alternative Loan Trust
86,007	Series 2006-A3-1A7,
	6.000%, 07/25/2036	72,947
861,795	Series 2006-A5-1A13,
	0.643%, 10/25/2036	540,240
848,089	Series 2006-A5-1A2,
	6.357%, 10/25/2036	192,121
748,264	Series 2007-A4-1A6,
	5.750%, 04/25/2037	682,206
1,461,363	Series 2007-A4-1A13,
	5.750%, 04/25/2037	1,332,352
208,653	Series 2007-A6-1A3,
	6.000%, 06/25/2037	174,955
293,798	Series 2007-A8-A1,
	6.000%, 10/25/2037	257,965
	Countrywide Alternative Loan Trust
2,134,119	Series 2004-13CB-A4,
	0.000%, 07/25/2034	1,425,317
111,155	Series 2005-14-2A1,
	0.403%, 05/25/2035	88,890
574,134	Series 2006-J1-2A1,
	7.000%, 02/25/2036	269,600
152,149	Series 2006-4CB-2A2,
	5.500%, 04/25/2036	137,426
138,114	Series 2006-J4-1A3,
	6.250%, 07/25/2036	92,878
1,046,930	Series 2006-31CB-A7,
	6.000%, 11/25/2036	833,824
150,238	Series 2007-4CB-1A7,
	5.750%, 04/25/2037	131,921
521,737	Series 2007-16CB-2A1,
	0.643%, 08/25/2037	295,156
150,982	Series 2007-16CB-2A2,
	52.975%, 08/25/2037	373,506
1,028,413	Series 2007-19-1A34,
	6.000%, 08/25/2037	790,351
2,710,345	Series 2007-20-A12,
	6.250%, 08/25/2047	2,273,130
827,446	Series 2007-22-2A16,
	6.500%, 09/25/2037	639,575
1,453,058	Series 2008-2R-2A1,
	6.000%, 08/25/2037	1,164,757
	Countrywide Home Loan Mortgage Pass Through Trust
40,517	Series 2004-HYB4-2A1,
	2.629%, 09/20/2034	38,062
168,042	Series 2004-HYB8-4A1,
	3.532%, 01/20/2035	154,469
185,472	Series 2005-11-4A1,
	0.463%, 04/25/2035	143,285
193,606	Series 2005-13-A3,
	5.500%, 06/25/2035	191,845
2,377,906	Series 2005-23-A1,
	5.500%, 11/25/2035	2,197,074
1,519,269	Series 2005-HYB8-4A1,
	4.553%, 12/20/2035	1,250,683
606,315	Series 2007-10-A5,
	6.000%, 07/25/2037	539,924
3,215,799	Series 2007-13-A5,
	6.000%, 08/25/2037	2,930,741
	Credit Suisse First Boston Mortgage Securities Corporation
76,803	Series 2005-1-3A4,
	5.250%, 05/25/2028	79,178
218,596	Series 2005-10-5A4,
	5.500%, 11/25/2035	190,414
4,441,901	Series 2005-10-10A3,
	6.000%, 11/25/2035	3,063,479
	Credit Suisse Mortgage Capital Certificates
115,995	Series 2006-8-4A1,
	6.500%, 10/25/2021	98,618
2,113,591	Series 2006-6-1A10,
	6.000%, 07/25/2036	1,597,797

The accompanying notes are an integral part of these financial statements.

66 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$1,893,479	Series 2007-1-4A1,
	6.500%, 02/25/2022	$1,566,863
405,649	Series 2007-2-2A5,
	5.000%, 03/25/2037	392,153
1,367,374	Series 2010-7R-4A17,
	7.375%, 04/26/2037 (a)	1,198,728
	CW Capital Cobalt Ltd.
300,000	Series 2006-C1-AM,
	5.254%, 08/15/2048	315,036
	Del Coronado Trust
200,000	Series 2013-HDMZ-M,
	5.193%, 03/15/2018 (a)	201,040
	Deutsche Mortgage Securities, Inc.
564,036	Series 2006-PR1-3A1,
	11.855%, 04/15/2036 (a)	604,713
	Extended Stay America Trust
476,000	Series 2013-ESH7-D7,
	4.171%, 12/05/2031 (a)	476,246
	Federal Home Loan Mortgage Corporation
5,016,125	Series 3630-AI,
	1.931%, 03/15/2017	195,721
1,366,807	Series 3646-AI,
	4.500%, 06/15/2024	67,049
2,486,621	Series 3118-SD,
	6.508%, 02/15/2036	504,995
1,364,416	Series 3384-SG,
	6.118%, 08/15/2036	131,556
930,888	Series 3560-KS,
	6.208%, 11/15/2036	132,607
1,887,333	Series 3303-SE,
	5.888%, 04/15/2037	264,722
1,394,446	Series 3301-MS,
	5.908%, 04/15/2037	130,217
1,226,766	Series 3303-SG,
	5.908%, 04/15/2037	172,561
1,239,453	Series 3382-SB,
	5.808%, 11/15/2037	75,018
1,837,917	Series 3382-SW,
	6.108%, 11/15/2037	271,440
1,198,671	Series 3384-S,
	6.198%, 11/15/2037	142,607
	Federal Home Loan Mortgage Corporation
1,255,575	Series 3417-SX,
	5.988%, 02/15/2038	133,372
9,731,222	Series 3423-TG,
	0.350%, 03/15/2038	83,991
963,303	Series 3423-GS,
	5.458%, 03/15/2038	93,357
869,700	Series 3445-ES,
	5.808%, 05/15/2038	81,211
1,958,355	Series 3523-SM,
	5.808%, 04/15/2039	241,120
1,613,010	Series 3598-SA,
	6.158%, 11/15/2039	166,609
650,000	Series 3641-TB,
	4.500%, 03/15/2040	692,665
3,335,751	Series 3728-SV,
	4.258%, 09/15/2040	363,808
1,420,858	Series 3758-S,
	5.838%, 11/15/2040	192,353
1,585,547	Series 3815-ST,
	5.658%, 02/15/2041	200,536
2,329,664	Series 3859-SI,
	6.408%, 05/15/2041	361,177
1,688,533	Series 3872-SL,
	5.758%, 06/15/2041	182,982
1,137,275	Series 3900-SB,
	5.778%, 07/15/2041	107,926
231,855	Series 3946-SM,
	14.123%, 10/15/2041	243,228
1,585,344	Series 3957-DZ,
	3.500%, 11/15/2041	1,588,445
1,580,733	Series 3972-AZ,
	3.500%, 12/15/2041	1,582,255
	Federal National Home Mortgage Association
687,185	Series 2003-84-PZ,
	5.000%, 09/25/2033	748,692
830,220	Series 2005-104-SI,
	6.507%, 12/25/2033	85,386
2,304,698	Series 2007-39-AI,
	5.927%, 05/25/2037	434,218
910,531	Series 2007-57-SX,
	6.427%, 10/25/2036	134,327
926,319	Series 2007-68-SA,
	6.457%, 07/25/2037	122,375
583,284	Series 2008-1-CI,
	6.107%, 02/25/2038	71,080
887,051	Series 2008-56-SB,
	5.867%, 07/25/2038	72,266
1,606,905	Series 2009-86-CI,
	5.607%, 09/25/2036	206,036
1,078,844	Series 2009-87-SA,
	5.807%, 11/25/2049	121,484
1,046,138	Series 2009-90-IB,
	5.527%, 04/25/2037	96,322
808,231	Series 2009-111-SE 10/40 VAR,
	6.057%, 01/25/2040	100,888
1,435,534	Series 2010-9-GS,
	4.557%, 02/25/2040	133,018
1,340,702	Series 2010-11-SC,
	4.607%, 02/25/2040	103,331
1,370,195	Series 2010-15-SL,
	4.757%, 03/25/2040	108,863
628,884	Series 2010-115-SD,
	6.407%, 11/25/2039	74,561
1,403,417	Series 2011-5-PS,
	6.207%, 11/25/2040	141,786
2,832,515	Series 2011-63-AS,
	5.727%, 07/25/2041	389,893
1,083,143	Series 2011-63-ZE,
	4.000%, 08/25/2038	1,134,025
6,420	Series 2011-110-LS,
	9.710%, 11/25/2041	6,611
1,068,821	Series 2011-111-VZ,
	4.000%, 11/25/2041	1,105,670
1,592,596	Series 2011-141-PZ,
	4.000%, 01/25/2042	1,632,256
527,645	Series 2012-55-SC,
	6.660%, 05/25/2042	533,950

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$6,355,438	Series 2012-106-SA,
	5.967%, 10/25/2042	$945,835
2,943,167	Series 2013-15-SC,
	5.227%, 03/25/2033	2,709,761
5,913,881	Series 2013-51-HS,
	5.168%, 04/25/2043	5,134,847
7,017,500	Series 2013-53-ZC,
	3.000%, 06/25/2043	5,785,731
5,000,000	Series 2013-74-HZ,
	3.000%, 07/25/2043 (3)	3,903,950
	First Horizon Alternative Mortgage Strategies
2,349,855	Series 2006-FA6-1A4,
	6.250%, 11/25/2036	2,025,632
829,999	Series 2007-FA4-1A7,
	6.000%, 08/25/2037	688,299
	First Horizon Asset Securities, Inc.
982,595	Series 2006-1-1A10,
	6.000%, 05/25/2036	963,667
	GMAC Mortgage Corporation Loan Trust
39,486	Series 2003-J7-A7,
	5.000%, 11/25/2033	40,290
158,243	Series 2005-AR4-3A1,
	3.494%, 07/19/2035	142,812
	Government National Mortgage Association
2,228,083	Series 2007-21-S,
	6.008%, 04/16/2037	314,011
1,128,759	Series 2008-69-SB,
	7.438%, 08/20/2038	225,270
1,364,467	Series 2009-104-SD,
	6.158%, 11/16/2039	198,412
4,629,917	Series 2010-83-IO,
	0.757%, 07/16/2050	192,644
892,100	Series 2010-98-IA,
	5.930%, 03/20/2039	100,473
1,106,344	Series 2011-45-GZ,
	4.500%, 03/20/2041	1,209,939
956,323	Series 2011-69-OC,
	0.010%, 05/20/2041	809,609
2,698,296	Series 2011-89-SA,
	5.258%, 06/20/2041	383,002
	GS Mortgage Securities Corp.
200,000	Series 2007-GG10-AM,
	5.982%, 08/10/2045	192,863
	GSR Mortgage Loan Trust
282,053	Series 2004-14-5A1,
	2.713%, 12/25/2034	277,260
929,856	Series 2005-AR4-6A1,
	5.250%, 07/25/2035	915,905
2,832,427	Series 2005-9F-2A1,
	6.000%, 01/25/2036	2,610,311
880,893	Series 2006-7F-3A4,
	6.250%, 08/25/2036	752,613
4,819,549	Series 2006-8F-2A1,
	6.000%, 09/25/2036	4,433,022
269,911	Series 2006-8f-4A17,
	6.000%, 09/25/2036	230,700
	Impac Secured Assets Corp.
3,431,413	Series 2007-3-A1A,
	0.303%, 09/25/2037	2,008,291
	Indymac INDA Mortgage Loan Trust
891,565	Series 2006-AR3-1A1,
	2.889%, 12/25/2036	735,846
	Indymac INDX Mortgage Loan Trust
364,858	Series 2005-16IP-A1,
	0.513%, 07/25/2045	318,415
	JP Morgan Alternative Loan Trust
40,362	Series 2006-A1-5A1,
	4.888%, 03/25/2036	33,735
	JP Morgan Chase Commercial Mortgage Securities Corp.
210,000	Series 2007-LDPX-AM,
	5.464%, 01/15/2049	210,806
118,764	Series 2013-JWMZ-M,
	6.193%, 04/15/2018 (a)	120,949
	JP Morgan Mortgage Trust
174,165	Series 2005-A5-1A2,
	3.051%, 08/25/2035	169,860
954,296	Series 2007-S1-1A2,
	5.500%, 03/25/2022	948,788
2,362,437	Series 2007-S3-1A97,
	6.000%, 08/25/2037	2,081,648
1,958,053	Series 2008-R2-2A,
	5.500%, 12/27/2035 (a)	1,847,335
	Lehman Mortgage Trust
62,195	Series 2006-1-3A5,
	5.500%, 02/25/2036	61,384
	Mastr Adjustable Rate Mortgages Trust
344,339	Series 2006-2-1A1,
	2.917%, 04/25/2036	317,900
	Merrill Lynch Alternative
	Note Asset Trust
319,624	Series 2007-F1-2A7,
	6.000%, 03/25/2037	240,973
	MLCC Mortgage Investors, Inc.
76,517	Series 2006-2-2A,
	2.200%, 05/25/2036	74,577
120,206	Series 2007-1-3A,
	4.939%, 01/25/2037	110,141
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM,
	5.763%, 04/12/2049	476,135
	Morgan Stanley Mortgage Loan Trust
175,917	Series 2006-2-2A4,
	5.750%, 02/25/2036	166,106
1,066,306	Series 2006-7-3A,
	5.519%, 06/25/2036	895,901
188,613	Series 2006-11-3A2,
	6.000%, 08/25/2036	167,505
575,766	Series 2007-13-6A1,
	6.000%, 10/25/2037	448,712
	Morgan Stanley Re-Remic Trust
1,289,978	Series 2010-R9-3C,
	7.239%, 11/26/2036 (a)	1,029,547
	Motel 6 Trust
100,000	Series 2012-MTL6-D,
	3.781%, 10/05/2025 (a)	96,958

The accompanying notes are an integral part of these financial statements.

68 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Prime Mortgage Trust
$2,583,358	Series 2006-DR1-2A1,
	5.500%, 05/25/2035 (a)	$2,600,851
	Residential Accredit Loans, Inc.
1,446,769	Series 2006-QS2-1A4,
	5.500%, 02/25/2036	1,173,928
1,746,320	Series 2006-QS7-A3,
	6.000%, 06/25/2036	1,345,147
648,030	Series 2006-QS10-A9,
	6.500%, 08/25/2036	552,096
1,772,037	Series 2006-QS14-A18,
	6.250%, 11/25/2036	1,422,878
1,507,532	Series 2006-QS17-A5,
	6.000%, 12/25/2036	1,142,786
1,746,535	Series 2007-QS1-2A10,
	6.000%, 01/25/2037	1,482,043
2,572,882	Series 2007-QS3-A1,
	6.500%, 02/25/2037	2,050,088
1,394,442	Series 2007-QS8-A8,
	6.000%, 06/25/2037	1,111,859
	Residential Asset Securitization Trust
433,722	Series 2005-A8CB-A9,
	5.375%, 07/25/2035	354,145
204,186	Series 2006-A2-A11,
	6.000%, 01/25/2046	166,174
778,495	Series 2006-A8-1A1,
	6.000%, 08/25/2036	685,721
2,186,604	Series 2007-A2-1A2,
	6.000%, 04/25/2037	1,933,972
1,649,167	Series 2007-A5-2A5,
	6.000%, 05/25/2037	1,509,029
205,767	Series 2007-A6-1A3,
	6.000%, 06/25/2037	180,177
	Residential Funding Mortgage Securities I
177,065	Series 2006-S1-1A3,
	5.750%, 01/25/2036	179,187
2,410,138	Series 2006-S4-A5,
	6.000%, 04/25/2036	2,266,914
	Stanwich Mortgage Loan Trust - Class A
506,100	Series 2011-5-A,
	6.577%, 09/15/2037 (a) #	228,653
2,266,770	Series 2012-2-A,
	0.907%, 03/15/2047 (a) #	872,795
393,593	Series 2012-5-A,
	9.324%, 03/15/2051 (a) #	229,176
	Structured Adjustable Rate Mortgate Loan Trust
107,937	Series 2005-14-A1,
	0.503%, 07/25/2035	85,355
980,535	Series 2005-15-1A1,
	2.523%, 07/25/2035	808,788
2,625,208	Series 2005-22-3A1,
	2.798%, 12/25/2035	1,982,567
	Structured Asset Securities Co.
289,933	Series 2004-20-8A7,
	5.750%, 11/25/2034	307,002
	Washington Mutual Mortgage Pass Through Certificates
333,358	Series 2004-AR14-A1,
	2.436%, 01/25/2035	335,687
406,061	Series 2006-AR19-2A,
	2.220%, 01/25/2047	367,171
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,443,841	Series 2005-1-5A1,
	6.000%, 03/25/2035	1,400,921
231,298	Series 2006-2-1A9,
	6.000%, 03/25/2036	201,337
798,022	Series 2006-8-A6,
	5.768%, 10/25/2036	587,737
	Wells Fargo Alternative Loan Trust
780,336	Series 2007-PA2-3A1,
	0.543%, 06/25/2037	406,969
1,149,556	Series 2007-PA2-3A2,
	6.457%, 06/25/2037	275,586
	Wells Fargo Mortgage Backed Securities Trust
66,173	Series 2003-J-1A9,
	4.532%, 10/25/2033	66,083
249,594	Series 2004-A-A1,
	4.908%, 02/25/2034	250,935
85,559	Series 2005-11-2A3,
	5.500%, 11/25/2035	86,991
118,231	Series 2005-12-1A2,
	5.500%, 11/25/2035	119,165
1,035,577	Series 2005-12-1A5,
	5.500%, 11/25/2035	1,043,574
322,524	Series 2005-17-1A1,
	5.500%, 01/25/2036	325,424
2,205,901	Series 2006-AR2-2A5,
	2.641%, 03/25/2036	2,064,626
610,878	Series 2006-AR19-A1,
	5.409%, 12/25/2036	591,361
2,079,714	Series 2007-3-1A4,
	6.000%, 04/25/2037	1,986,179

TOTAL MORTGAGE BACKED SECURITIES
(cost $138,249,285)		150,504,028

Contracts
PURCHASED OPTIONS: 0.1%
	Actavis, Inc. Put Option
49	Exercise Price $115.00
	Expiration Date: August 2013	8,820
43	Exercise Price $110.00
	Expiration Date: November 2013	14,620
	Dell, Inc. Call Option
520	Exercise Price $13.00
	Expiration Date: November 2013	36,400
	Dole Food Co., Inc. Put Option
142	Exercise Price $11.00
	Expiration Date: October 2013	3,550
	Financial Select Sector SPDR ETF Put Option
2,446	Exercise Price $18.00
	Expiration Date: August 2013	44,028

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2013 (Unaudited)

Contracts		Value
PURCHASED OPTIONS (CONTINUED)
	Genworth Financial, Inc. Put Option
286	Exercise Price $10.00
	Expiration Date: September 2013	$10,725
	iShares Russell 2000 Index Put Option
113	Exercise Price $94.00
	Expiration Date: August 2013	21,470
	Liberty Global, Inc. - Class A Put Option
5	Exercise Price $80.00
	Expiration Date: July 2013	3,300
31	Exercise Price $85.00
	Expiration Date: July 2013	35,960
	Linn Energy LLC Call Option
218	Exercise Price $32.00
	Expiration Date: July 2013	50,576
	SPDR S&P 500 ETF Trust Put Option
253	Exercise Price $157.00
	Expiration Date: August 2013	65,021
	Sprint Nextel Corp. Call Option
466	Exercise Price $7.00
	Expiration Date: August 2013	7,456
	Sprint Nextel Corp. Put Option
122	Exercise Price $7.00
	Expiration Date: August 2013	1,586
	Valeant Pharmaceuticals International, Inc. Put Option
48	Exercise Price $87.50
	Expiration Date: August 2013	26,640
48	Exercise Price $85.00
	Expiration Date: August 2013	20,160
	Warner Chilcott Plc - Class A Put Option
67	Exercise Price $17.00
	Expiration Date: July 2013	1,005

TOTAL PURCHASED OPTIONS
(cost $419,514)		351,317

Principal
Amount^
SHORT-TERM INVESTMENTS: 19.9%
TREASURY BILLS: 0.2%
	United States Treasury Bills
$1,100,000	0.010%, 09/19/2013 (b)	1,099,773

TOTAL TREASURY BILLS
(cost $1,099,773)		1,099,773

REPURCHASE AGREEMENTS: 19.7%
117,634,000	FICC, 0.010%, 06/28/2013, due
	07/01/2013 [collateral: par value
	$119,615,000, U.S. Treasury
	Note, 0.250%, due 09/30/2014;
	U.S. Treasury Note, 2.625%,
	due 12/31/2014; Freddie Mac,
	0.625%, 12/29/2014; U.S. Treasury
	Note, 4.000%, due 02/15/2015;
	value $120,002,572] (proceeds
	$117,634,000)	117,634,000
TOTAL REPURCHASE AGREEMENTS
(cost $117,634,000)		117,634,000

TOTAL SHORT-TERM INVESTMENTS
(cost $118,733,773)		118,733,773

TOTAL INVESTMENTS IN SECURITIES
(cost $601,190,491): 104.6%		625,330,271

Liabilities in Excess of Other Assets: (4.6)%		(27,589,259)

Net Assets: 100.0%		$597,741,012

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.
(b)	Securities pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions with an aggregate fair value of $60,730,135.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
#	Illiquid Security at June 30, 2013, at which time the aggregate value of illiquid securities are $3,936,258 or 0.7% of net assets.
(1)	Unsettled bank loan as of June 30, 2013, therefore, no rate or maturity date is available.
(2)	Floating Interest Rate.
(3)	When Issued Security.

The accompanying notes are an integral part of these financial statements.

70 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS
800	Baytex Energy Corp.	$28,842
15,606	Ceco Environmental Corp.	191,954
200	Chevron Corp.	23,668
2,500	Clearwire Corp. - Class A*	12,450
500	ConocoPhillips	30,250
1,100	Crescent Point Energy Corp.	37,324
17,965	Cynosure, Inc. - Class A*	466,731
300	Exxon Mobile Corp.	27,105
33,864	Fidelity National Financial, Inc. - Class A	806,302
4,391	Gannett Co., Inc.	107,404
129,776	Great-West Lifeco, Inc.	3,522,007
35,776	IntercontinentalExchange, Inc.*	6,359,542
1,800	Lam Research Corp.*	64,530
70,951	M&T Bank Corp.	7,928,773
246,907	New Gold, Inc.*	1,585,143
113,100	Nissan Motor Co. Ltd.	1,145,533
346,666	Office Depot, Inc.*	1,341,597
6,400	Pennsylvania Real Estate Investment Trust	120,832
2,400	Pitney Bowes, Inc.	35,232
500	Royal Dutch Shell Plc - ADR	31,900
138,993	Stewart Enterprises, Inc. - Class A	1,819,418
600	Total S.A. - ADR	29,220
2,328	United States Steel Corp.	40,810
22,326	Verizon Communications, Inc.	1,278,636
191,380	WhiteWave Foods Co. - Class A*	3,109,925

TOTAL COMMON STOCKS
(Proceeds $28,186,039)		30,145,128

EXCHANGE TRADED FUNDS
21,512	Health Care Select Sector SPDR Fund	1,024,186
22,550	iShares S&P/TSX Capped Energy Fund	328,195
22,690	SPDR S&P 500 ETF Trust	2,184,617
8,996	SPDR S&P Insurance ETF	485,604

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $4,103,272)		4,022,602

Principal Amount^
CORPORATE BONDS
	Kinder Morgan Energy Partners LP
860,945	3.950%, 09/01/2022	808,473
	Softbank Corp. (a)
968,220	4.500%, 04/15/2020	942,792

TOTAL CORPORATE BONDS
(cost $1,829,165)		1,751,265

TOTAL SECURITIES SOLD SHORT
(Proceeds $34,118,476)		$35,918,995

ADR	American Depository Receipt.
*	Non-Income Producing Security.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2013 (Unaudited)

				Unrealized
	Number of Contracts			Appreciation
Description	Purchased / (Sold)	Notional Value	Expiration Date	(Depreciation)
10YR U.S. Treasury Note Futures	(49)	$(6,201,563)	9/2013	$142,317
Euro Stoxx 50 Index Futures	(20)	(519,600)	9/2013	13,493
NIKKEI 225 Index Futures	5	68,400,000	9/2013	41,314
S&P 500 E Mini Index Futures	(50)	(3,998,250)	9/2013	51,604
U.S. Long Bond Futures	(2)	(271,687)	9/2013	9,559
	(116)	57,408,900	—	258,287

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2013 (Unaudited)

				Implied Credit			Upfront	Unrealized
	Maturity		Fixed Deal	Spread at	Notional		Premiums Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	June 30, 2013	Amount	Fair Value	(Received)	(Depreciation)
Credit Default Swaps
ACE INA Holdings, Inc.
(Buy Protection)	6/20/2018	BOA	(1.000)%	0.350%	(1,100,000)	(30,760)	(36,673)	5,913
Anadarko Petroleum Corp.		Citigroup Global
(Sell Protection)	6/20/2018	Markets, Inc.	1.000%	1.080%	1,100,000	(3,132)	(4,373)	1,241
Aramark Corp.		Deutsche Bank
(Buy Protection)	3/20/2018	Securities, Inc.	(5.000)%	2.800%	(300,000)	(31,273)	(29,660)	(1,613)
Aramark Corp.		Deutsche Bank
(Buy Protection)	3/20/2018	Securities, Inc.	(5.000)%	2.770%	(300,000)	(31,273)	(30,101)	(1,172)
Aramark Corp.		Deutsche Bank
(Buy Protection)	3/20/2018	Securities, Inc.	(5.000)%	2.720%	(500,000)	(52,121)	(51,398)	(723)
Bank of Scotland Plc
(Buy Protection)	6/20/2017	BOA	(1.000)%	1.850%	(600,000)	(9,629)	30,443	(40,072)
Boston Scientific Corp.		Deutsche Bank
(Buy Protection)	9/20/2017	Securities, Inc.	(1.000)%	1.320%	(750,000)	(11,345)	11,732	(23,077)
Boston Scientific Corp.
(Buy Protection)	6/20/2017	BOA	(1.000)%	1.170%	(600,000)	(9,553)	5,070	(14,623)
Boyd Gaming Corp.		Credit Suisse
(Sell Protection)	3/20/2018	Securities LLC	5.000%	8.380%	425,000	(19,397)	(56,313)	36,916
Boyd Gaming Corp.		Credit Suisse
(Sell Protection)	3/20/2018	Securities LLC	5.000%	8.410%	500,000	(22,819)	(66,875)	44,056
CDX 19 IG 100
12/20/2017
(Buy Protection)	12/20/2017	BOA	(1.000)%	0.836%	(675,000)	(6,895)	(5,115)	(1,780)
CDX 19 IG 100
12/20/2017		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(1.000)%	0.797%	(1,000,000)	(10,214)	(9,347)	(867)
CDX 19 IG 100
12/20/2017		Citigroup Global
(Buy Protection)	12/20/2017	Markets, Inc.	(1.000)%	0.894%	(700,000)	(7,150)	(3,526)	(3,624)
CDX 19 IG 100
12/20/2017		Citigroup Global
(Buy Protection)	12/20/2017	Markets, Inc.	(1.000)%	0.885%	(900,000)	(9,193)	(4,899)	(4,294)
CDX 19 IG 100
12/20/2017
(Buy Protection)	12/20/2017	BOA	(1.000)%	0.866%	(100,000)	(1,021)	(636)	(385)
CDX 19 IG 100
12/20/2017		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(1.000)%	0.910%	(200,000)	(2,043)	(853)	(1,190)
CDX 19 IG 100
12/20/2017
(Buy Protection)	12/20/2017	BOA	(1.000)%	0.883%	(400,000)	(4,086)	(2,221)	(1,865)
CDX 20 HY 500
06/20/2018		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(5.000)%	4.342%	(1,000,000)	(27,500)	(27,500)	—
CDX 20 HY 500
06/20/2018
(Buy Protection)	6/20/2018	BOA	(5.000)%	4.350%	(1,000,000)	(27,190)	(30,313)	3,123
CDX 20 HY 500
06/20/2018		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(5.000)%	4.350%	(2,500,000)	(68,750)	(73,438)	4,688
CDX 20 HY 500
06/20/2018		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(5.000)%	4.300%	(375,000)	(11,351)	(11,719)	368
CDX 20 HY 500
06/20/2018		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(5.000)%	3.480%	(1,800,000)	(54,485)	(122,625)	68,140

The accompanying notes are an integral part of these financial statements.

72 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2013 (Unaudited)

				Implied Credit			Upfront	Unrealized
	Maturity		Fixed Deal	Spread at	Notional		Premiums Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	June 30, 2013	Amount	Fair Value	(Received)	(Depreciation)

Credit Default Swaps (continued)
CDX 20 HY 500
06/20/2018		Deutsche Bank
(Buy Protection)	6/20/2018	Securities, Inc.	(5.000)%	3.580%	(1,800,000)	(54,485)	(111,165)	56,680
CDX 20 HY 500
06/20/2018		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(5.000)%	3.848%	(575,000)	(17,405)	(29,020)	11,615
CDX 20 HY 500
6/20/2018		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(5.000)%	4.300%	(1,000,000)	(30,269)	(31,250)	981
Chubb Corp.
(Buy Protection)	6/20/2018	BOA	(1.000)%	0.360%	(1,100,000)	(32,009)	(36,093)	4,084
Clear Channel
Communications, Inc.		Credit Suisse
(Sell Protection)	3/20/2015	Securities LLC	5.000%	8.460%	550,000	(29,368)	(33,688)	4,320
Dell, Inc.		Deutsche Bank
(Buy Protection)	3/20/2018	Securities, Inc.	(1.000)%	4.320%	(950,000)	102,275	134,244	(31,969)
Dell, Inc.
(Buy Protection)	3/20/2018	BOA	(1.000)%	3.450%	(600,000)	64,595	65,519	(924)
Dell, Inc.
(Buy Protection)	3/20/2018	BOA	(1.000)%	3.400%	(350,000)	37,680	37,516	164
Deutsche Bank AG
(Buy Protection)	6/20/2017	BOA	(1.000)%	1.930%	(550,000)	(3,519)	29,779	(33,298)
EFIH Finance, Inc.		Credit Suisse
(Sell Protection)	6/20/2015	Securities LLC	5.000%	1.063%	650,000	(99,555)	(65,000)	(34,555)
EFIH Finance, Inc.		Credit Suisse
(Sell Protection)	6/20/2015	Securities LLC	5.000%	1.100%	650,000	(92,863)	(64,653)	(28,210)
Electricite de France
(Buy Protection)	12/20/2017	BOA	(1.000)%	1.050%	(550,000)	(7,123)	1,858	(8,981)
Exelon Generation Co.
LLC		Credit Suisse
(Sell Protection)	6/20/2018	Securities LLC	1.000%	1.400%	1,350,000	(34,613)	(25,179)	(9,434)
FirstEnergy Corp.		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(1.000)%	1.400%	(1,350,000)	36,143	25,568	10,575
Ford Motor Co.
(Sell Protection)	9/20/2017	BOA	5.000%	2.980%	750,000	103,740	68,238	35,502
Freeport-McMoRan
Copper and Gold, Inc.		Citigroup Global
(Sell Protection)	6/20/2018	Markets, Inc.	1.000%	1.560%	1,100,000	(58,040)	(29,986)	(28,054)
Freescale
Semiconductor, Inc.		Credit Suisse
(Buy Protection)	3/20/2018	Securities LLC	(5.000)%	6.300%	(575,000)	4,161	29,469	(25,308)
Freescale
Semiconductor, Inc.		Credit Suisse
(Buy Protection)	3/20/2018	Securities LLC	(5.000)%	6.340%	(425,000)	3,076	22,312	(19,236)
General Mills, Inc.		Credit Suisse
(Buy Protection)	6/20/2018	Securities LLC	(1.000)%	0.470%	(1,200,000)	(35,263)	(32,451)	(2,812)
Hewlett-Packard Co.
(Sell Protection)	6/20/2017	BOA	1.000%	1.900%	700,000	(1,644)	(29,359)	27,715
HJ Heinz Co.		Credit Suisse
(Buy Protection)	3/20/2018	Securities LLC	(1.000)%	1.700%	(1,050,000)	23,363	34,655	(11,292)
ITRX EUR XOVER
Series 18 500
12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000)%	5.490%	(390,000)	(17,107)	10,156	(27,263)
ITRX Series 18 EUR 100
12/20/2017
(Buy Protection)	12/20/2017	BOA	(1.000)%	1.269%	(350,000)	1,914	5,851	(3,937)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2013 (Unaudited)

				Implied Credit			Upfront	Unrealized
	Maturity		Fixed Deal	Spread at	Notional		Premiums Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	June 30, 2013	Amount	Fair Value	(Received)	(Depreciation)

Credit Default Swaps (continued)
ITRX Series 18 EUR
SUB 500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000)%	2.630%	(120,000)	(17,286)	(16,388)	(898)
ITRX Series 18 EUR
SUB 500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000)%	2.520%	(500,000)	(72,027)	(72,654)	627
ITRX Series 18 EUR
SUB 500 12/20/2017
(Buy Protection)	12/20/2017	BOA	(5.000)%	2.260%	(700,000)	(100,839)	(117,199)	16,360
J.C. Penney Corp., Inc.		Citigroup Global
(Sell Protection)	6/20/2015	Markets, Inc.	5.000%	6.990%	600,000	(1,582)	(23,250)	21,668
Newmont Mining Corp.
(Sell Protection)	6/20/2017	BOA	1.000%	1.270%	600,000	(25,918)	(7,969)	(17,949)
Tesoro Corp.		Citigroup Global
(Buy Protection)	9/20/2017	Markets, Inc.	(5.000)%	2.950%	(750,000)	(99,712)	(69,341)	(30,371)
Textron Financial Corp.
(Buy Protection)	3/20/2017	BOA	(1.000)%	3.700%	(725,000)	(19,430)	(22,351)	2,921
TRX EUR SUB FIN 500
Series 19 06/20/2018
(Buy Protection)	6/20/2018	BOA	(5.000)%	2.570%	(800,000)	(116,911)	(119,820)	2,909
Westvaco Corp.
(Buy Protection)	9/20/2017	BOA	(1.000)%	1.270%	(200,000)	(502)	2,632	(3,134)
Westvaco Corp.		Credit Suisse
(Buy Protection)	12/20/2017	Securities LLC	(1.000)%	1.220%	(900,000)	1,590	9,739	(8,149)

The accompanying notes are an integral part of these financial statements.

74 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2013 (Unaudited)

							Upfront
							Premiums	Unrealized
	Maturity		Fixed	Floating Rate	Notional		Paid	Appreciation /
Description	Date	Counterparty	Rate	Index	Amount	Fair Value	(Received)	(Depreciation)

Total Return Swaps
Flinders Mines Ltd.				1-Month
(AUD)	1/31/2018	UBS	0.229%	AUD-LIBOR	63,626	(32,596)	(31,813)	(783)
Hoganas AB ORD B		Goldman Sachs		1-Month
(SEK)	4/30/2014	International	0.450%	SEK-STIBOR-SIDE	973,572	(8,895)	—	(8,895)
Ithaca Energy, Inc.				1-Month
(GBP)	3/5/2014	UBS	1.205%	GBP-LIBOR-BBA	121,266	(60,208)	(60,633)	425
Yancoal Australia Ltd.				1-Month
(AUD)	1/31/2018	UBS	1.288%	AUD-LIBOR	84,722	2,400	—	2,400
Yancoal Australia Ltd.				1-Month
(AUD)	1/31/2018	UBS	2.392%	AUD-LIBOR	463,646	5,162	—	5,162
Yanzhou Coal Mining Co.				1-Month		8,040	—	8,040
(HKD)	5/23/2014	UBS	8.420%	HKD-HIBOR-HKAB	27,839
						(1,126,210)	(1,072,066)	(54,144)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 75

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at June 30, 2013 (Unaudited)

Contracts		Value
	BMC Software, Inc. Call Option
62	Exercise Price $46.00,
	Expiration Date: August 2013	$310
31	Exercise Price $47.00,
	Expiration Date: August 2013	465
	Clearwire Corp. - Class A Call Option
304	Exercise Price $3.50,
	Expiration Date: July 2013	44,840
	Cooper Tire & Rubber Co. Call Option
10	Exercise Price $32.00,
	Expiration Date: July 2013	1,450
	Cooper Tire & Rubber Co. Put Option
145	Exercise Price $30.00,
	Expiration Date: July 2013	2,175
	Genworth Financial, Inc. Call Option
235	Exercise Price $11.00,
	Expiration Date: July 2013	13,865
	Genworth Financial, Inc. Class A
	Call Option
286	Exercise Price $12.00,
	Expiration Date: July 2013	3,718
	Genworth Financial, Inc. Put Option
235	Exercise Price $11.00,
	Expiration Date: July 2013	4,465
	H.J. Heinz Co. Call Option
321	Exercise Price $75.00,
	Expiration Date: September 2013	0
	Life Technologies Corp. Call Option
10	Exercise Price $75.00,
	Expiration Date: July 2013	50
9	Exercise Price $75.00,
	Expiration Date: August 2013	45
	Linn Energy LLC Call Option
218	Exercise Price $35.00,
	Expiration Date: July 2013	7,630
	Office Depot, Inc. Call Option
28	Exercise Price $4.00,
	Expiration Date: July 2013	280
7	Exercise Price $4.50,
	Expiration Date: July 2013	35
	OffieMax, Inc. Call Option
99	Exercise Price $10.00,
	Expiration Date: July 2013	5,940
99	Exercise Price $11.00,
	Expiration Date: July 2013	990
	Sprint Nextel Corp. Call Option
110	Exercise Price $8.00,
	Expiration Date: July 2013	220
719	Exercise Price $8.00,
	Expiration Date: August 2013	2,157
	Sprint Nextel Corp. Put Option
110	Exercise Price $7.00,
	Expiration Date: July 2013	770
	Valeant Pharmaceuticals International, Inc.
	Call Option
96	Exercise Price $90.00,
	Expiration Date: July 2013	11,520

Total Options Written
(Premiums received $73,753)		$100,925

The accompanying notes are an integral part of these financial statements.

76 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(01/01/13 to	(01/01/13 to
	(01/01/13)	(06/30/13)	06/30/13)	06/30/13)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,103.00	$6.68	1.26%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,101.50	$8.00	1.51%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.85	$6.41	1.26%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.59	$7.68	1.51%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,047.90	$5.83	1.13%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,046.90	$7.12	1.38%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.25	$7.02	1.38%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,168.00	$8.14	1.49%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Litman Gregory Masters Focused Opportunities Fund – Institutional Actual	$1,000.00	$1,100.90	$6.94	1.31%
Litman Gregory Masters Focused Opportunities Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

Expense Examples | 77

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited) (Continued)

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(01/01/13 to	(01/01/13 to
	(01/01/13)	(06/30/13)	06/30/13)	06/30/13)
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,028.10	$8.59	1.68%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,027.00	$9.86	1.93%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.48	$9.80	1.93%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

78 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Assets and Liabilities at June 30, 2013 – (Unaudited)

			Smaller	Focused	Alternative
		International	Companies	Opportunities	Strategies
	Equity Fund	Fund	Fund	Fund	Fund
ASSETS
Investments in securities at cost	$273,982,724	$1,203,637,014	$46,709,959	$49,047,423	$483,556,491
Repurchase agreements at cost	24,895,000	101,574,000	20,353,000	—	117,634,000
Total investments at cost	$298,877,724	$1,305,211,014	$67,062,959	$49,047,423	$601,190,491
Investments in securities at value	$322,216,282	$1,316,598,774	$57,247,808	$61,515,302	$507,696,271
Repurchase agreements at value	24,895,000	101,574,000	20,353,000	—	117,634,000
Total investments at value	347,111,282	1,418,172,774	77,600,808	61,515,302	625,330,271
Cash	8,343	3,864	2,512	728,211	1,674,857
Cash, denominated in foreign currency
(cost of $11, $6,320,493, $—, $— and $265,178, respectively)	11	6,315,963	—	—	263,607
Deposit at Brokers for securities sold short, options and swaps	—	—	—	—	36,887,956
Receivables:
Securities sold	5,622,398	6,087,585	383,279	—	4,623,170
Dividends and interest	258,258	1,962,644	37,019	143,854	3,284,890
Fund shares sold	53,557	3,119,759	47,371	74,950	5,836,132
Foreign tax reclaim	27,690	1,826,629	—	13,912	16,142
Variation margin	—	—	—	—	72,459
Other Receivables	—	—	—	—	309
Unrealized gain on forward exchange contracts	118,987	3,105,077	—	100,364	1,294,885
Unrealized gain on swaps	—	—	—	—	384,224
Prepaid expenses	40,435	30,071	15,207	13,657	10,567
Total assets	353,240,961	1,440,624,366	78,086,196	62,590,250	679,679,469
LIABILITIES
Written options (premiums received, $—,
$—, $—, $—, and $73,753 respectively)	—	—	—	—	100,925
Securities sold short (proceeds, $—,
$—, $—, $—, and $34,118,476 respectively)	—	—	—	—	35,918,995
Payables:
Advisory fees	289,810	1,054,136	63,085	51,922	540,779
Securities purchased	5,806,226	17,167,601	1,337,589	—	22,761,841
Fund shares redeemed	2,096,147	903,294	75,448	24,407	88,952
Foreign taxes withheld	3,102	151,658	—	1,437	3,689
Trustees fees	4,356	6,522	3,100	3,118	2,768
Professional fees	23,351	54,754	11,753	11,443	31,166
Line of credit	—	—	—	—	20,500,000
Paydowns	—	—	—	—	4,725
Line of credit interest	—	—	—	—	24,986
Dividend and interest on swaps	—	—	—	—	33,112
Unfunded loan commitment	—	—	—	—	5,000
Short dividend	—	—	—	—	160,758
Swap premiums received	—	—	—	—	1,072,066
Unrealized loss on forward exchange contracts	9,870	260,137	—	15,441	83,323
Unrealized loss on swaps	—	—	—	—	438,368
Distribution fees for investor class (See Note 9)	102	63,173	—	—	46,164
Accrued other expenses	59,252	515,026	25,003	11,796	120,840
Total liabilities	8,292,216	20,176,301	1,515,978	119,564	81,938,457
NET ASSETS	$344,948,745	$1,420,448,065	$76,570,218	$62,470,686	$597,741,012

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities | 79

Litman Gregory Funds Trust

Statements of Assets and Liabilities at June 30, 2013 – (Unaudited) (Continued)

			Smaller	Focused	Alternative
		International	Companies	Opportunities	Strategies
	Equity Fund	Fund	Fund	Fund	Fund
Institutional Class:
Net Assets	$344,873,548	1,122,668,791	76,570,218	62,470,686	502,007,525
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	22,530,080	71,307,379	4,283,929	4,891,235	44,789,929
Net asset value, offering and redemption price per share	$15.31	$15.74	$17.87	$12.77	$11.21
Investor Class:
Net Assets	$75,197	297,779,274	—	—	95,733,487
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	4,951	19,067,240	—	—	8,533,665
Net asset value, offering and redemption price per share	$15.19	$15.62	$—	$—	$11.22
COMPONENTS OF NET ASSETS
Paid in capital	$292,995,398	$1,558,131,942	$104,986,024	$65,967,264	572,567,971
Undistributed net investment income (loss)	(211,321)	31,746,356	(299,856)	424,342	3,091,979
Accumulated net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	3,824,904	(285,219,066)	(38,653,799)	(16,469,363)	(1,644,887)
Net unrealized appreciation\depreciation on:
Investments	48,233,558	112,961,760	10,537,849	12,467,879	24,139,780
Foreign currency translations	106,206	2,827,073	—	80,564	1,211,701
Short sales	—	—	—	—	(1,800,519)
Written options	—	—	—	—	(27,172)
Futures	—	—	—	—	258,287
Foreign capital gains tax	—	—	—	—	(1,984)
Swaps	—	—	—	—	(54,144)
Net assets	$344,948,745	$1,420,448,065	$76,570,218	$62,470,686	$597,741,012

The accompanying notes are an integral part of these financial statements.

80 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Operations For the Six Months Ended June 30, 2013 – (Unaudited)

			Smaller	Focused	Alternative
		International	Companies	Opportunities	Strategies
	Equity Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $58,159, $3,025,837, $0, $9,275, and $83,875 respectively)	$1,551,203	$25,783,433	$256,521	$470,832	$2,492,811
Interest	309	52,188	288	—	9,546,597
Total income	1,551,512	25,835,621	256,809	470,832	12,039,408
Expenses
Advisory fees	1,581,685	7,956,133	425,052	337,002	3,525,533
Transfer agent fees	63,716	496,007	22,693	4,602	120,488
Fund accounting fees	42,675	47,589	35,367	28,391	73,983
Administration fees	34,059	161,170	7,868	6,464	56,793
Professional fees	29,175	169,354	9,694	7,822	71,416
Trustee fees	23,705	58,113	18,446	17,987	28,327
Custody fees	31,772	713,258	16,022	9,992	276,227
Reports to shareholders	24,829	99,042	16,368	2,690	20,729
Registration expense	15,902	22,003	9,751	10,049	16,087
Miscellaneous	8,901	44,819	2,328	3,189	49,681
Insurance expense	4,596	24,750	1,252	1,050	7,609
Dividend & interest expense	—	—	—	—	425,119
Chief Compliance Officer fees	5,352	5,352	5,352	5,352	5,352
Distribution fees for investor class (See Note 9)	71	370,833	—	—	92,937
Total expenses	1,866,438	10,168,423	570,193	434,590	4,770,281
Less: fees waived (see Note 3)	(53,789)	(1,342,889)	(13,528)	(31,860)	(455,307)
Net expenses	1,812,649	8,825,534	556,665	402,730	4,314,974
Net investment income (loss)	(261,137)	17,010,087	(299,856)	68,102	7,724,434

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of capital gains tax of $0, $0, of $0, $0, and $2,282 respectively)	3,408,319	99,528,576	11,672,555	3,112,098	4,544,446
Foreign currency transactions	(2,221)	2,015,877	—	(194,345)	1,027,034
Short sales	—	—	—	—	(3,374,840)
Options	—	107,151	—	—	(586,659)
Futures	—	—	—	—	(182,810)
Swap contracts	—	—	—	—	(394,166)
Net realized gain	3,406,098	101,651,604	11,672,555	2,917,753	1,033,005
Net change in unrealized appreciation/depreciation on:
Investments	16,590,453	(46,556,902)	193,513	2,404,256	1,725,620
Foreign currency transactions	106,326	2,152,001	—	402,150	1,194,958
Short sales	—	—	—	—	(1,597,885)
Options	—	—	—	—	200,478
Futures	—	—	—	—	261,161
Foreign capital gains tax	—	—	—	—	(1,984)
Swap contracts	—	—	—	—	(24,495)
Net unrealized appreciation/depreciation:	16,696,779	(44,404,901)	193,513	2,806,406	1,757,853
Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	20,102,877	57,246,703	11,866,068	5,724,159	2,790,858
Net increase in net assets resulting from operations	$19,841,740	$74,256,790	$11,566,212	$5,792,260	$10,515,292

The accompanying notes are an integral part of these financial statements.

Statements of Operations | 81

Litman Gregory Funds Trust

Statements of Changes in Net Assets

	Equity Fund		International Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2013#	2012	June 30, 2013#	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(261,137)	$269,954	$17,010,087	$14,447,795
Net realized gain (loss) on investments and foreign currency	3,406,098	26,003,727	101,651,604	(5,626,224)
Net change in unrealized appreciation/depreciation on investments and foreign currency	16,696,779	12,144,854	(44,404,901)	252,320,434
Net increase in net assets resulting from operations	19,841,740	38,418,535	74,256,790	261,142,005
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(216,546)	—	(5,457,325)
Investor Class	—	—	—	(1,276,919)
From net realized gain
Institutional Class	—	(4,837,740)	—	—
Investor Class	—	(1,519)	—	—
Total distributions	—	(5,055,805)	—	(6,734,244)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	13,014,188	16,030,792	130,656,785	150,504,942
Institutional Class – proceeds in connection with merger (See Note 16)	76,285,245	—	—	—
Investor Class	30,500	65,161	10,941,874	604,078
Reinvested distributions
Institutional Class	14	4,935,171	—	4,030,216
Investor Class	—	1,519	—	1,276,795
Redemption fee proceeds
Institutional Class	8,827	15,065	47,740	159,389
Investor Class	—	—	—	—
Payment for shares redeemed
Institutional Class	(38,654,077)	(86,442,922)	(245,097,846)	(362,475,255)
Investor Class	(47,833)	(317,993)	(444,320)	(12,831,547)
Net increase (decrease) in net assets from capital share transactions	50,636,864	(65,713,207)	(103,895,767)	(218,731,382)
Total increase (decrease) in net assets	70,478,604	(32,350,477)	(29,638,977)	35,676,379
NET ASSETS
Beginning of period	274,470,141	306,820,618	1,450,087,042	1,414,410,663
End of period	$344,948,745	$274,470,141	$1,420,448,065	$1,450,087,042
Undistributed net investment income (loss)	$(211,321)	$49,816	$31,746,356	$14,736,269
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	867,545	1,201,083	8,202,127	11,210,904
Sold – shares in connection with merger (See Note 16)	4,461,002	—	—	—
Reinvested distributions	1	361,551	—	271,395
Redeemed	(2,565,110)	(6,463,884)	(15,131,635)	(26,547,754)
Net increase (decrease) from capital share transactions	2,763,438	(4,901,250)	(6,929,508)	(15,065,455)
Investor Class:
Sold	1,989	4,919	695,909	45,962
Reinvested distributions	—	112	—	86,563
Redeemed	(3,279)	(24,609)	(28,146)	(953,905)
Net increase (decrease) from capital share transactions	(1,290)	(19,578)	667,763	(821,380)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

82 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Changes in Net Assets – (Continued)

	Smaller Companies Fund		Focused Opportunities Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2013#	2012	June 30, 2013#	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(299,856)	$(407,192)	$68,102	$237,825
Net realized gain on investments and foreign currency	11,672,555	13,482,920	2,917,753	4,906,482
Net change in unrealized appreciation/depreciation on investments and foreign currency	193,513	(771,392)	2,806,406	4,405,135
Net increase in net assets resulting from operations	11,566,212	12,304,336	5,792,261	9,549,442
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	—	(585,002)
From net realized gain			—	—
Institutional Class	—	—
Total distributions	—	—	—	(585,002)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	2,069,374	4,137,552	2,524,504	3,645,171
Reinvested distributions
Institutional Class	—	—	—	584,103
Redemption fee proceeds
Institutional Class	493	534	—	412
Payment for shares redeemed
Institutional Class	(8,354,657)	(15,731,961)	(3,713,736)	(12,287,671)
Net decrease in net assets from capital share transactions	(6,284,790)	(11,593,875)	(1,189,232)	(8,057,985)
Total increase in net assets	5,281,422	710,461	4,603,029	906,455
NET ASSETS
Beginning of period	71,288,796	70,578,335	57,867,657	56,961,202
End of period	$76,570,218	$71,288,796	$62,470,686	$57,867,657
Undistributed net investment income (loss)	$(299,856)	$—	$424,342	$356,240
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	121,668	286,926	203,202	334,163
Reinvested distributions	—	—	—	51,103
Redeemed	(497,090)	(1,096,547)	(298,992)	(1,113,318)
Net decrease from capital share transactions	(375,422)	(809,621)	(95,790)	(728,052)

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets | 83

Litman Gregory Funds Trust

Statements of Changes in Net Assets – (Continued)

	Alternative Strategies Fund
	Six Months	Year Ended
	Ended	December 31,
	June 30, 2013#	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,724,434	$9,677,651
Net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	1,033,005	(3,354,569)
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	1,757,853	19,508,934
Net increase in net assets resulting from operations	10,515,292	25,832,016
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(4,509,881)	(7,389,041)
Investor Class	(714,979)	(1,041,308)
From net realized gain
Institutional Class	—	(193,953)
Investor Class	—	(33,081)
Total distributions	(5,224,860)	(8,657,383)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	176,360,666	202,978,771
Investor Class	40,645,052	45,122,136
Reinvested distributions
Institutional Class	4,423,501	7,515,459
Investor Class	709,530	1,072,968
Redemption fee proceeds
Institutional Class	5,402	37,812
Investor Class	11,966	11,532
Payment for shares redeemed
Institutional Class	(32,650,147)	(28,317,438)
Investor Class	(4,805,996)	(7,055,597)
Net increase in net assets from capital share transactions	184,699,974	221,365,643
Total increase in net assets	189,990,406	238,540,276
NET ASSETS
Beginning of period	407,750,606	169,210,330
End of period	$597,741,012	$407,750,606
Undistributed net investment income	$3,091,979	$592,405
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	15,564,811	18,897,169
Reinvested distributions	393,359	691,560
Redeemed	(2,880,943)	(2,607,112)
Net increase from capital share transactions	13,077,227	16,981,617
Investor Class:
Sold	3,585,764	4,196,492
Reinvested distributions	63,041	98,711
Redeemed	(424,639)	(649,684)
Net increase from capital share transactions	3,224,166	3,645,519

# Unaudited.

The accompanying notes are an integral part of these financial statements.

84 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2013#		2012		2011		2010		2009		2008
Net asset value, beginning of period	$13.88		$12.43		$12.97		$10.88		$7.54		$15.17

Income from investment operations:
Net investment income (loss)	(0.01)		0.01		(0.04)		(0.03)		(0.04)		(0.01)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.44		1.70		(0.50)		2.12		3.38		(7.03)

Total income (loss) from investment operations	1.43		1.71		(0.54)		2.09		3.34		(7.04)
Less distributions:
From net investment income	—		(0.01)		—		—		—		(0.01)
From net realized gain	—		(0.25)		—		—		—		(0.58)

Total distributions	—		(0.26)		—		—		—		(0.59)

Redemption fee proceeds	—	^	—	^	—	^	—	^	—	^	— ^

Net asset value, end of period	$15.31		$13.88		$12.43		$12.97		$10.88		$7.54

Total return	10.30	%+	13.78%		(4.16)%		19.21%		44.30%		(46.76)%

Ratios/supplemental data:
Net assets, end of period (millions)	$344.9		$274.4		$306.5		$345.7		$316.2		$256.6
Ratio of total expenses to average net assets:
Before fees waived	1.30	%*	1.30%		1.28%		1.29%		1.34%		1.25%
After fees waived	1.26	%*	1.28	%²	1.26%		1.27%		1.33%		1.24%

Ratio of net investment income (loss) to average net assets:	(0.18	)%*	0.09%		(0.26)%		(0.30)%		(0.39)%		(0.04)%

Portfolio turnover rate	88.67	%¹+	74.03	%¹	71.42	%¹	77.22	%¹	87.83	%¹	101.71%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 85

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2013#		2012		2011		2010		2009		2008
Net asset value, beginning of period	$15.02		$12.58		$15.05		$13.05		$9.47		$18.68

Income from investment operations:
Net investment income	0.21		0.16		0.11		0.07		0.06		0.32
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.51		2.35		(2.55)		2.00		3.59		(8.77)
Total income (loss) from investment operations	0.72		2.51		(2.44)		2.07		3.65		(8.45)
Less distributions:
From net investment income	—		(0.07)		(0.03)		(0.07)		(0.07)		(0.39)
From net realized gain	—		—		—		—		—		(0.37)

Total distributions	—		(0.07)		(0.03)		(0.07)		(0.07)		(0.76)
Redemption fee proceeds	—	^	—	^	—	^	—	^	—	^	— ^

Net asset value, end of period	$15.74		$15.02		$12.58		$15.05		$13.05		$9.47

Total return	4.79	%+	19.96%		(16.24)%		15.86%		38.54%		(45.47)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,122.7		$1,175.5		$1,173.6		$1,449.0		$1,241.0		$893.9

Ratio of total expenses to average net assets:
Before fees waived	1.31	%*	1.30%		1.26%		1.28%		1.27%		1.22%
After fees waived	1.13	%*	1.15	%²	1.11%		1.14%		1.15%		1.07%
Ratio of net investment income to average net assets:	2.32	%*	1.05%		0.73%		0.51%		0.53%		2.19%

Portfolio turnover rate	87.32	%[1]+	107.28	%¹	127.07	%¹	98.74	%¹	104.05	%¹	113.63%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

86 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months Ended		Year Ended December 31,
	June 30, 2013#		2012		2011	2010	2009	2008
Net asset value, beginning of period	$15.30		$12.91		$12.85	$10.51	$6.98	$13.36

Income from investment operations:
Net investment loss	(0.07)		(0.09)		(0.15)	(0.08)	(0.07)	(0.02)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	2.64		2.48		0.21	2.42	3.60	(5.96)

Total income (loss) from investment operations	2.57		2.39		0.06	2.34	3.53	(5.98)

Less distributions:
From net realized gain	—		—		—	—	—	(0.40)

Total distributions	—		—		—	—	—	(0.40)

Redemption fee proceeds	—	^	—	^	— ^	— ^	— ^	— ^

Net asset value, end of period	$17.87		$15.30		$12.91	$12.85	$10.51	$6.98

Total return	16.80	%+	18.51%		0.47%	22.26%	50.57%	(44.81)%

Ratios/supplemental data:
Net assets, end of period (millions)	$76.6		$71.3		$70.6	$85.1	$85.6	$89.4

Ratio of total expenses to average net assets:
Before fees waived	1.53	%*	1.58%		1.54%	1.56%	1.63%	1.39%
After fees waived	1.49	%*	1.57	%¹	1.54%^^	1.55%	1.62%	1.39%

Ratio of net investment loss to average net assets:	(0.80	)%*	(0.56)%		(1.06)%	(0.62)%	(0.73)%	(0.15)%

Portfolio turnover rate	84.20	%+	142.07%		125.18%	113.76%	131.36%	142.21%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%.
¹	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 87

Litman Gregory Masters Focused Opportunities Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months Ended		Year Ended December 31,
	June 30, 2013#		2012		2011	2010	2009	2008
Net asset value, beginning of period	$11.60		$9.97		$9.67	$8.46	$5.69	$11.48

Income from investment operations:
Net investment income	0.02		0.06		0.08	0.06	0.01	0.01
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.15		1.69		0.27	1.22	2.79	(5.66)

Total income (loss) from investment operations	1.17		1.75		0.35	1.28	2.80	(5.65)

Less distributions:
From net investment income	—		(0.12)		(0.05)	(0.07)	(0.03)	(0.08)
From net realized gain	—		—		—	—	—	(0.06)

Total distributions	—		(0.12)		(0.05)	(0.07)	(0.03)	(0.14)

Redemption fee proceeds	—	^	—	^	— ^	— ^	— ^	— ^

Net asset value, end of period	$12.77		$11.60		$9.97	$9.67	$8.46	$5.69

Total return	10.09	%+	17.55%		3.62%	15.13%	49.28%	(49.34)%

Ratios/supplemental data:
Net assets, end of period (millions)	$62.5		$57.9		$57.0	$65.5	$64.2	$51.2

Ratio of total expenses to average net assets:
Before fees waived	1.42	%*	1.46%		1.44%	1.45%	1.50%	1.36%
After fees waived	1.31	%*	1.36	%¹	1.34%	1.35%	1.40%	1.28%

Ratio of net investment income to average net assets:	0.22	%*	0.40%		0.70%	0.67%	0.19%	0.28%

Portfolio turnover rate	8.96	%+	19.91%		33.11%	45.47%	62.70%	72.09%

#	Unaudited.
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Ratio excludes $1,604 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

88 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months
	Ended		Year Ended		Period Ended
	June 30, 2013#		December 31, 2012		December 31, 2011**
Net asset value, beginning of period	$11.01		$10.32		$10.00

Income from investment operations:
Net investment income	0.15		0.30		0.03
Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.16		0.67		0.31

Total income from investment operations	0.31		0.97		0.34

Less distributions:
From net investment income	(0.11)		(0.27)		(0.02)
From net realized gain	––		(0.01)		––	^

Total distributions	(0.11)		(0.28)		(0.02)

Redemption fee proceeds	––	^	––	^	––

Net asset value, end of period	$11.21		$11.01		$10.32

Total return	2.81	%+	9.41%		3.41	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$502.0		$349.2		$152.0

Ratio of total expenses to average net assets:
Before fees waived	1.86	%6*	1.91%[2,4]		2.08	%*2,3
After fees waived	1.68	%6*	1.64%[4,5]		1.61	%*3

Ratio of net investment income (loss) to average net assets:	3.10	%6*	3.22%[4]		1.51	%*3

Portfolio turnover rate	78.58	%¹+	160.54	%¹	34.19	%+[1]

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on September 30, 2011.

^	Amount represents less than $0.01 per share.

¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[6]	Includes Interest & Dividend expense of 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 89

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended								Period Ended
	June 30, 2013#		2012		2011		2010		December 31, 2009**
Net asset value, beginning of period	$13.79		$12.37		$12.94		$10.87		$8.32

Income from investment operations:
Net investment loss	(0.07)		(0.16)		(0.02)		(0.03)		(0.03)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	1.47		1.83		(0.55)		2.10		2.58

Total income (loss) from investment operations	1.40		1.67		(0.57)		2.07		2.55

Less distributions:
From net investment income	—		—		—		—		—
From net realized gain	—		(0.25)		—		—		—

Total distributions	—		(0.25)		—		—		—

Redemption fee proceeds	—		—		—		—	^	—

Net asset value, end of period	$15.19		$13.79		$12.37		$12.94		$10.87

Total return	10.15	%+	13.51%		(4.40)%		19.04%		30.65	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$75.2		$86.0		$319.3		$141.6		$4.5

Ratio of total expenses to average net assets:
Before fees waived	1.55	%*	1.55%		1.53%		1.54%		1.57	%*
After fees waived	1.51	%*	1.53	%2	1.51%		1.52%		1.56	%*

Ratio of net investment loss to average net assets:	(0.41	)%*	(0.34)%		(0.46)%		(0.51)%		(0.70	)%*

Portfolio turnover rate	88.67	%¹+	74.03	%¹	71.42	%¹	77.22	%¹	87.83	%+¹

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

90 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months		Year Ended December 31,
	Ended								Period Ended
	June 30, 2013#		2012		2011		2010		December 31, 2009**
Net asset value, beginning of period	$14.92		$12.53		$15.03		$13.04		$9.85

Income from investment operations:
Net investment income	0.16		0.11		0.07		0.04		—
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.54		2.35		(2.54)		1.99		3.25

Total income (loss) from investment operations	0.70		2.46		(2.47)		2.03		3.25

Less distributions:
From net investment income	—		(0.07)		(0.03)		(0.04)		(0.06)
From net realized gain	—		—		—		—		—

Total distributions	—		(0.07)		(0.03)		(0.04)		(0.06)

Redemption fee proceeds	—	^	—	^	—	^	—	^	—

Net asset value, end of period	$15.62		$14.92		$12.53		$15.03		$13.04

Total return	4.69	%+	19.64%		(16.46)%		15.58%		32.97	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$297.8		$274.6		$240.8		$243.2		$152.3

Ratio of total expenses to average net assets:
Before fees waived	1.56	%*	1.55%		1.51%		1.53%		1.51	%*
After fees waived	1.38	%*	1.40	%2	1.36%		1.39%		1.39	%*

Ratio of net investment income (loss) to average net assets:	2.11	%*	0.80%		0.46%		0.22%		(0.10	)%*

Portfolio turnover rate	87.32	%¹+	107.28	%¹	127.07	%¹	98.74	%¹	104.05	%+¹

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009. ^Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 91

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Six Months
	Ended		Year Ended		Period Ended
	June 30, 2013#		December 30, 2012		December 31, 2011**
Net asset value, beginning of period	$11.02		$10.32		$10.00

Income from investment operations:
Net investment income	0.14		0.26		0.02
Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.16		0.68		0.32

Total income from investment operations	0.30		0.94		0.34

Less distributions:
From net investment income	(0.10)		(0.23)		(0.02)
From net realized gain	—		(0.01)		—	^

Total distributions	(0.10)		(0.24)		(0.02)

Redemption fee proceeds	—	^	—	^	—

Net asset value, end of period	$11.22		$11.02		$10.32

Total return	2.70	%+	9.16%		3.39	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$95.7		$58.5		$17.2

Ratio of total expenses to average net assets:
Before fees waived	2.11	%6*	2.16%[2,4]		2.33	%*2,3
After fees waived	1.93	%6*	1.89%[4,5]		1.86	%*3

Ratio of net investment income (loss) to average net assets:	2.86	%6*	2.98%[4]		1.41	%*3

Portfolio turnover rate	78.58	%¹	160.54	%¹	34.19	%+¹

#	Unaudited.
*	Annualized.
+	Not annualized.
**	Commenced operations on September 30, 2011. ^Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
²	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fee waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[6]	Includes Interest & Dividend expense of 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.

92 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of five separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of seven highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of seven highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Focused Opportunities Fund (“Focused Opportunities Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). Both classes commenced operations on September 30, 2011.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

Notes to Financial Statements | 93

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

B.	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2013, there were restricted securities held in the Smaller Companies Fund and Alternative Strategies Fund. The value of these securities were $744,100 or 1.0% in the Smaller Companies, and $66,824,284 or 11.2% in the Alternative Strategies Fund, respectively of the Fund’s net assets. The Advisor has deemed all restricted securities liquid, except three securities in the Alternative Strategies Fund, which were valued at $3,936,258 or 0.7% of net assets. The acquisition dates were 11/21/2011, 02/10/2012, and 05/10/2012, with a net cost of $1,328,421.

D.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock

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which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.	Financial futures contracts. Each Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the company is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the company each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

G.	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H.	Credit default swaps. Each Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss.

I.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2012, and has determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

J.	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

K.	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

L.	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities,

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including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

M.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

N.	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

O.	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

P.	Restricted Cash. At June 30, 2013, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities as Deposits at Brokers for securities sold short, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). On November 2, 2012, the Board of Trustees approved the Interim Unified Investment Advisory Agreement by and between Litman Gregory and the Funds (the “Interim Advisory Agreement”) which will automatically terminate upon the change of control of Litman Gregory (see Note 14). Under the terms of the Interim Advisory Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Alternative Strategies Fund	1.40% on the first $2 billion and
1.30% on assets between $2 and $3 billion
1.25% on assets between $3 and $4 billion
1.20% on assets in excess of $4 billion

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2014 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.08% of the average daily net assets of the Equity Fund, 0.89% of the average daily net assets of the International Fund, 1.12% of the average daily net assets of the Smaller Companies Fund, and 1.00% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2013, the amount waived, contractual and voluntary, was $53,789, $1,342,889, $13,528, $31,860 and $5,674 for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Focused Opportunities Fund and Litman Gregory Masters Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or

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expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. For the six months ended June 30, 2013, the amount waived contractually was $449,633 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

		Alternative
Year Incurred	Expiration Year	Strategies Fund
2012	2015	$825,383
2013	2016	$449,633

Certain service providers agreed to reduce all or a portion of their fees in the Alternative Strategies Fund for the first six months of operations. For the six months ended June 30, 2013, these waived fees totaled $0 and for the year ended December 31, 2012, these fees totaled $151,332.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $53,526 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2013.

During the six months ended June 30, 2013, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $45,000. A new independent Trustee was elected on May 28, 2013, and was compensated a prorated amount of $8,406.

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2013, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$285,619,596	$249,595,131
International Fund	$1,236,350,840	$1,382,443,606
Smaller Companies Fund	$52,793,538	$71,281,161
Focused Opportunities Fund	$5,368,926	$6,660,058
Alternative Strategies Fund	$536,959,852	$335,935,270

Note 5 – Fair Value of Financial Instruments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

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Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of June 30, 2013. These assets are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equities
Common Stocks	$317,412,148	$—	$—	$317,412,148
Depository Receipts	$3,603,528	$—	$—	$3,603,528
Exchange Traded Funds	$1,200,606	$—	$—	$1,200,606
Total Equities	$322,216,282	$—	$—	$322,216,282
Short-Term Investments	$—	$—	$—	$24,895,000
Total Investments in Securities	$322,216,282	$24,895,000	$—	$347,111,282
Other Financial instruments*	$—	$24,895,000	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of June 30, 2013.

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International Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equities
Common Stocks
Australia	$41,578,877	$—	$—	$41,578,877
Belgium	$14,163,805	$—	$—	$14,163,805
Brazil	$26,100,570	$—	$—	$26,100,570
Canada	$86,132,283	$—	$—	$86,132,283
Denmark	$24,173,285	$—	$—	$24,173,285
Finland	$39,024,984	$—	$—	$39,024,984
France	$105,799,700	$—	$—	$105,799,700
Germany	$105,902,629	$—	$—	$105,902,629
Greece	$5,894,367	$—	$—	$5,894,367
Hong Kong	$65,589,063	$—	$—	$65,589,063
India	$9,553,019	$—	$—	$9,553,019
Italy	$48,012,401	$—	$—	$48,012,401
Japan	$109,592,592	$—	$—	$109,592,592
Malaysia	$18,249,940	$—	$—	$18,249,940
Norway	$18,944,276	$—	$—	$18,944,276
Panama	$18,551,513	$—	$—	$18,551,513
Philippines	$18,277,665	$—	$—	$18,277,665
Poland	$9,803,402	$—	$—	$9,803,402
Russia	$13,651,762	$—	$—	$13,651,762
Singapore	$10,022,078	$—	$—	$10,022,078
South Africa	$21,211,052	$—	$—	$21,211,052
South Korea	$16,394,960	$—	$—	$16,394,960
Spain	$38,027,725	$—	$—	$38,027,725
Sweden	$17,432,151	$—	$—	$17,432,151
Switzerland	$127,205,380	$18,433,194	$—	$145,638,574
Taiwan	$4,173,051	$—	$—	$4,173,051
United Arab Emirates	$5,736,540	$—	$—	$5,736,540
United Kingdom	$196,972,387	$—	$—	$196,972,387
United States	$35,687,715	$—	$—	$35,687,715
Depository Receipts
Brazil	$5,433,379	$—	$—	$5,433,379
China	$13,300,749	$—	$—	$13,300,749
Ireland	$9,582,828	$—	$—	$9,582,828
Real Estate Investment Trusts
United Kingdom	$—	$17,211,819	$—	$17,211,819
Total Equity	$1,280,176,128	$35,645,013	$—	$1,315,821,141
Short-Term Investments
United States	$—	$101,574,000	$—	$101,574,000
Total Short-Term Investments	$—	$101,574,000	$—	$101,574,000
Fixed Income
Purchased Currency Options
United States / Japan	$777,633	$—	$—	$777,633
Total Fixed Income	$777,633	$—	$—	$777,633
Total Investments in Securities	$1,280,953,761	$137,219,013	$—	$1,418,172,774
Other Financial Instruments*	$2,844,941	$—	$—	$2,844,941

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

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Following is a reconciliation of investments in which quoted prices in active markets for identical prices (Level 1) were used in determining fair value for the International Fund:

Transfers
into
Description	Level 1*(1)
Equities
Common Stocks	$899,072,177
Depository Receipts	$7,388,849
Total Common Stocks	$906,461,026

* The amount of transfers in are reflected at the securities’ fair value at the end of the period.

Following is a reconciliation of investments in which significant other observable inputs (Level 2) were used in determining fair value for the International Fund:

Transfers
out of
Description	Level 2*(1)
Equities
Common Stocks	$(899,072,177)
Depository Receipts	$(7,388,849)
Total Common Stocks	$(906,461,026)

* The amount of transfers in are reflected at the securities’ fair value at the end of the period.

(1)	Transfers between Level 1 and Level 2 for the Litman Gregory Masters International Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. At June 30, 2013, certain securities in the International Fund were adjusted using systematic fair valuation.

Smaller Companies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equities
Common Stocks	$56,395,277	$744,100	$—	$57,139,377
Exchange Traded Funds	$108,431	$—	$—	$108,431
Total Equities	$56,503,708	$744,100	$—	$57,247,808
Short-Term Investments	$—	$20,353,000	$—	$20,353,000
Total Investments in Securities	$56,503,708	$21,097,100	$—	$77,600,808
Other Financial instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of June 30, 2013.

Focused Opportunities Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equities
Common Stocks	$59,207,018	$—	$—	$59,207,018
Depository Receipts	$2,308,284	$—	$—	$2,308,284
Total Equities	$61,515,302	$—	$—	$61,515,302
Total Investments in Securities	$61,515,302	$—	$—	$61,515,302
Other Financial instruments*	$84,923	$—	$—	$84,923

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at fair value.

There were no significant transfers between Level 1 and Level 2 in the Fund as of June 30, 2013.

Notes to Financial Statements | 101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs		Total
Equities
Common Stocks	$187,767,006	$—	$—		$187,767,006
Depository Receipts	$8,302,262	$—	$—		$8,302,262
Preferred Stocks	$5,696,631	$599,869	$—		$6,296,500
Exchange Traded Funds	$140,489	$—	$—		$140,489
Royalty Trust	$255,181	$—	$—		$255,181
Limited Partnership	$—	$—	$1,043,719	**	$1,043,719
Total Equity	$202,161,569	$599,869	$1,043,719	**	$203,805,157
Short-Term Investments
Government Issues	$—	$1,099,773	$—		$1,099,773
Repurchase Agreements	$—	$117,634,000	$—		$117,634,000
Total Short-Term Investments	$—	$118,733,773	$—		$118,733,773
Fixed Income
Asset Backed Securities	$—	$13,069,432	$—		$13,069,432
Bank Loans	$—	$20,111,143	$—		$20,111,143
Convertible Bonds	$—	$14,396,780	$—		$14,396,780
Corporate Bonds	$—	$82,208,378	$—		$82,208,378
Government Securities & Agency Issues	$5,601,798	$16,548,465	$—		$22,150,263
Mortgage Backed Securities	$—	$149,173,404	$1,330,624	(1)	$150,504,028
Total Fixed Income	$5,601,798	$295,507,602	$1,330,624	**	$302,440,024
Purchased Options	$351,317	$—	$—		$351,317
Total Investments in Securities	$208,114,684	$414,841,244	$2,374,343	**	$625,330,271
Other Financial instruments*
Forwards & Spot Contracts	$1,211,561	$—	$—		$1,211,561
Futures	$258,287	$—	$—		$258,287
Short Sales	$(34,167,730)	$(1,751,265)	$—		$(35,918,995)
Swaps - Total Return	$—	$(86,097)	$—		$(86,097)
Swaps - Credit Default	$—	$(1,040,113)	$—		$(1,040,113)
Written Options	$(100,925)	$—	$—		$(100,925)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There were no significant transfers between Level 1 and Level 2 in the Fund as of June 30, 2013.

102 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized				Transfers	Transfers	Balance as of
	December 31,		Gain		appreciation				into	out of	June 30,
Description	2012	Purchase	(Loss)	Amortization	(depreciation)		Sales		Level 3*	Level 3*	2013
Equities
Limited
Partnership	$847,143	$334,836	$4,730	$—	$49,933	**	$(192,923	)***	$—	$—	$1,043,719
Total Equities	$847,143	$334,836	$4,730	$—	$49,933		$(192,923)		$—	$—	$1,043,719
Fixed Income
Mortgage
Backed
Securities	$1,782,483	$—	$303,294	$2,362	$4,673	**	$(762,188)		$—	$—	$1,330,624
Total Fixed
Income	$1,782,483	$—	$303,294	$2,362	$4,673		$(762,188)		$—	$—	$1,330,624
Total Investments in Securities	$2,629,626	$334,836	$308,024	$2,362	$54,606		$(955,111)		$—	$—	$2,374,343

*	The amount of transfers in or out are reflected at the securities’ fair value at the end of the period.

**	The amounts represent the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2013.

***	The amount of $192,923 represents a return of capital of $186,032 and premium received on contribution of $6,891.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2013.

	Fair Value at
Financial Assets	June 30, 2013	Valuation Techniques	Unobservable Inputs	Ranges
Mortgage Backed Securities	$1,330,624	Methods of	Collateral Value	$38.50 - $58.23
		Comparables/	Estimates
		Consensus Pricing*
Limited Partnership	$1,043,719	NAV as Practical	N/A	$104.10
		Expedient**

*	The significant unobservable inputs used in the fair value measurement of the Fund’s Private Investment shares are based on its most recent funding and the payment performance of the borrower. If the financial condition of the property were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

**	No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund’s valuation procedures that the Limited Partnerships are not being reported at fair value.

Notes to Financial Statements | 103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Smaller	Focused	Alternative
	Equity	International	Companies	Opportunities	Strategies
	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	$236,872,038	$1,311,186,799	$54,330,413	$47,256,470	$380,416,450
Gross Tax Unrealized Appreciation	58,866,263	256,588,643	12,414,494	13,944,862	26,812,851
Gross Tax Unrealized Depreciation	(29,518,298)	(120,680,497)	(2,875,544)	(3,911,251)	(5,962,874)
Net Tax unrealized appreciation (depreciation) on investments	29,347,965	135,908,146	9,538,950	10,033,611	20,849,977
Net Tax unrealized appreciation (depreciation) on fwd contracts, foreign currency, SWAPS, & futures	(120)	84,624	—	1,410	(28,781)
Net Tax unrealized appreciation (depreciation)	29,347,845	135,992,770	9,538,950	10,035,021	20,821,196
Undistributed Ordinary Income	928,437	16,332,912	—	33,244	835,265
Undistributed Long-Term Capital Gains	1,835,325	—	—	—	—
Capital Loss Carry Forward	—	(364,266,349)	(49,520,968)	(19,357,104)	(1,034,335)
Post-October Currency Losses	—	—	—	—	—
Post-October Capital Losses	—	—	—	—	(709,114)
Other Accumulated Losses	—	—	—	—	(30,403)
Total accumulated gain/(loss)	32,111,607	(211,940,667)	(39,982,018)	(9,288,839)	19,882,609

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2012, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized
Equity Fund	$16,124,512
International Fund	—
Smaller Companies Fund	12,726,616
Focused Opportunities Fund	4,518,734
Alternative Strategies Fund	—

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss		Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires	Carryover	Expires	Carryover	Expires
Equity Fund	$—	12/31/16	$—	12/31/17	$—	$—	—	—
International Fund	33,453,061	12/31/16	223,137,040	12/31/17	72,520,467	ST No expiration	35,155,781	LT No expiration
Smaller Companies Fund	18,878,665	12/31/16	30,642,304	12/31/17	—	—	—	—
Focused Opportunities Fund	—	12/31/16	19,357,104	12/31/17	—	—	—	—
Alternative Strategies Fund	—	12/31/16	—	12/31/17	1,024,952	ST No expiration	9,383	LT No expiration

104 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, the following table shows the reclassifications made:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income/(Loss)	Realized Gain/(Loss)	Capital
Equity Fund	$(3,452)	$(615,084)	$618,536
International Fund	8,817,535	(8,817,535)	—
Smaller Companies Fund	407,192	—	(407,192)
Focused Opportunities Fund	387,748	(387,748)	—
Alternative Strategies Fund	(871,047)	871,044	3

The permanent differences primarily relate to Paydown, Foreign currency gains/losses and NOL adjustments.

The tax composition of dividends (other than return of capital dividends), for the year ended December 31, 2012, and the six months ended June 30, 2013, were as follows:

	Six Months Ended June 30, 2013		2012
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
Equity Fund	$—	$—	$2,154,366	$2,901,439
International Fund	$—	$—	$6,734,244	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$—	$—	$585,002	$—
Alternative Strategies Fund	$5,224,860	$—	$8,657,383	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2012.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and PFIC adjustments.

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward rate on the date the contract is entered into. At June 30, 2013, the Funds had the following forward contracts outstanding:

Litman Gregory Masters Equity Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2013	Delivering	June 30, 2013	Appreciation	Depreciation
7/17/2013	756,510	Euro Currency	$1,010,190	U.S. Dollar	$999,801	$10,389	$—
7/17/2013	20,300	U.S. Dollar	26,828	Euro Currency	26,790	38	—
7/17/2013	38,800	U.S. Dollar	51,278	Euro Currency	50,460	818	—
7/17/2013	33,000	Euro Currency	43,271	U.S. Dollar	43,613	—	(342)
7/17/2013	30,000	Euro Currency	39,120	U.S. Dollar	39,648	—	(528)

Notes to Financial Statements | 105

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2013	Delivering	June 30, 2013	Appreciation	Depreciation
7/17/2013	36,560	U.S. Dollar	48,318	Euro Currency	47,409	909	—
7/17/2013	34,100	U.S. Dollar	45,066	Euro Currency	43,883	1,183	—
7/17/2013	13,635	U.S. Dollar	18,020	Euro Currency	17,496	524	—
7/17/2013	47,940	U.S. Dollar	63,357	Euro Currency	61,681	1,676	—
7/17/2013	39,500	U.S. Dollar	52,203	Euro Currency	51,796	407	—
7/17/2013	21,450	U.S. Dollar	28,348	Euro Currency	28,051	297	—
7/17/2013	25,000	Euro Currency	32,525	U.S. Dollar	33,040	—	(515)
7/17/2013	6,900	U.S. Dollar	9,119	Euro Currency	9,078	41	—
7/17/2013	28,000	Euro Currency	36,634	U.S. Dollar	37,005	—	(371)
7/17/2013	613,325	U.S. Dollar	810,568	Euro Currency	792,404	18,164	—
8/19/2013	4,049,842	Pound Sterling	6,271,505	U.S. Dollar	6,262,028	9,477	—
8/19/2013	135,960	U.S. Dollar	210,227	Pound Sterling	206,965	3,262	—
8/19/2013	72,400	U.S. Dollar	111,948	Pound Sterling	110,450	1,498	—
8/19/2013	124,800	Pound Sterling	188,069	U.S. Dollar	192,971	—	(4,902)
8/19/2013	93,800	Pound Sterling	141,825	U.S. Dollar	145,037	—	(3,212)
8/19/2013	96,600	U.S. Dollar	149,367	Pound Sterling	146,006	3,361	—
8/19/2013	3,963,482	U.S. Dollar	6,128,495	Pound Sterling	6,061,552	66,943	—
			$15,516,281		$15,407,164	$118,987	$(9,870)

Litman Gregory Masters International Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2013	Delivering	June 30, 2013	Appreciation	Depreciation
7/1/2013	207,112,196	U.S. Dollar	$2,087,299	Japanese Yen	$2,122,579	$—	$(35,280)
7/1/2013	822,144	U.S. Dollar	1,250,235	Pound Sterling	1,258,950	—	(8,715)
7/1/2013	2,752,652	U.S. Dollar	278,484	South African Rand	272,281	6,203	—
7/1/2013	729,216	Brazilian Real	327,737	U.S. Dollar	330,410	—	(2,673)
7/1/2013	124,824	Brazilian Real	55,942	U.S. Dollar	56,558	—	(616)
7/1/2013	35,128	Brazilian Real	15,744	U.S. Dollar	15,917	—	(173)
7/1/2013	305,075	Euro Currency	396,689	U.S. Dollar	396,887	—	(198)
7/1/2013	3,863,495	Euro Currency	5,023,703	U.S. Dollar	5,026,215	—	(2,512)
7/1/2013	6,932,071	Japanese Yen	69,723	U.S. Dollar	69,862	—	(139)
7/1/2013	7,915,718	Japanese Yen	79,617	U.S. Dollar	79,776	—	(159)
7/2/2013	82,283	U.S. Dollar	107,046	Euro Currency	107,132	—	(86)
7/2/2013	1,624,887	U.S. Dollar	2,113,898	Euro Currency	2,112,094	1,804	—
7/2/2013	3,270,037	U.S. Dollar	4,254,154	Euro Currency	4,250,524	3,630	—
7/2/2013	119,735	U.S. Dollar	155,769	Euro Currency	155,636	133	—
7/2/2013	17,221,405	U.S. Dollar	398,644	Philippine Peso	398,183	461	—
7/2/2013	18,052,202	U.S. Dollar	417,875	Philippine Peso	417,392	483	—
7/2/2013	270,809	Euro Currency	353,081	U.S. Dollar	352,309	772	—
7/2/2013	3,060,883	Hong Kong Dollar	394,520	U.S. Dollar	394,640	—	(120)
7/3/2013	453,267	U.S. Dollar	431,169	Canadian Dollar	430,729	440	—
7/3/2013	108,961	U.S. Dollar	165,697	Pound Sterling	165,645	52	—
7/31/2013	4,383,100	U.S. Dollar	5,702,850	Euro Currency	5,798,578	—	(95,728)
7/31/2013	17,300,600	Euro Currency	23,348,890	U.S. Dollar	22,509,807	839,083	—
7/31/2013	9,151,200	Euro Currency	11,876,519	U.S. Dollar	11,906,624	—	(30,105)
8/19/2013	283,000,000	Japanese Yen	2,984,005	U.S. Dollar	2,852,656	131,349	—
9/18/2013	7,150,000	U.S. Dollar	7,570,220	Swiss Franc	7,653,853	—	(83,633)
9/18/2013	6,600,000	U.S. Dollar	6,987,896	Swiss Franc	6,795,717	192,179	—
9/18/2013	27,150,000	Swiss Franc	29,472,427	U.S. Dollar	28,745,662	726,765	—
12/18/2013	4,400,000	Australian Dollar	4,472,600	U.S. Dollar	3,986,308	486,292	—
12/18/2013	6,220,000	Australian Dollar	6,350,620	U.S. Dollar	5,635,189	715,431	—
			$117,143,053		$114,298,113	$3,105,077	$(260,137)

106 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Litman Gregory Masters Focused Opportunities Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	June 30, 2013	Delivering	June 30, 2013	Appreciation	Depreciation
7/17/2013	30,880	U.S. Dollar	$40,175	Euro Currency	$40,753	$—	$(578)
7/17/2013	58,500	U.S. Dollar	76,110	Euro Currency	76,080	30	—
7/17/2013	55,140	U.S. Dollar	71,738	Euro Currency	71,502	236	—
7/17/2013	51,500	U.S. Dollar	67,003	Euro Currency	66,275	728	—
7/17/2013	20,500	U.S. Dollar	26,671	Euro Currency	26,304	367	—
7/17/2013	72,315	U.S. Dollar	94,084	Euro Currency	93,043	1,041	—
7/17/2013	59,500	U.S. Dollar	77,411	Euro Currency	78,022	—	(611)
7/17/2013	32,420	U.S. Dollar	42,179	Euro Currency	42,397	—	(218)
7/17/2013	10,200	U.S. Dollar	13,271	Euro Currency	13,420	—	(149)
7/17/2013	1,420	U.S. Dollar	1,847	Euro Currency	1,842	5	—
7/17/2013	34,000	U.S. Dollar	44,235	Euro Currency	45,342	—	(1,107)
7/17/2013	22,300	U.S. Dollar	29,013	Euro Currency	29,238	—	(225)
7/17/2013	1,141,320	Euro Currency	1,524,039	U.S. Dollar	1,484,889	39,150	—
7/17/2013	50,000	Euro Currency	65,562	U.S. Dollar	65,051	511	—
7/17/2013	45,000	Euro Currency	58,680	U.S. Dollar	58,546	134	—
7/17/2013	37,500	Euro Currency	48,788	U.S. Dollar	48,789	—	(1)
7/17/2013	42,000	Euro Currency	54,951	U.S. Dollar	54,643	308	—
7/17/2013	70,000	Euro Currency	90,966	U.S. Dollar	91,072	—	(106)
8/19/2013	74,120	U.S. Dollar	112,678	Pound Sterling	114,245	—	(1,567)
8/19/2013	37,900	U.S. Dollar	57,616	Pound Sterling	57,818	—	(202)
8/19/2013	16,200	U.S. Dollar	24,627	Pound Sterling	24,485	142	—
8/19/2013	17,405	U.S. Dollar	26,459	Pound Sterling	26,404	55	—
8/19/2013	119,810	U.S. Dollar	182,137	Pound Sterling	187,787	—	(5,650)
8/19/2013	22,500	U.S. Dollar	34,205	Pound Sterling	34,718	—	(513)
8/19/2013	2,013,261	Pound Sterling	3,117,696	U.S. Dollar	3,060,590	57,106	—
8/19/2013	87,300	Pound Sterling	131,558	U.S. Dollar	132,715	—	(1,157)
8/19/2013	130,000	Pound Sterling	195,061	U.S. Dollar	197,628	—	(2,567)
8/19/2013	96,100	Pound Sterling	145,302	U.S. Dollar	146,092	—	(790)
8/19/2013	96,500	Pound Sterling	147,252	U.S. Dollar	146,701	551	—
			$6,601,314		$6,516,391	$100,364	$(15,441)

Litman Gregory Masters Alternative Strategies Fund

						Asset	Liability
						Derivatives	Derivatives
			U.S. $ Value at		U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Fund Receiving	June 30, 2013	Fund Delivering	June 30, 2013	Appreciation	Depreciation
7/1/2013	3,687,125	U.S. Dollar	$4,796,765	Euro Currency	$4,796,942	$—	$(177)
7/2/2013	19,937	Australian Dollar	18,258	U.S. Dollar	18,276	—	(18)
7/3/2013	510,000,000	U.S. Dollar	1,005,731	Chilean Peso	1,010,501	—	(4,770)
7/3/2013	510,000,000	Chilean Peso	1,023,685	U.S. Dollar	1,005,731	17,954	—
7/3/2013	181,000	U.S. Dollar	235,473	Euro Currency	236,946	—	(1,473)
7/3/2013	181,000	Euro Currency	236,226	U.S. Dollar	235,473	753	—
7/3/2013	3,081,353	U.S. Dollar	2,931,133	Canadian Dollar	2,930,929	204	—
7/3/2013	1,494,207	Canadian Dollar	1,420,876	U.S. Dollar	1,421,362	—	(486)
7/5/2013	440,000	Euro Currency	571,120	U.S. Dollar	572,425	—	(1,305)
7/8/2013	425,000	Euro Currency	555,900	U.S. Dollar	552,917	2,983	—
7/9/2013	435,000	Euro Currency	568,649	U.S. Dollar	565,929	2,720	—
7/9/2013	515,000	Euro Currency	669,468	U.S. Dollar	670,008	—	(540)
7/9/2013	160,000	Euro Currency	208,182	U.S. Dollar	208,158	24	—
7/11/2013	1,418,000	Euro Currency	1,878,425	U.S. Dollar	1,844,813	33,612	—
7/12/2013	2,007,000	Euro Currency	2,652,058	U.S. Dollar	2,611,111	40,947	—

Notes to Financial Statements | 107

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

						Asset	Liability
						Derivatives	Derivatives
			U.S. $ Value at		U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Fund Receiving	June 30, 2013	Fund Delivering	June 30, 2013	Appreciation	Depreciation
7/15/2013	840,000	Euro Currency	1,116,028	U.S. Dollar	1,092,854	23,174	—
7/15/2013	435,000	Euro Currency	580,290	U.S. Dollar	565,942	14,348	—
7/16/2013	60,000	U.S. Dollar	54,945	Australian Dollar	57,463	—	(2,518)
7/16/2013	4,872,200	Australian Dollar	4,610,660	U.S. Dollar	4,461,765	148,895	—
7/16/2013	8,000	Australian Dollar	7,316	U.S. Dollar	7,326	—	(10)
7/16/2013	180,000	U.S. Dollar	171,168	Canadian Dollar	173,383	—	(2,215)
7/16/2013	9,866,000	Canadian Dollar	9,675,100	U.S. Dollar	9,381,914	293,186	—
7/16/2013	50,000	Canadian Dollar	49,124	U.S. Dollar	47,547	1,577	—
7/16/2013	90,000	Canadian Dollar	88,233	U.S. Dollar	85,584	2,649	—
7/16/2013	1,900,000	Canadian Dollar	1,805,543	U.S. Dollar	1,806,774	—	(1,231)
7/16/2013	5,000	U.S. Dollar	6,505	Euro Currency	6,664	—	(159)
7/16/2013	6,005,000	Euro Currency	8,007,986	U.S. Dollar	7,812,639	195,347	—
7/16/2013	1,100,000	Euro Currency	1,467,652	U.S. Dollar	1,431,125	36,527	—
7/16/2013	90,000	Euro Currency	120,029	U.S. Dollar	117,092	2,937	—
7/16/2013	3,690,000	Euro Currency	4,798,550	U.S. Dollar	4,800,773	—	(2,223)
7/16/2013	131,700,000	Japanese Yen	1,364,851	U.S. Dollar	1,327,356	37,495	—
7/16/2013	130,000,000	Japanese Yen	1,377,469	U.S. Dollar	1,310,223	67,246	—
7/16/2013	1,190,000	U.S. Dollar	195,253	Norwegian Krone	195,772	—	(519)
7/16/2013	10,720,000	U.S. Dollar	1,758,923	Norwegian Krone	1,759,832	—	(909)
7/16/2013	8,380,000	Norwegian Krone	1,456,031	U.S. Dollar	1,374,979	81,052	—
7/16/2013	4,930,000	Norwegian Krone	855,924	U.S. Dollar	808,907	47,017	—
7/16/2013	1,930,000	Norwegian Krone	337,076	U.S. Dollar	316,672	20,404	—
7/16/2013	1,100,000	Norwegian Krone	191,408	U.S. Dollar	180,486	10,922	—
7/16/2013	650,000	Norwegian Krone	113,358	U.S. Dollar	106,651	6,707	—
7/16/2013	13,500,000	Norwegian Krone	2,357,982	U.S. Dollar	2,215,061	142,921	—
7/16/2013	2,000,000	Norwegian Krone	326,085	U.S. Dollar	328,157	—	(2,072)
7/16/2013	670,000	Norwegian Krone	109,577	U.S. Dollar	109,933	—	(356)
7/16/2013	12,000	U.S. Dollar	18,247	Pound Sterling	18,808	—	(561)
7/16/2013	2,000	U.S. Dollar	3,041	Pound Sterling	3,139	—	(98)
7/16/2013	4,000	U.S. Dollar	6,082	Pound Sterling	6,266	—	(184)
7/16/2013	130,000	Pound Sterling	203,785	U.S. Dollar	197,672	6,113	—
7/16/2013	1,500	Pound Sterling	2,352	U.S. Dollar	2,281	71	—
7/16/2013	37,000	Pound Sterling	57,072	U.S. Dollar	56,260	812	—
7/16/2013	2,000	Pound Sterling	3,065	U.S. Dollar	3,041	24	—
7/16/2013	2,000	Pound Sterling	3,050	U.S. Dollar	3,041	9	—
7/16/2013	50,000	U.S. Dollar	7,423	Swedish Krona	7,758	—	(335)
7/16/2013	4,740,000	Swedish Krona	727,540	U.S. Dollar	703,698	23,842	—
7/16/2013	13,470,000	U.S. Dollar	434,008	Thailand Baht	438,305	—	(4,297)
7/16/2013	13,470,000	Thailand Baht	434,096	U.S. Dollar	434,008	88	—
7/18/2013	207,000	Euro Currency	276,051	U.S. Dollar	269,314	6,737	—
7/24/2013	3,200,000	U.S. Dollar	1,442,672	Brazilian Real	1,438,202	4,470	—
7/24/2013	2,950,000	Brazilian Real	1,309,365	U.S. Dollar	1,329,963	—	(20,598)
7/24/2013	2,950,000	Brazilian Real	1,295,280	U.S. Dollar	1,329,963	—	(34,683)
7/24/2013	445,000	Pound Sterling	688,085	U.S. Dollar	676,610	11,475	—
7/25/2013	763,000	Euro Currency	999,802	U.S. Dollar	992,715	7,087	—
7/26/2013	600,000	Euro Currency	780,120	U.S. Dollar	780,644	—	(524)
7/26/2013	395,000	Euro Currency	514,203	U.S. Dollar	513,924	279	—
7/31/2013	2,205,000	Euro Currency	2,867,863	U.S. Dollar	2,868,925	—	(1,062)
9/4/2013	195,000	Pound Sterling	296,545	U.S. Dollar	296,412	133	—
9/13/2013	100,000	Swiss Franc	108,016	U.S. Dollar	105,872	2,144	—
			$74,252,778		$73,041,216	$1,294,885	$(83,323)

108 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the six months ended June 30, 2013, were as follows:

	Alternative Strategies Fund
	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2012	$277,212	4,366
Options written	1,198,164	31,190
Options closed	(732,935)	(15,587)
Options exercised	(65,325)	(795)
Options expired	(603,363)	(16,040)
Options outstanding at June 30, 2013	$73,753	3,134

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2013, the Equity, International and Alternative Strategies Investor Classes incurred $71, $370,833 and $92,937, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit for the Equity Fund, International Fund, Smaller Companies Fund and Focused Opportunities Fund (“the four Funds”). Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. As compensation for holding the lending commitment available, the Trust pays 0.10% per annum fee on the unused portion of the commitment on the unsecured line, which is allocated among the four Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust also has a secured $50,000,000 line of credit for The Alternative Strategies Fund with its custodian. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays 0.15% per annum fee on the unused portion of the commitment on the secured line, which is paid for by the Alternative Fund. The fee is payable monthly in arrears. For the six months ended June 30, 2013, there were no borrowings for the Equity Fund, Smaller Companies Fund and Focused Opportunities Fund.

The International Fund borrowed one time under the line of credit with a duration of 21 days with an average borrowing of $24,920,310 at an average borrowing rate of 1.1506%. There was no balance at the end of the period. There was an outstanding balance of $20,500,000 for the Alternative Strategies Fund. The average borrowing for the six months was $20,500,000 at an average borrowing rate of 1.2630%.

Note 11 – Limited Partnership Investment

On June 27, 2012, First Pacific Advisors LLC on behalf the Litman Gregory Masters Alternative Strategies Fund executed an agreement to invest in U.S. Farming Realty Trust II, LP, a limited partnership investment. The capital commitment of this investment is approximately $1.3 million. The remaining commitment as of June 30, 2013, is $297,422.

Note 12 – Other Derivative Information

At June 30, 2013, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Equity

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$118,987	Unrealized loss on forward exchange contracts	$9,870
	Total		$118,987		$9,870

Notes to Financial Statements | 109

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$3,105,077	Unrealized loss on forward exchange contracts	$260,137
	Total		$3,105,077		$260,137

Focused Opportunities Fund

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$100,364	Unrealized loss on forward exchange contracts	$15,441
	Total		$100,364		$15,441

Alternative Strategies Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized gain on forward exchange contracts	$1,294,885	Unrealized loss on forward exchange contracts	$83,323
Credit swaps	Unrealized gain on swaps	$368,197	Unrealized loss on swaps	$428,690
Equity swaps	Unrealized gain on swaps	$16,027	Unrealized loss on swaps	$9,678
Equity contracts	Investments in securities	$351,317	Written options	$100,925
	*	$106,411	*	—
Interest rate contracts	*	$151,876	*	—
Total		$2,288,713		$622,616

*	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current days variation margin is report within the Statement of Assets and Liabilities.

For the six months ended June 30, 2013, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

Equity Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(44,356)	$(44,356)	Foreign exchange contracts		$521,261	$521,261	^
	Total	$(44,356)	$(44,356)		Total	$521,261	$521,261	^

^	Includes prior year information from the Litman Gregory Masters Value Fund that has since merged with this Fund.

International Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$845,125	$845,125	Foreign exchange contracts		$2,254,492	$2,254,492
	Total	$845,125	$845,125		Total	$2,254,492	$2,254,492

Focused Opportunities Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(194,840)	$(194,840)	Foreign exchange contracts		$407,919	$407,919
	Total	$(194,840)	$(194,840)		Total	$407,919	$407,919

110 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

Net Realized Gain (Loss) on

Derivative Instruments

		Foreign Currency			Swap
Statement of Operations Location		Transactions	Options	Futures	Contracts
Credit		—	—	—	$(226,696)
Equity		—	$(561,669)	$(296,425)	$(167,470)
Interest rate		—	—	$113,615	—
Foreign exchange rate		$998,018	$(24,990)	—	—
	Total	$998,018	$(586,659)	$(182,810)	$(394,166)

Net Change in Unrealized Appreciation (Depreciation)

on Derivative Instruments

		Foreign Currency	Investments	Written		Swap
Statement of Operations Location		Transactions	in Securities	Options	Futures	Contracts
Credit		—	—	—	—	$44,381
Equity		—	$(70,384)	$200,478	$109,112	$(68,876)
Interest rate		—	—	—	$152,049	—
Foreign exchange rate		$1,194,958	—	—	—	—
	Total	$1,194,958	$(70,384)	$200,478	$261,161	$(24,495)

Volume of Derivative Instruments for the Equity Fund during the six months ended June 30, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency
Exchange Contracts	Contracts to Deliver/Receive	8,508,188

Volume of Derivative Instruments for the International Fund during the six months ended June 30, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency
Exchange Contracts	Contracts to Deliver/Receive	2,196,293,284
Purchased Option
Currency Contracts	Principal Amount	26,166,667

Volume of Derivative Instruments for the Focused Opportunities Fund during the six months ended June 30, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency
Exchange Contracts	Contracts to Deliver/Receive	5,596,276

Volume of Derivative Instruments for the Alternative Strategies Fund during the six months ended June 30, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Credit Default & Total Return Swaps	Notional Quantity	43,748,903
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	1,593,207,454
Futures Contracts	Notional Quantity	34,055,690
Purchased Option Contracts	Contracts	4,973
Written Option Contracts	Contracts	(5,863)

Notes to Financial Statements | 111

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following tables represent the ASU 2011-11 disclosure related to offsetting assets and liabilities for each of the Funds as of June 30, 2013:

Equity Fund

				Gross Amounts Not Offset in the
Assets:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Assets	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$118,987	$—	$118,987	$9,870	$109,117	$—
Repurchase Agreements	24,895,000	—	24,895,000	24,895,000	—	—
	$25,013,987	$—	$25,013,987	$24,904,870	$109,117	$—

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Liabilities	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$9,870	$—	$9,870	$9,870	$—	$—
	$9,870	$—	$9,870	$9,870	$—	$—

International Fund

				Gross Amounts Not Offset in the
Assets:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Assets	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$3,105,077	$—	$3,105,077	$260,137	$2,844,940	$—
Repurchase Agreements	101,574,000	—	101,574,000	101,574,000	—	—
	$104,679,077	$—	$104,679,077	$101,834,137	$2,844,940	$—

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Liabilities	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$260,137	$—	$260,137	$260,137	$—	$—
	$260,137	$—	$260,137	$260,137	$—	$—

Smaller Companies Fund

				Gross Amounts Not Offset in the
Assets:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Assets	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Repurchase Agreements	20,353,000	—	20,353,000	20,353,000	—	—
	$20,353,000	$—	$20,353,000	$20,353,000	$—	$—

112 | Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Focused Opportunities Fund

Gross Amounts Not Offset in the
Assets:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Assets	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$100,364	$—	$100,364	$15,441	$84,923	$—
Repurchase Agreements	—	—	—	—	—	—
	$100,364	$—	$100,364	$15,441	$84,923	$—

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Liabilities	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$15,441	$—	$15,441	$15,441	$—	$—
	$15,441	$—	$15,441	$15,441	$—	$—

Alternative Strategies Fund

				Gross Amounts Not Offset in the
Assets:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Assets	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$1,294,885	$—	$1,294,885	$83,323	$1,211,562	$—
Futures Contracts	72,459	—	72,459	72,459	—	—
Swap Contracts Counterparties:
Credit Suisse Securities LLC	238,338	—	238,338	141,054	97,284	—
Citigroup Global Markets	22,909	—	22,909	22,909	—	—
Deutsche Bank
Securities, Inc.	—	—	—			—
BOA	106,950	—	106,950	106,950	—	—
UBS	16,027	—	16,027	783	15,244	—
Goldman Sachs
International	—	—	—			—
Repurchase Agreements	117,634,000	—	117,634,000	117,634,000	—	—
	$119,385,568	$—	$119,385,568	$118,061,478	$1,324,090	$—

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset	Net Amounts Presented		Collateral
	of Recognized	in the Statements of	in the Statements of	Financial	Pledged	Net
	Liabilities	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Description
Forward Contracts	$83,323	$—	$83,323	$83,323	$—	$—
Swap Contracts
Credit Suisse Securities LLC	141,054	—	141,054	141,054	—	—
Citigroup Global Markets	66,344	—	66,344	22,909	43,435	—
Deutsche Bank
Securities, Inc.	58,554	—	58,554		58,554	—
BOA	162,738	—	162,738	106,950	55,788	—
UBS	783	—	783	783	—	—
Goldman Sachs
International	8,895	—	8,895		8,895	—
Written Options	100,925	—	100,925	27,172	73,753	—
	$622,616	$—	$622,616	$382,191	$240,425	$—

Notes to Financial Statements | 113

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 13 – Unfunded Loan Commitment

At June 30, 2013, unfunded commitment was as follows:

Unfunded
Borrower	Commitment
Power Team Services, LLC, Delayed Draw Term Loan	$5,000
$5,000

Note 14 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of its assets in stocks of companies based outside of the United States.

114 | Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	Unfavorable Tax Treatment Risk: This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Notes to Financial Statements | 115

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Note 15 – Results of Special Meeting of Shareholders

The Funds held a special meeting of shareholders on March 15, 2013, relating to the approval of a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser as well as the election of two Trustees to the Board. The shareholders approved the New Agreement with respect to each Fund and elected Messrs. Shefrin and DeGroot to the Board. A total of 115,800,469 shares were represented at the meeting, either in person or by valid proxy, constituting 69.2% of the shares eligible to vote. The voting results were as follows:

Proposal 1 – to approve a new Investment Advisory Agreement between the Trust, on behalf of the Funds:

Fund	For	Against	Abstain	Non-Vote
Litman Gregory Masters Equity Fund	10,748,702	85,810	112,354	1,853,933
Litman Gregory Masters International Fund	58,528,975	664,730	164,851	8,897,871
Litman Gregory Masters Value Fund	3,552,156	22,327	19,180	572,237
Litman Gregory Masters Smaller Companies Fund	1,680,541	8,875	29,007	634,165
Litman Gregory Masters Focused Opportunities Fund	4,143,323	0	0	209,607
Litman Gregory Masters Alternative Strategies Fund	17,882,816	32,664	74,825	5,881,518

Proposal 2 – the election of two Trustees, Messrs. Shefrin and DeGroot, to the Board of Trustees of the Trust (the “Board”):

	For	Withheld	Non-Vote
Harold M. Shefrin	114,925,140	874,326	18,049,331
Jeremy DeGroot	99,122,756	16,677,712	18,049,331

Note 16 – Equity Fund and Value Fund Reorganization

As of the close of business on June 20, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Trustees, all of the assets, subject to the liabilities, of the Litman Gregory Masters Value Fund (“Value Fund”) were transferred to the Equity Fund. The reorganization was in the best interest of the Value Fund and it did not dilute the interests of existing shareholders of the Equity Fund. Shareholders of the Value Fund received 0.9795 Institutional Class shares of the Equity Fund, which is equivalent in aggregate net asset value to the value of their shares of the Value Fund. The reorganization qualified as a tax-free reorganization to the Litman Gregory Masters Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired fund. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date is included below:

Litman Gregory Masters
Acquired Fund	Value Fund
Net Assets	$67,851,847
Shares Outstanding	4,554,457
Net Asset Value	$14.90
Investments at fair value	$10,658,482
Unrealized appreciation/depreciation	$(8,542,615)
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Litman Gregory Masters
Acquiring Fund	Equity Fund
Net Assets immediately prior to merger	$280,971,536
Net Assets immediately after merger	$348,823,383
Fund Shares Issued in exchange for acquired fund	4,461,002
Exchange rate for shares issued	0.98

116 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the period ended June 30, 2013, are as follows:

Litman Gregory Masters
Equity Fund
Net investment loss	$(121,575)
Net realized and unrealized gain on Investments	$45,744,472
Total increase from operations	$45,622,897

Notes to Financial Statements | 117

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Change of Independent Registered Public Accounting Firm

On November 2, 2012, the Audit Committee of the Board of Directors of the Company approved the appointment of Cohen Fund Audit Services, Ltd. (“Cohen”) as the Company’s independent registered public accounting firm, replacing PricewaterhouseCoopers LLP (“PwC”). On December 10, 2012, the Audit Committee engaged Cohen to audit the Company’s financial statements for the fiscal year ended December 31, 2012.

PwC’s report on the financial statements of the Company for each of the fiscal years ended December 31, 2010 and December 31, 2011, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010, December 31, 2011 and through November 2, 2012, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended December 31, 2010, December 31, 2011 and through November 2, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

118 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

The Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility.

The Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

The EuroStoxx 50 Index

The EuroStoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

The HFRI Merger Arbitrage Index

The HFRI Merger Arbitrage Index is a fund weighted (equal weighted) index that measures the net of fees performance of hedge funds that invest in merger arbitrage strategies. Merger Arbitrage strategies typically employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

The Lipper International Large-Cap Core Fund Index

The Lipper International Large-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

The Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

The Lipper Large-Cap Value Fund Index

The Lipper Large-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

The Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

The BofA Merrill Lynch Corporate Master Index

The BofA Merrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor’s Ratings Group and Moody’s Investors Service, Inc. Only bonds with minimum maturity of one year are included.

The BofA Merrill Lynch US High Yield Master II Index

The BofA Merrill Lynch US High Yield Master II Index (H0A0) is an unmanaged index consisting of U.S. dollar denominated bonds that are rated BB1/BB+ or lower, but not currently in default.

Each Morningstar Category Average

Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

Index Definitions | 119

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index

The MSCI Emerging Markets Index measures the equity market performance of 21 emerging market countries.

The MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The NASDAQ Composite Index

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange.

The PrimeX

The PrimeX indexes serve as standardized, diverse, and liquid tools referencing securitized non-Agency fixed-rate or hybrid adjustable rate mortgage loans. The indexes currently reference 2005, 2006, and 2007 vintages. The PrimeX.FRM.1 Index references fixed-rate mortgage loans issued between 1/1/2005 and 6/30/2006. The PrimeX.FRM.2 Index references fixed-rate mortgage loans issued between 7/1/2006 and 12/31/2007.

The Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of

500 stocks that represent a sample of the leading companies in leading industries.

The S&P 500 Equal Weight Index

The S&P 500 Equal Weight Index has the same 500 stocks as the capitalization-weighted S&P 500, but each company in the index is allocated a fixed weight of 0.20%.

The S&P/LSTA U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria, based upon market weightings, spreads, and interest payments.

S&P Global (ex U.S.) LargeMidCap Index

S&P Global (ex U.S.) LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

120 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

5.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

6.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

7.	Capex (capital expenditures) are expenditures creating future benefits.

8.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

9.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

10.	Correlation is a statistical measure of how two securities move in relation to each other.

11.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

12.	Diversification is the spreading of risk by putting assets in several categories of investments.

13.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

14.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

15.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

16.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

17.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

18.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

19.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

20.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

21.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

22.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

23.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

24.	One basis point equals 1/100th of 1 percent.

25.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

26.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

Industry Terms and Definitions | 121

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

28.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

29.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

30.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

31.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

32.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

33.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

34.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

35.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

36.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

37.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

38.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

122 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
Julie Allecta	Trustee	Term: Open Ended	Vice President and Director, Audubon	Forward Funds
4 Orinda Way,		Time Served: 1 month	Canyon Ranch, Inc. since 2009;
Suite 200-D			Vice President and Director, WildCare
Orinda, CA 94563			Bay Area since 2007, Paul Hastings LLP
(born 1946)			from 1999 to 2009.
Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource Consulting	None
Eigenbrod, Jr. PhD		Time Served: 16	Services (organizational planning and
4 Orinda Way,		years	development) since 2002.
Suite 200-D
Orinda, CA 94563
(born 1941)
Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP. President, CCO & Sole	None
4 Orinda Way,		Time Served: 16	Owner, Welz Financial Services, Inc.,
Suite 200-D		years	since 2007. Partner, Bowman & Company
Orinda, CA 94563			LLP (certified public accountants) from
(born 1959)			1987 to 2007.
Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance,	SA Funds –
4 Orinda Way,		Time Served: 16	Santa Clara University, since 1979.	Investment Trust
Suite 200-D		years
Orinda, CA 94563
(born 1948)
Kenneth E. Gregory*	President	Term: Open Ended	President of the Advisor; President of	None
4 Orinda Way,	and Trustee	Time Served: 16	Litman/Gregory Research, Inc. (publishers)
Suite 200-D		years	and Litman/Gregory Asset Management,
Orinda, CA 94563			LLC (investment advisors), Officer of
(born 1957)			Litman/Gregory Analytics, LLC (web based
publisher of financial research), since
2000.
Craig A. Litman*	Secretary	Term: Open Ended	Treasurer and Secretary of the Advisor;	None
100 Larkspur Landing	and Trustee	Time Served: 16	Vice President and Secretary of Litman/
Circle,		years	Gregory Research Inc.; Chairman of
Suite 204			Litman/Gregory Asset Management, LLC.
Larkspur, CA 94939
(born 1946)
Jeremy DeGroot*	Assistant	Term: Open Ended	Chief Investment Officer of Litman/	None
4 Orinda Way,	Secretary and	Time Served: 16	Gregory Asset Management, LLC.
Suite 200-D	Trustee	years
Orinda, CA 94563
(born 1963)
John Coughlan	Treasurer	Term: Open Ended	Chief Operating Officer,	None
4 Orinda Way,	and Chief	Time Served: 16	Litman/Gregory Fund Advisors, LLC
Suite 200-D	Compliance	years	and Chief Financial Officer of Litman/
Orinda, CA 94563	Officer		Gregory Asset Management, LLC.
(born 1956)

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information | 123

NOTES

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124 | Notes

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice | 125

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

Quasar Distributors, LLC

615 E. Michigan St., 2nd Floor

Milwaukee, WI 53202

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Focused Opportunities Fund	MSFOX	53700T702	314
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Litman Gregory Funds Trust

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date	September 6, 2013

By	/s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date	September 6, 2013